SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X]  Preliminary proxy statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

     [ ]  Definitive proxy statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                            FLEXEMESSAGING.COM, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing proxy statement, if other than Registrant)


     Payment of filing fee (check the appropriate box):

     [X]  No fee required.

          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applied:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
--------------------------------------------------------------------------------
          Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

     (3)  Filing Party:
--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

                            FLEXEMESSAGING.COM, INC.

                                                                February 9, 2001


Dear Shareholders:

     You are cordially invited to attend a Special Meeting (the "Meeting") of Shareholders of Flexemessaging.com, Inc., an Idaho corporation (the "Company"), which will be held at the offices of Thelen Reid & Priest LLP, located at 40 W. 57th Street, New York, New York 10019, on March 29, 2001 at 5:00 p.m., local time.

     Information about the Meeting, including a listing and discussion of the matters on which shareholders will act, may be found in the enclosed Notice of Special Meeting of Shareholders and proxy statement.

     As described in the accompanying Notice of Special Meeting of Shareholders and proxy statement, at this important meeting shareholders will be asked to consider and vote upon a proposed exchange offer (the "Exchange") of Trade Wind Communications Limited ("TWC") with and into the Company, pursuant to a proposed Arrangement Agreement (the "Exchange Agreement") by and between the Company and TWC.

     The Company's Board of Directors has carefully considered the terms and conditions of the proposed Exchange and believes that the Exchange is in the best interests of the Company's shareholders. The Board of Directors has approved the Exchange and the other proposals described in the proxy statement and recommends that shareholders vote for the adoption and approval of the Exchange Agreement and the other proposals described in the proxy statement.

     We hope that you will be able to attend the Meeting. However, whether or not you anticipate attending in person, I urge you to complete, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the Meeting. If you do attend, you will, of course, be entitled to vote in person, and if you vote in person such vote will nullify your proxy.

                                        Sincerely,

                                        /s/ Nick Bird

                                        Nicholas Bird
                                        President and Chief Executive Officer

                            FLEXEMESSAGING.COM, INC.
                            LEVEL 27 GROSVENOR PLACE
                                225 GEORGE STREET
                                 SYDNEY NSW 2000
                                    AUSTRALIA


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 MARCH 29, 2001


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Flexemessaging.com, Inc., an Idaho corporation (the "Company"), will be held at the offices of Thelen Reid & Priest LLP, located at 40 W. 57th Street, New York, New York 10019, on March 29, 2001 at 5:00 p.m., local time, for the following purposes:

(a) To consider and vote upon a proposed exchange offer (the "Exchange") of Trade Wind Communications Limited, a Bermuda corporation ("TWC") pursuant to an Arrangement Agreement (the "Exchange Agreement") by and between the Company and TWC (the "Exchange Proposal"). As a result of the Exchange, each outstanding share of common stock of the Company, $.001 par value per share (the "Company Common Stock"), will be converted into the right to receive from the TWC
1.754880714 shares of TWC's common stock, $.01 par value per share (the "TWC Common Stock") rounded down to the nearest whole number); and

          THE CONSUMMATION OF THE EXCHANGE IS CONTINGENT UPON THE APPROVAL OF THE EXCHANGE PROPOSAL. THE COMPANY AND TWC WILL NOT COMPLETE THE EXCHANGE UNLESS A MAJORITY OF THE COMPANY'S SHAREHOLDERS ADOPT AND APPROVE THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY IT.

(b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Company's shareholders have the right to dissent from the Exchange and demand dissenter's rights for their shares; provided that, the Exchange is consummated and such shareholders comply with the requirements of the Idaho Business Corporation Act. See "Dissenter's Rights" in the accompanying proxy statement and the relevant sections of the Idaho Business Corporation Act attached hereto as Annex B for a description of the rights of dissenting shareholders and a discussion of the procedures which must be followed by the Company's shareholders to obtain appraisal of their shares.

     THE COMPANY'S BOARD OF DIRECTORS (THE "COMPANY BOARD") HAS ADOPTED AND APPROVED THE EXCHANGE PROPOSAL AND RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE EXCHANGE PROPOSAL.

     ALL INFORMATION PERTAINING TO TWC HAS BEEN FURNISHED BY TWC.

     Only shareholders of record at the close of business on October 5, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting or at any continuation or adjournment thereof.

                                        By Order of the Board of Directors,

                                        /s/ Nick Bird

                                        Nicholas Bird
                                        President and Chief Executive Officer

Sydney, Australia
February 9, 2001

          TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                            FLEXEMESSAGING.COM, INC.
                            LEVEL 27 GROSVENOR PLACE
                                225 GEORGE STREET
                                 SYDNEY NSW 2000
                                    AUSTRALIA

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 29, 2001

                                  INTRODUCTION

     This proxy statement is furnished to the shareholders of FLEXEMESSAGING.COM, INC., an Idaho corporation (together with its subsidiaries, collectively, the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Company Board") of proxies ("Proxies") for use at its special meeting of shareholders (the "Meeting") to be held at the offices of Thelen Reid & Priest LLP, located at 40 W. 57th Street, New York, New York 10019, on March 29, 2001 at 5:00 p.m., local time, or at any adjournment or postponement thereof. The approximate date on which this proxy statement and the
accompanying Proxy will be first sent or given to shareholders is March   ,
                                                                        --
2001. The purposes of the Meeting are as follows:

(a) To consider and vote upon a proposed exchange offer (the "Exchange") of Trade Wind Communications Limited, a Bermuda corporation ("TWC") pursuant to an Arrangement Agreement (the "Exchange Agreement") by and between the Company and TWC (the "Exchange Proposal"). As a result of the Exchange, each outstanding share of common stock of the Company, $.001 par value per share (the "Company Common Stock"), will be converted into the right to receive from the TWC
1.754880714 shares of TWC's common stock, $.01 par value per share (the "TWC Common Stock" rounded down to the nearest whole number); and

          THE CONSUMMATION OF THE EXCHANGE IS CONTINGENT UPON THE APPROVAL OF THE EXCHANGE PROPOSAL. THE COMPANY AND TWC WILL NOT COMPLETE THE EXCHANGE UNLESS A MAJORITY OF THE COMPANY'S SHAREHOLDERS ADOPT AND APPROVE THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY IT.

(b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE COMPANY BOARD HAS ADOPTED AND APPROVED THE EXCHANGE PROPOSAL AND RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE EXCHANGE PROPOSAL.

     ALL INFORMATION PERTAINING TO TWC HAS BEEN FURNISHED BY TWC.

                        THE DATE OF THIS PROXY STATEMENT
                               IS MARCH   , 2001.
                                        --

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY......................................................................3
WHERE YOU CAN FIND MORE INFORMATION..........................................8
QUESTIONS AND ANSWERS ABOUT THE EXCHANGE.....................................9
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS..................11
SPECIAL MEETING  DATE, TIME, PLACE AND PURPOSE..............................12
RECORD DATE, VOTING SECURITIES AND QUORUM...................................12
RECOMMENDATIONS OF THE BOARD OF DIRECTORS...................................12
PROXIES AND VOTING RIGHTS...................................................12
VOTE REQUIRED...............................................................13
SOLICITATION OF PROXIES.....................................................13
PROPOSAL NO. 1  THE EXCHANGE................................................14
      Background of the Exchange............................................14
      Recommendation of the Company Board...................................14
      Reasons for the Exchange; Factors Considered by the Company Board.....14
      Exchange of Shares....................................................16
      Material Difference between Company Common Stock and TWC Common
      Stock.................................................................16
      Certain Effects of the Exchange on the Rights of the Company and
      TWC Shareholders......................................................17
      US Federal Securities Law.............................................17
      Listing of TWC Common Stock to Be Issued in the Exchange..............17
      Risk Factors..........................................................17
      Structure and Terms of Exchange.......................................18
      Corporate Structure Pre and Post Exchange.............................19
      Federal Income Tax Considerations.....................................20
      Accounting Treatment of the Exchange..................................20
      Dividends/Dilution....................................................20
      Management After the Exchange.........................................21
      Vote Required.........................................................22
      Indemnification.......................................................22
      Employment Agreements.................................................22
THE EXCHANGE AGREEMENT......................................................23
      Terms of the Exchange and Scheme......................................23
      Exchange Consideration................................................24
      Effective Time of the Exchange........................................24
      Manner and Basis of Converting Shares.................................24
      Exchange of Certificates..............................................24
      Representations and Warranties........................................25
      Conduct of Business Prior to Closing..................................25
      Closing Conditions....................................................25
      Waiver of Conditions..................................................26
      Governmental and Regulatory Approvals.................................26
      Exchange Expense Reimbursement........................................26
      Termination...........................................................26
      Dissenters' Rights....................................................26
BUSINESS OF TWC.............................................................27
      Corporate Structure...................................................27
      Business..............................................................28
      Properties............................................................28
      Legal Proceedings.....................................................28
      Market for TWC Common Stock and Related Stockholder Matters...........28
      Management's Discussion and Analysis of Financial Condition and
      Results of Operations.................................................29
      Changes In and Disagreements with Accountants on Accounting and
      Financial Disclosure..................................................33
      Financial Statements - (See Part F/S containing the Index to
      Financial Statements attached hereto).................................33
SELECTED CONSOLIDATED FINANCIAL DATA OF THE TWC.............................34
BUSINESS OF THE COMPANY.....................................................35
      Security Ownership of Certain Beneficial Owners and Management........36
SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY.........................37

HISTORICAL AND PRO FORMA COMPARATIVE PER SHARE DATA OF THE COMPANY AND TWC
(UNAUDITED).................................................................39
PRO FORMA HISTORICAL........................................................39
INCORPORATION BY REFERENCE..................................................44
OTHER BUSINESS..............................................................44
INDEX TO FINANCIAL STATEMENTS................................................1
ANNEX A EXCHANGE AGREEMENT...................................................1
ANNEX B  DISSENTERS' RIGHTS STATUTE..........................................1
ANNEX C FLEXEMESSAGING.COM, INC. ANNUAL REPORT AND QUARTERLY REPORT..........1
ANNEX D HORWATH FAIRNESS OPINION.............................................1

                                    SUMMARY

     This summary highlights selected information from this document and may not contain all of the information that is important to you. For a more complete understanding of the exchange and for a more complete description of the legal terms of the exchange, you should carefully read this entire document, the Exchange Agreement which is attached as Annex A and the other available information referred to in "Where You Can Find More Information" on page 8. For convenience, in this proxy statement, Trade Wind Communications Limited will be referred to as "TWC" and Flexemessaging.com, Inc. will be referred to as the "Company" or by the terms we, us or our.

THE COMPANIES (See pages 27 and 35)

     Corporate Office
     Flexemessaging.com, Inc.
     Level 27 Grosvenor Place
     225 George Street
     Sydney NSW 2000
     Australia

     We are a technology company operating through our wholly-owned subsidiary, Trade Wind Group Pty Limited through two divisions: our Flexemessaging Division provides a global fax, email and mobile messaging and broadcast service including on-line, high-impact rich media and interactive marketing services; and the Voice and Data Division is a systems integration provider - providing secure, scalable infrastructure for enterprises to build decision support systems, including virtual call centers and e-learning applications. We have coupled the services of each division with related value added services for customer care, data warehousing, e-commerce and m-commerce. We are an Idaho corporation, with our principal offices located in Australia.

     Trade Wind Communications Limited
     Level 27 Grosvenor Place
     225 George Street
     Sydney NSW 2000
     Australia

     TWC is a Bermuda holding company based in Australia. TWC is a communications and messaging company operating through us, its subsidiary. TWC is our majority shareholder holding 86.3% of our common stock, making TWC an affiliate of the Company through its direct and indirect equity ownership.

OVERVIEW OF THE TRANSACTION

The Exchange Agreement provides that TWC will exchange 1.754880714 shares of its common stock for each outstanding share of our common stock as of the record date of October 5, 2000. Immediately thereafter, we will become a wholly owned subsidiary of TWC and TWC will then merge our assets and operations with and into a newly formed Bermudan subsidiary. Under this proposal, TWC would become the successor issuer of the Company pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934, as amended, and would continue to report under the Securities Exchange Act of 1934 and be listed in the pink sheets. TWC is listed on the Canadian Venture Exchange and upon completion of the exchange, our shareholders would hold TWC shares listed on the Canadian Venture Exchange. In order for the exchange to happen, a majority of our shareholders must approve the exchange at this meeting, a majority of TWC shareholders (represented by not less the 75% of those attending and voting in person or by proxy) must approve the exchange at a extraordinary general meeting, and the Supreme Court of Bermuda must issue an final order approving the fairness of the transaction. At a TWC shareholder meeting held on November 9, 2000, the required majority of the TWC shareholders approved the exchange.

     Both the Company and TWC are holding companies. The Company holds all of the outstanding shares of Trade Wind Group Pty Limited (TWG) and TWC holds a majority of the outstanding shares of the Company. The value attributable to both the Company and TWC is their respective interests in the ownership of TWG and the Company. Prior to the consummation of the exchange, the shareholders of the Company will hold 13.7% of the common stock of the Company representing their rights to 13.7% in the underlying assets of the Company, TWG. Upon consummation of the exchange, the shareholders will maintain their 13.7% interest in those assets and their underlying value through their same percentage ownership of TWC common stock. See the following corporate structure chart:


                                 [CHART OMITTED
     OF CORPORATE STRUCTURE SHOWING: PRE-EXCHANGE THAT MINORITY SHAREHOLDERS HELD 13.7% OF FLEXEMESSAGING WITH TWC HOLDING 86.3% VS. THE POST-EXCHANGE
            STRUCTURE WHERE MINORITY SHAREHOLDERS HOLD 13.7% OF TWC.]


     TWC and the Company's shares are traded on different exchanges in different currencies, both with consistently low trading volume and little liquidity. For this reason, the Company's Board set the exchange ratio at a value to maintain each shareholders' same percentage ownership in the same underlying assets rather than attempt to provide a fair method of exchange based on changing trading values in two distinctly separate and thin markets. The Company's Board also received a fairness opinion from Horwath Investment Services Pty Ltd based on the Australian Securities and Investments Commission guidance on Policy Statement 74 concluding that the exchange ratio is fair to all the shareholders and the advantages of the transaction outweigh the disadvantages. See Annex D for a copy of the opinion.

     The sole purpose of the exchange is to redomicile the Company to Bermuda to reduce our operating costs by simplifying our corporate structure and positioning the Company to seek financing in the Australian and Canadian markets where our reputation is better known.

THE SPECIAL MEETING (See page 12)

     The special meeting of our shareholders is scheduled to be held at the offices of Thelen Reid & Priest LLP, located at 40 W. 57th Street, New York, New York 10019, on March 29, 2001, at 5:00 p.m., local time.

RECORD DATE; VOTING POWER (See page 12)

     Our board of directors has fixed the close of business on October 5, 2000 as the record date to determine holders of shares of our stock entitled to notice of and to vote at the special meeting.

     As of the record date, there were 10,200,000 shares of our common stock issued and outstanding, held by 31 record holders. If you held common stock at the close of business on the record date, you have one vote per share on any matter that may properly come before the special meeting.

VOTING SECURITIES AND VOTES REQUIRED (See page 12 and 13)

     The exchange requires the approval of holders of a majority of the shares of our common stock outstanding on October 5, 2000. Our directors, executive officers and their affiliates held a total of approximately 16.4% of the shares of our common stock outstanding on the record date and have indicated their intention to vote their shares "FOR" the adoption of the Exchange Agreement.

     TWC and its affiliates held 8.8 million shares of our common stock on the record date representing 86.3% of the shares of our common stock outstanding on the record date. TWC has indicated its intention to vote its shares "FOR" the adoption of the Exchange Agreement, TWC shareholders voted to approve the exchange at the shareholder meeting held on November 9, 2000.

THE EXCHANGE AGREEMENT

     The following is a brief summary of certain provisions of the Exchange Agreement. For more detail, see "The Exchange Agreement" starting on page 23 and the pages referred to below and the copy of the Exchange Agreement annexed as Annex A to this proxy statement.

     EXCHANGE CONSIDERATION (See page 24)

     Our shareholders will receive 1.754880714 shares of TWC's common stock rounded down to the nearest whole number in exchange for each issued and outstanding share of our common stock. The shares of TWC's common stock received by our shareholders pursuant to the Exchange Agreement are referred to herein as the "exchange consideration."

     CONVERSION OF COMPANY COMMON STOCK (See page 24)

     Upon consummation of the exchange, all outstanding shares of our common stock will cease to be outstanding and will be converted into the right to receive the exchange consideration.

     EFFECTIVE DATE AND TIME (See page 24)

     Upon approval of the exchange and the Exchange Agreement by our shareholders at this meeting and by the shareholders of TWC, and the approval by the Supreme Court of Bermuda under Section 99 of the Bermuda Companies Act having been rendered with the Court's order of approval being filed with the Registrar of Companies in Bermuda, the exchange will be consummated and become effective at that time. Articles of exchange meeting the requirements of the Business Corporation Act of Idaho shall be filed with the Secretary of State of Idaho. We expect the exchange to become effective on or about April 16, 2001.

     OTHER TERMS OF THE EXCHANGE AGREEMENT (See page 25 and 26)

     The Exchange Agreement is attached to this proxy statement as Annex A. You should read the Exchange Agreement. It is the legal document that governs the exchange.

     OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     On the record date, the directors of the Company were Nicholas Bird, Frank Favretto, and Martin McCarthy. Upon consummation of the exchange, each of the current directors will remain on the Company's Board.

     CLOSING CONDITIONS (See page 25)

     The completion of the exchange depends upon the satisfaction of a number of conditions, including:

o the approval of the exchange at the meeting by (i) the holders of a majority of the outstanding shares of our common stock, and (ii) by a majority of the holders of the common stock in a number representing 75% in value of those attending a separate TWC shareholder meeting;

o the absence of any order or legal restraint of any court or governmental entity preventing or prohibiting the exchange;

o the absence of any cease trading or similar order with respect to any outstanding securities of the Company;

o the continued accuracy of each party's representations and warranties and the fulfillment of each party's obligations contained in the Exchange Agreement;

o the receipt of all necessary consents, waivers, orders and approvals necessary for the completion of the exchange shall have been obtained or received;

o the absence of any material adverse change or effect with respect to the Company;

o issuance by the Supreme Court of Bermuda of a final order approving the exchange, filing of the order with the Registrar of Companies in Bermuda and filing of Articles of Exchange with the Secretary of State of Idaho.

     Other than the requirement to obtain shareholder approval, either party to the exchange may waive any condition that is intended for its benefit. If either TWC or the Company elects to waive a condition and complete the exchange, we will evaluate the facts and circumstances giving rise to the waiver at that time. If we determine that these facts and circumstances are material to shareholders, we will disclose this information in a supplement to this proxy statement before the meeting and will re-solicit your proxy. EVEN IF THE HOLDERS OF OUR COMMON STOCK APPROVE THE EXCHANGE, IT IS POSSIBLE THAT THE EXCHANGE WILL NOT BE CONSUMMATED.

     TERMINATION (See page 26)

     Either party may terminate the Exchange Agreement under a number of circumstances, including the following circumstances:

o if the holders of the Company or TWC common stock do not approve the exchange;

o if the Supreme Court of Bermuda does not issue a final order of approval satisfactory to the Company and TWC;

o if any of the conditions precedent to a party's obligation to consummate the exchange is not met or waived by April 16, 2001.

     We may mutually agree with TWC to terminate the Exchange Agreement even after approval by our shareholders, the TWC shareholders and the Supreme Court of Bermuda.

     TERMINATION FEES AND EXPENSES (See page 26)

     Each party will pay its own expenses if the Exchange Agreement is terminated.

     FEDERAL INCOME TAX CONSEQUENCES (See page 20)

     The exchange is expected to be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986. If the exchange so qualifies, you will not recognize gain or loss for federal income tax purposes. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, YOU ARE URGED TO CONSULT YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE EXCHANGE, INCLUDING THE EFFECTS OF STATE, LOCAL OR OTHER TAX LAWS.

     REGULATORY APPROVALS (See page 26)

     Neither we nor TWC is required to make filings with or obtain approvals from regulatory authorities in connection with the exchange, other than to obtain (1) a final order from the Supreme Court of Bermuda, (2) approval by the Canadian Venture Exchange, (3) file the final order from the Supreme Court of Bermuda with the Registrar of Companies in Bermuda, and (4) file Articles of Exchange with the Secretary of State of Idaho.

     DISSENTERS' RIGHTS (See page 26)

     You may be entitled to dissenters' rights in connection with the exchange under the provisions of Idaho law. Any shareholder that desires to exercise his or her statutory dissenter's rights must, before the vote is taken, submit to us a written demand for the payment of his or her shares. Shareholders who vote in favor of the exchange may not exercise dissenter's rights. FAILURE TO STRICTLY COMPLY WITH THE REQUIREMENTS OF IDAHO LAW WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

COMMON DIRECTORS

     Nicholas Bird and Frank Favretto, two of our board members, are also members of the Board of Directors of TWC. Both Mr. Bird and Mr. Favretto have voted to approve the exchange proposal as directors on both Boards.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document we file at the SEC's public reference room at the following locations:

o    Main Public Reference Room
     450 Fifth Street, N.W.
     Washington, D.C.  20549

o    Regional Public Reference Room
     75 Park Place, 14th Floor
     New York, New York 10007

o    Regional Public Reference Room
     Northwestern Atrium Center
     500 West Madison Street, Suite 1400
     Chicago, Illinois 60661-2511

     You may obtain information on the operation of the SEC's public reference rooms by calling the SEC at (800) SEC-0330.

     We file these documents with the SEC electronically. You can access the electronic versions of these filings on the Internet at the SEC's web site, located at http://www.sec.gov.

                    QUESTIONS AND ANSWERS ABOUT THE EXCHANGE

Q:   WHAT WILL HAPPEN IN THE EXCHANGE?

A: If the exchange is completed, 1,400,000 shares of our common stock (representing 13.7%) will be converted into approximately 2,456,832 shares of TWC's common stock.

Q:   WHEN DO YOU EXPECT THE EXCHANGE TO BE COMPLETED?

A:   We are working to complete the exchange on or about April 16, 2001.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE UPON?

A: Shareholders are being asked to approve the exchange of each share of our common stock for 1.754880714 shares of TWC's common stock rounded down to the nearest whole number. The proposal to adopt and approve the exchange with TWC must be approved by the holders of a majority of the shares of our common stock present in person or represented by a properly executed proxy at the special meeting.

Q:   HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: Our board of directors has approved and adopted the exchange and the Exchange Agreement and recommends that shareholders vote FOR approval of the exchange and the related transactions. The board of directors believes that the exchange is fair to, and in the best interests of, our shareholders. In support of its decision to approve the exchange, the Board also requested and received an opinion from Horwath Investment Services Pty Ltd as to the fairness and reasonableness of the exchange to our shareholders and the shareholders of TWC.

Q:   WHAT HAPPENS IF I TRANSFER MY SHARES AFTER THE RECORD DATE?

A: The record date for the special meeting (October 5, 2000) is earlier than the expected date of the exchange. Therefore, transferors of shares of common stock after the record date but prior to the exchange will retain their right to vote at the special meeting.

Q:   WHAT DO I NEED TO DO NOW?

A: If you are a shareholder of the Company, simply indicate on your proxy card how you want to vote and sign, date and mail it in the enclosed envelope as soon as possible.

Q:   WHAT HAPPENS IF I DON'T RETURN A PROXY CARD?

A: If you are a shareholder, the failure to return your proxy card will have the same effect as voting against the exchange and the related transactions.

Q:   MAY I VOTE IN PERSON?

A: Yes. If you are a shareholder, you may attend the special meeting and vote your shares in person, rather than signing and mailing a proxy card.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?

A: Yes. If you are a shareholder, you may change your vote at any time before your proxy is voted at the special meeting by following the instructions as detailed in "Special Meeting -- Proxies and Voting Rights" on page 12. Before your proxy is voted, you may submit a new proxy or you may attend the special meeting and vote in person.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares of common stock only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides. If you do not provide instructions to your broker, your shares will not be voted and they will be counted as votes against the exchange and the related transactions.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have additional questions about the exchange or the related transactions, you should contact:

     Nick Bird, President
     Flexemessaging.com, Inc.
     27 Grosvenor Place
     225 George Street
     Sydney, Australia NSW 2000
     (011) 61 2 9250 8888

Q:   WHAT IF I DON'T AGREE WITH THE EXCHANGE?

A: You may be entitled to dissenters' rights in connection with the exchange under the provisions of Idaho law. Any shareholder that desires to exercise his or her statutory dissenter's rights must, before the vote is taken, submit a written demand for the payment of his or her shares to us and otherwise follow the dissenters' rights procedures required by Idaho law. Shareholders who vote in favor of the exchange may not exercise dissenter's rights. The procedure for exercising your dissenter's rights is detailed in "The Exchange Agreement - Dissenters' Rights." IF YOU DON'T FOLLOW THE PROCEDURE PRECISELY, YOU WILL LOSE THIS RIGHT.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     Certain matters discussed in this proxy statement constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. In connection with the safe harbor provisions, Flexemessaging.com, Inc. is hereby filing cautionary statements to identify the forward-looking statements and certain factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this proxy statement.

     Forward-looking statements include the information concerning possible or assumed future results of operations of Flexemessaging.com, Inc. and TWC and other future events set forth under "Summary - Closing Conditions," "Questions and Answers About The Exchange," "The Exchange - Reasons for the Exchange; Factors Considered by the Company Board," "The Exchange - Recommendation of the Company Board," and other statements in this proxy statement identified by words such as "anticipate," "estimate," "expect," "intend," "believe," "plans," "projects," "result," "will likely," and "objective".

     Readers are cautioned not to place undue reliance on such forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may affect the Company's operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: general economic and business conditions; changes in technology; changes in political, social and economic conditions; regulatory matters; integration of the operations of the Company; the actual costs required to effect the Exchange; changes in business strategy or development plans; the speed and degree to which competition enters the Company's industry; changes in the capital markets affecting the ability to finance capital requirements and the factors listed in the other reports previously or hereafter filed with the SEC. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. The Company assumes no obligation to update such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

     Any forward-looking statement speaks only as of the date on which that statement is made, and Flexemessaging.com, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

                                 SPECIAL MEETING

                          DATE, TIME, PLACE AND PURPOSE

     The Meeting will be held on March 29, 2001, at 5:00 p.m., local time, at the offices of Thelen Reid & Priest LLP, 40 W. 57th Street, New York, New York 10019 or at any postponement or adjournment thereof, to consider and vote upon the Exchange Proposal.

                    RECORD DATE, VOTING SECURITIES AND QUORUM

     The voting securities of the Company outstanding on October 5, 2000 consisted of 10,200,000 shares of Company Common Stock, entitling the holders thereof to one vote per share. Only shareholders of record as of that date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A majority of the voting power of outstanding shares of Company Common Stock present in person or by proxy is required for a quorum.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Company Board believes that the Exchange is in the best interests of the Company and the Company's shareholders and recommends that the Company's shareholders vote FOR the Exchange Proposal.

                            PROXIES AND VOTING RIGHTS

     Shares of Company Common Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) FOR the Exchange Proposal and (ii) in the Proxy holders' discretion as to other matters that may properly come before the Meeting.

     The execution of a Proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting or by execution of a subsequent Proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Company Common Stock as to which a shareholder abstains are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and abstentions are not counted for purposes of determining whether a proposal has been approved and, therefore, will count as a vote against the Exchange Proposal.

                                  VOTE REQUIRED

     In accordance with the Business Corporation Act of Idaho and the Bylaws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote is necessary to constitute a quorum to transact business at the Meeting. Abstentions (and broker non-votes) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of the holders, in person or by proxy, on the Record Date of a majority of the outstanding voting power of Company Common Stock is necessary for the approval of the Exchange Proposal. If a quorum is not present or represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than the announcement at the meeting, until a quorum is present or represented. At any such adjournment Meeting at which a quorum is present or represented, any business may be transacted at the Meeting as originally notified.

     Approval of the Exchange Proposal by the holders of Company Common Stock is a condition to the consummation of the Exchange.

                             SOLICITATION OF PROXIES

     All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but officers, directors, employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                                 PROPOSAL NO. 1

                                  THE EXCHANGE

     Following the Exchange, the business and operations of the reorganized Company will be the same as or substantially similar to those of the Company before the Exchange. The sole purpose for this Exchange is to redomicile the Company offshore to reduce operating costs by simplifying the corporate structure and seek offshore financing primarily in Australia and Canada. Upon redomicile, the Company will still hold the same assets consisting of TWG. The Company's shareholders will also still hold the same 13.7% of those assets, but their 13.7% interest in such assets will be evidenced by shares of TWC Common Stock rather than Company Common Stock.

Background of the Exchange
--------------------------

     The Board of Directors of the Company reviewed various alternatives of reorganizing the Company offshore to reduce our cost of operations by simplifying our structure and to better position the Company to seek financing in Australia and Canada, especially as the Company's operations are predominately centered in Australia. In June, the Board began considering the exchange proposal idea and the actions that would be necessary to complete the transaction. The Company consulted with US and Bermudan legal counsel regarding the transaction, and in August the companies began negotiating the terms of the Exchange Agreement. The Company's Board, upon determining the offer would be in the best interest of the Company and its shareholders, unanimously approved the exchange offer and agreed in principal with the terms of the Exchange Agreement on September 1, 2000. TWC and the Company together have been preparing the necessary regulatory and court documentation for filing and presentation to shareholders and the Supreme Court of Bermuda in accordance with the laws of both the State of Idaho and Bermuda. The Board of Directors of the Company believe that by reorganizing under the laws of Bermuda, management will be able to more efficiently and cost effectively manage the Company and seek to raise funds in Australia and Canada where the Company and TWC's reputations are better known as well as improve the Company's liquidity.

     The terms and conditions of the Exchange were determined through negotiations between the senior management of the Company and TWC. In determining the form of the transaction and the form and amount of the consideration, a number of factors were reviewed by the senior management of the Company. In making its determination, the Company's Board also requested that Horwath Investment Services Pty Ltd. review the exchange proposal and provide the Board with an opinion on the fairness of the exchange consideration and that the transaction is fair and reasonable to all shareholders of the Company and TWC. After reviewing the transaction material and information provided by TWC and the Company, Horwath Investment Services Pty Ltd. gave the Board an opinion, which supported the Board's recommendation that the exchange is fair and reasonable to the shareholders of TWC and the Company. For a description of these factors see "Reasons for the Exchange; Factors Considered by the Company Board."

Recommendation of the Company Board
-----------------------------------

     The Company Board has approved the Exchange Agreement and the transactions contemplated thereby, and has determined that the Exchange is fair to and in the best interests of the Company and the Company's shareholders.

     THE COMPANY BOARD RECOMMENDS THAT THE HOLDERS OF THE COMPANY'S COMMON STOCK VOTE "FOR" THE ADOPTION AND APPROVAL OF THE EXCHANGE AGREEMENT AND THE EXCHANGE.

     Two members of the Company Board, Nicholas Bird and Frank Favretto, are also members of the TWC Board of Directors.

Reasons for the Exchange; Factors Considered by the Company Board
-----------------------------------------------------------------

     In approving the Exchange Agreement and the Exchange, the Board considered a variety of factors, including:

1. The Company's financial condition, business opportunities, current strategies, competitive position, and prospects of TWC, and current economic and market conditions.

2. The Company's strategic plan for growth and the Board's belief that the Company's ability to pursue the plan would be enhanced by the Exchange by better positioning the Company to seek financing in Australia and Canada as the Company and TWC's reputation is better known in those countries and the Company would have the benefit of TWC's listing on the Canadian Venture Exchange. The Company Board believes the Exchange will improve the Company's liquidity.

3. The negotiations between representatives of the Company and TWC with respect to the consideration and other terms of the Exchange, and the Board's belief that the terms of the Exchange Agreement, including the Exchange Consideration and the exchange ratio, represents the most favorable terms that could be negotiated in order to re-domicile the Company with as little change as possible in the management and operations of the Company.

4. Both the Company and TWC have a low trading volume and little liquidity on each of their respective exchanges. The shares of the Company are traded in the pink sheets and the shares of TWC are traded on the Canadian Venture Exchange, both in different currencies and jurisdictions. The Board does not believe the shares are directly comparable or that their market value necessarily reflects the underlying value of the shares. Due to these differences, the Board did not feel that it would be appropriate to make the exchange based on market trading values, but rather to insure that the shareholder would maintain its interest in the underlying value of the shares. The Exchange Consideration as determined maintains the shareholders' 13.7% interest in the underlying assets of the Company. These underlying assets and business of the Company will remain the same.

5. The Company and TWC received an opinion from Horwath Investment Services Pty Ltd. for its use in determining whether the transaction was fair and reasonable to its shareholders. Using the Australian Securities and Investment Commission Policy Statement 74, Horwath Investment Services Pty Ltd concluded that the exchange ratio of converting every one share of Company Common Stock for 1.75488714 shares of TWC Common Stock is fair and that the exchange is fair and reasonable to the shareholders of TWC and the Company. Horwath Investment Services Pty Ltd's opinion was rendered for the Board's use and was rendered based on information provided by the TWC and the Company and certain publicly available share and market data. Horwath Investment Services Pty Ltd has not independently verified the information. See Annex D for a copy of the Horwath Opinion.

6. The Exchange is an opportunity for the Company to reduce its operating cost and more efficiently manage operations by simplifying its corporate structure.

7. Upon consummation of the Exchange, the Company will become a wholly owned subsidiary of TWC and TWC will become the successor issuer to the Company and maintain the reporting status of the Company under the Securities Exchange Act and its listing in the pink sheets. The Company believes the shareholders will benefit from this Exchange by receiving TWC's shares that will be listed on the Canadian Venture Exchange and with either TWC's or its subsidiary's shares listed in the pink sheets, with movement planned to the Over-the-Counter Bulletin Board. The shares issued in the Exchange will be freely tradable, except as to affiliates of the Company or TWC. There will be no material change in the business operations and management of the Company as a result of the Exchange.

8. The Company has considered other options to reorganize itself offshore, including the spin-off of its wholly owned subsidiary TWG and a reverse merger of the Company with and into TWG. However, there is no exemption from registration available under the Securities Act of 1933 for a spin-off or the reverse merger, which would require TWG to register its capital stock under the Securities Act of 1933. The Company believes this option would require more economic resources and provide less benefit to the Company and its shareholders than the Exchange Proposal. The Company cannot be certain of the tax consequences on the shareholders as a result of either alternative.

     The Board also considered a variety of potentially negative factors relating to the Exchange, including (i) the transaction costs; (ii) the risks that the anticipated benefits of the Exchange might not be obtained, and (iii) the possible need to file a Registration Statement on Form S-3 if an exemption from registration under Section 3(a)(10) of the Securities Act of 1933 is not available.

     The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the Exchange, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Individual directors may have given differing weights to different factors.

Exchange of Shares
------------------

     The Exchange Agreement provides that TWC will exchange 1.754880714 shares of its common stock for each outstanding share of our common stock as of the record date of October 5, 2000. Immediately thereafter, we will become a wholly owned subsidiary of TWC and TWC will then merge our operations with and into a newly formed Bermudan subsidiary. Under this proposal, TWC would become the successor issuer of the Company pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934 and would continue to report under the Securities Exchange Act of 1934 and either TWC or its subsidiary would be listed in the pink sheets. TWC is listed on the Canadian Venture Exchange and upon completion of the Exchange, our shareholders would hold TWC shares listed on the Canadian Venture Exchange. In order for the Exchange to happen, a majority of our shareholders must approve the Exchange at this meeting; a majority in number representing 75% in value of those TWC shareholders attending a special meeting for the same purpose must approve the Exchange; and the Supreme Court of Bermuda thereafter must render a final order approving the fairness of the Exchange.

     Upon approval of the Exchange and the Exchange Agreement by our shareholders at this meeting, approval by the shareholders of TWC, and the approval by the Supreme Court of Bermuda under Section 99 of the Bermuda Companies Act having been rendered and filed with the Registrar of Companies in Bermuda, the Exchange will be consummated and become effective at the time. Articles of Exchange meeting the requirements of the Business Corporation Act of Idaho shall be filed with the Secretary of State of Idaho. A majority of the shareholders of TWC approved the Exchange at a meeting held on November 9, 2000.

     Upon consummation of the Exchange, TWC will acquire all of the issued and outstanding shares of the Company in exchange for 1.754880714 of fully paid, non-assessable and validly issued shares TWC Common Stock, rounded down to the nearest whole number of TWC Common Stock. TWC will mail letters of transmittal to the Company's shareholders to be completed and returned with their certificates representing Company Common Stock in order to obtain their respective certificates representing TWC Common Stock to which they are entitled. See, "Material Difference between Company Common Stock and TWC Common Stock" below for an explanation of the difference in rights attributable to the TWC Common Stock. TWC will simultaneously merge the Company with and into a newly formed Bermudan subsidiary creating a new wholly-owned Bermudan subsidiary holding all of the assets and liabilities of the Company. The effect of this Exchange and simultaneous merger is to redomicile the Company offshore to Bermuda without effecting the management and operations of the Company, other than to reduce the costs of operation. The Company anticipates that the consummation and effective date of this exchange will be on or about April 16, 2001.

     The Exchange of shares should be exempt from registration under the Securities Act of 1933, as amended, pursuant to section 3(a)(10) as the Supreme Court of Bermuda, upon rendering a final order approving the Exchange, will have, in accordance with section 99 of the Bermudan Companies Act, satisfied itself that (1) the terms and conditions of the Exchange are fair; and (2) that the transactions contemplated by the Exchange are fair to the shareholders. The Supreme Court may approve the Exchange in the form presented or may amend the terms and conditions of the Exchange in any manner it directs. The Company and TWC may agree to terminate the Exchange if the final order of the Supreme Court of Bermuda is not in a form and substance satisfactory to the Company and TWC, individually. In the event that the exemption is not available, the TWC Common Stock issued in exchange of Company Common Stock will be restricted. The Company and TWC would undertake at that time to use its best efforts to register the TWC Common Stock for resale under the Securities Act of 1933.

Material Difference between Company Common Stock and TWC Common Stock
---------------------------------------------------------------------

     There are no material differences between the rights of the shareholder with respect to the Company's Common Stock and TWC's Common Stock.

     Shares of TWC Common Stock rank equally as to dividends, voting rights and as to any distribution of asset on winding-up or liquidation. Each share carries the right to one vote. There are no indentures or agreements limiting the payment of dividends and there are no pre-emptive rights, conversion rights, special liquidation rights, or subscription rights attaching to any of the shares of TWC Common Stock. No shares have been issued subject to call, put or assessment. There are no provisions for redemption, purchase for cancellation, surrender or sinking or purchase funds. There are no founders, management or deferred share which carry rights which differ from the rights attached to the shares of TWC Common Stock. Provisions as to modification, amendment or variation of any such rights or such provisions are contained in the by-laws of TWC.

Certain Effects of the Exchange on the Rights of the Company and TWC
--------------------------------------------------------------------
Shareholders
------------

     The rights of shareholders of the Company are presently governed by Idaho law, and the rights of TWC shareholders are presently governed by Bermuda law. At the Effective Time, the rights of the shareholders of the Company will be governed by Bermuda law. The organizing documents of the newly formed Bermudan company, as the surviving corporation will be the equivalent of the Articles of Incorporation and By-laws of the Company.

     Upon consummation of the Exchange, shareholders will receive shares of TWC Common Stock that will be freely tradable and may be resold without regard to Rule 144 and Rule 145(c) and (d) of the Securities Act of 1933, except for affiliates of TWC or the Company before and/or after the Exchange. Affiliates may resell their TWC Common Stock in compliance with Rule 145.

     In the event that an exemption from registration is not available under
Section 3(a)(10) of the Securities Act of 1933, the Company and TWC shall use their best efforts to register the TWC Common Stock for resale under the Securities Act of 1933.

US Federal Securities Law
-------------------------

     In light of the fact that the Exchange will be approved by the Supreme Court of Bermuda, the TWC Common Stock to be issued in the Exchange will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act. As a result, no registration statement concerning the TWC Common Stock has been or will be filed with the Securities and Exchange Commission. Shares of TWC Common Stock issued to a holder of the Company's Common Stock who is deemed to control, be controlled by or is under common control with TWC or the Company ("Affiliates"), will not be freely tradable under the Securities Act. Shares of TWC Common Stock issued to the holders of the Company's Common Stock that are not Affiliates of TWC or the Company will be freely tradable under the Securities Act.

     Affiliates may not sell their shares of TWC Common Stock acquired in the Exchange except pursuant to (i) an effective registration statement under the Securities Act covering such shares, (ii) the resale provisions of Rule 145 promulgated under the Securities Act or (iii) another applicable exemption from the registration requirements of the Securities Act. In general, Rule 145 imposes restrictions on the manner in which Affiliates may make resales of TWC Common Stock and also on the number of shares of TWC Common Stock that such Affiliate and others may sell within any three-month period. Rule 145 would only remain available to Affiliates if TWC remained current with its filings under the Securities Exchange Act of 1934, as amended, upon consummation of the Exchange.

Listing of TWC Common Stock to Be Issued in the Exchange
--------------------------------------------------------

     The Company and TWC have agreed that, after consummation of the Exchange, each will work together and authorize the TWC Common Stock or its subsidiary's common stock to be listed or admitted for trading on the Over-the-Counter Bulletin Board upon clearance of the Company's Registration Statement on Form 10-SB and reapplication to NASD.

Risk Factors
------------

     THE FOLLOWING MATTERS SHOULD BE CONSIDERED IN CONJUNCTION WITH THE OTHER INFORMATION INCLUDED HEREIN IN THIS PROXY STATEMENT. FORWARD LOOKING STATEMENTS MADE IN THIS SECTION AND ELSEWHERE IN THIS PROXY STATEMENT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL FORWARD LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD LOOKING STATEMENTS CONTAINED HEREIN FOR A VARIETY OF REASONS.

Relating to the Exchange

     We will not be able to complete the Exchange without shareholder approval. Shareholder approval is required by both the Idaho Business Corporation Act and the Companies Act of Bermuda. We must obtain the approval of a majority of the outstanding shares of our common stock at a special meeting of shareholders in person or by proxy and TWC must obtain by a majority, representing 75% in value of those attending the TWC shareholder meeting and voting the outstanding shares of TWC Common Stock in person or by proxy. TWC shareholder approval was obtained on November 9, 2000.

     The Exchange will not be completed if the Supreme Court of Bermuda does not approve the transaction. The Exchange will not be completed if the Supreme Court of Bermuda does not render a final order approving the Exchange after satisfying itself that the terms and conditions of the Exchange are fair and the transactions contemplated by the Exchange are fair to the shareholders. If the Supreme Court is not able to make this determination and a final order is not granted, no exemption to registration will be available and the Company may terminate the Exchange Agreement.

     TWC is a current reporting issuer in the Province of the British Columbia and will become a reporting issuer under the US Securities Laws. TWC is subject to continuous disclosure requirements prescribed under British Columbia securities laws. Upon consummation of the Exchange, TWC will be a reporting issuer under the US Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3 and may be designated as a "foreign private issuer" under the US Securities Exchange Act of 1934. TWC will be subject to more stringent continuous disclosure requirements under the US Securities Exchange Act of 1934 than the requirements under the British Columbia Securities laws. We cannot assure you that TWC will be able to comply with the more stringent disclosure requirements or that TWC will not use an exemption provided under Rule 12g3-2 exempting TWC from the reporting requirements of Section 12(g) of the Securities Exchange Act of 1934.

     TWC Common Stock is listed on the Canadian Venture Exchange and the securities listed on the Canadian Venture Exchange are likely to experience price and volume fluctuations. The shares of TWC Common Stock are listed and traded on the Canadian Venture Exchange requiring TWC to comply with the rules and policies of the Canadian Venture Exchange, including maintenance requirements relating to capitalization and share price. We cannot assure you that TWC will be able to satisfy the listing and maintenance requirements of the Canadian Venture Exchange in the future. If TWC cannot satisfy the listing and maintenance requirements, the shares of TWC Common Stock would be delisted from trading on the Canadian Venture Exchange and it may be more difficult for you to dispose of your shares of TWC Common Stock. In recent years, the stock market and the Canadian Venture Exchange in particular have experienced significant levels of price and volume volatility resulting in the market price for the securities of many companies to experience wide fluctuations that are not necessarily related to the companies' operating performance. The shares of TWC Common Stock may experience this same level of price and volume volatility.

     TWC may be required to register its shares issued in exchange if an exemption from registration is not available. If the Supreme Court does not render a final order approving the transaction or in the event they do issue a final order, but it is thereafter determined that an exemption from registration under Section 3(a)(10) of the Securities Act of 1933 is not available, then TWC would be required register the shares for resale.

Relating to the Company's Operations (applicable to both the Company and TWC)

     For risk factors relating to the Company's operations, please see the section entitled "Operational Concerns" of Flexemessaging.com, Inc.'s Annual Report on Form 10-KSB/A which is incorporated in this proxy statement by reference and which is attached to this proxy statement in Annex C. Please review these Operational Concerns as an important part of this proxy statement.

Structure and Terms of Exchange
-------------------------------

     Subject to, and upon the terms and conditions of the Exchange Agreement, Idaho Business Corporations Act and the Companies Act of Bermuda, the Company will become a wholly-owned subsidiary of TWC and the shareholders of the Company will become shareholders of TWC.

Corporate Structure Pre and Post Exchange
-----------------------------------------

     Presented below is the corporate structure of the Company before and after the transactions comprising the Exchange and Exchange Agreement.

     In diagrammatic form, the effect of the Exchange is as follows:

                                   PRE-SCHEME


                                 [CHART OMITTED
   SHOWING TWC HOLDING ALL THE STOCK OF FLEXE ACQUISITION LTD. WHICH HOLDS ALL
     THE STOCK OF FLEXEMESSAGING WHICH HOLDS ALL THE OPERATIONS THROUGH TWG
                             LOCATED IN AUSTRALIA.]


                                   POST-SCHEME


                                 [CHART OMITTED
  SHOWING TWC HOLDING ALL THE STOCK OF FLEXE ACQUISITION LTD. IN BERMUDA WHICH
           HOLDS ALL THE OPERATIONS THROUGH TWG LOCATED IN AUSTRALIA.]

Federal Income Tax Considerations
---------------------------------

     The following is a summary of certain US federal income tax consequences that are generally applicable to a holder of the shares of the Company's Common Stock who receives TWC Common Stock in exchange for its Company Common Stock pursuant to the Exchange. This discussion is for general information purposes only and is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the treasury regulations thereunder and administrative rulings and court decisions as of the date of this proxy statement. All the foregoing are subject to change, possibly with retroactive effect, and any such change could affect the continuing validity of this discussion. This discussion does not address all aspects of US federal income taxation that may be important to a holder of share of the Company's Common Stock in light of such holder's particular circumstances, or to holders of the Company subject to special treatment under certain US federal income tax laws, such as financial institutions, tax-exempt organizations, insurance companies, dealers in the securities or holders who hold their shares as part of a hedging, straddle, conversion or other risk reduction. This discussion does not address any tax consequences arising under the laws of any state, locality or foreign jurisdiction. This discussion assumes that holders of the Company's Common Stock hold their respective shares as capital assets within the meaning of Section 1221 of the Code. HOLDERS OF THE COMPANY'S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE US FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THIS EXCHANGE PROPOSAL TO THEM.

     The exchange is expected to be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986. No gain or loss will be recognized by the Company or TWC or by the Company's shareholders, as a result of the Exchange, except with respect to those shareholders who exercise dissenter's rights. Shareholders who exercise dissenter's rights should consult with their own tax advisors as to the tax consequences of the exercise of such dissenter's rights.

     If the Exchange is deemed to be a taxable event for US federal income tax purposes, US holders of the Company's Common Stock would recognize taxable gain or loss with respect to each share of Company Common Stock surrendered, in an amount equal to the difference, if any, between the shareholder's tax basis in such share and the fair market value, as of the Effective Time, of the receipt of the TWC Common Stock in exchange. Any such gain or loss would generally be treated as capital gain or loss, and would be long-term capital gain or loss if the shareholder's holding period with respect to the surrendered shares is more than 12 months. Gain or loss would be determined separately for each share or block of shares of the Company's Common Stock exchanged pursuant to the Exchange Proposal. A holder's aggregate basis in the TWC Common Stock so received would equal its fair market value as of the Effective Time.

     Assuming the Exchange is deemed a non-taxable event, a non-US holder of the Company's Common Stock will not recognize any gain or loss as a result of the Exchange, except with respect to those shareholders that exercise dissenter's rights. However, if the Exchange is deemed a taxable event, a non-US holder of the Company's Common Stock would be subject to income tax on any gain recognized on the receipt of the TWC Common Stock if either (i) such gain were effectively connected with the conduct of a non-US trade or business by the non-US holder or
(ii) in the case of a non-US holder who is a nonresident alien individual, such holder is present in the US for 183 or more days in the taxable year and certain other requirements are met.

Accounting Treatment of the Exchange
------------------------------------

     The exchange of stock held by minority stockholders will be accounted for by the purchase method of accounting. As such all shares exchanged and delivered to TWC pursuant to the Exchange Proposal will be accounted for as a purchase, as such term is used under generally accepted accounting principles for accounting and financial reporting. The proportionate share of the Company's assets, liabilities and other items will be adjusted to their estimated fair value at the Effective Time and combined with the historical book values of the assets and liabilities of TWC. The difference between the estimated fair value of the assets, liabilities and other items and the purchase price will be recorded as an intangible asset and amortized with TWC's losses over a 10 year period following the consummation of the Exchange.

Dividends/Dilution
------------------

     The Company has not issued any dividends to date and none are accrued and owing to shareholders. After the Exchange, TWC will own 100% of the Company's Common Stock. Shareholders will own approximately 13.7% of TWC Common Stock upon consummation of the Exchange, subject to dilution upon exercise of any TWC outstanding options or warrants.

Management After the Exchange
-----------------------------

Directors

     On the Record Date, the directors of the Company were Nicholas Bird, Frank Favretto, and Martin McCarthy. Upon consummation of the Exchange, each of the current directors will remain on the Company's Board.

     The name, present principal occupation or employment and five-year employment history of each Director and certain other information is set forth below. During the last five years, neither TWC, nor any Director has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor was such person a party to a civil proceeding of a judicial or administrative body of competent jurisdiction, and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Unless otherwise indicated, all Director listed below are citizens of the United States.

     NICHOLAS BIRD is a co-founder of TWC and has extensive engineering and managerial experience, especially in South East Asia. In 1970, he joined Philips Telecommunications Industries, Hilversum, Holland in their Singapore operation and was soon promoted to Regional Manager of South East Asia for Telecommunications and Data Systems. During this time, he set up a telecommunications factory in Singapore for PABX and application development. Until 1981, Mr. Bird led Philips Telecommunications' Singapore operation in becoming a market leader in most of its chosen areas, increasing annual revenues of S$250,000 to in excess of S$20 million. Philips transferred Mr. Bird to Australia in 1985 as its Group Product Manager, Telecommunications and Data Systems. In this position, he was responsible for strategy and direction to make the Australian operations profitable. Philips instructed its Australian Company to rationalize its operations. This eventually led to a management buy-out. He participated in the buy-out and founded Trade Wind Technologies Pty Ltd (formerly known as Trade Wind Communications Pty Ltd) in December 1986. He has been significant in the growth and development of TWC and he now uses his expertise for the continued growth of the Company in the capacity of Chief Executive Officer. Mr. Bird was appointed as Chief Executive Officer and as a Director to the Board of Directors of the Company on February 5, 1999. He is a citizen of Australia.

     FRANK FAVRETTO is a Chartered Accountant in Australia and is the non-executive director of AusAsean Management Ltd., an Australian private Company and Chairman of Coms21 Limited, an Australian public Company. Mr. Favretto established Bankers Trust Australia's stockbroking operations in 1984 and held the positions of Chairman and non-member director of its Australian Stock Exchange membership from 1984 to 1991. In 1991, he became Executive Vice-President of Bankers Trust Australia's equity underwriting committee. In this role, Mr. Favretto gained considerable experience in private and public capital raisings. He was appointed a Director of TWC in November, 1996 and has been appointed to the Board of Directors of the Company since completion of the reverse acquisition of SVI in February 1999. Mr. Favretto is a citizen of Australia.

     MARTIN MCCARTHY, was recently appointed a Director of the Company in May, 1999. Mr. McCarthy was the President and CEO of IDD Enterprises, L.P. ("IDD") which was recently sold to Dow Jones and Company. Mr. McCarthy has been a pioneer in the online world for almost two decades. He has managed large organizations that have created, commercialized and deployed leading edge technologies in the areas of communications, information services and transactions. Prior to joining IDD in 1988, Mr. McCarthy served as Vice President of Office Message and Information Services at Western Union and was the youngest corporate officer in the firm's 130 year history. Mr. McCarthy has an MBA from Harvard University.

     The above listed officers and directors will serve until the next annual meeting of the shareholders or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified. Vacancies in the existing Board of Directors are filled by majority vote of the remaining Directors. Officers of the Company serve at the will of the Board of Directors.

Executive Officers

     The executive officers of the Company will remain the same upon consummation of the Exchange.

Vote Required
-------------

     Assuming a quorum is present, approval of this proposal requires the affirmative vote of at least a majority of the outstanding voting power of Company Common Stock present in person or represented by proxy at the meeting and entitled to vote.

Indemnification
---------------

     TWC has agreed that it will, following the Effective Time, indemnify and exculpate the current directors of the Company against all losses, expenses, claims, damages, or liabilities arising out of actions or omissions occurring at or prior to the Effective Time to the fullest extent permitted under Idaho law and by the Articles of Incorporation and the By-laws of the Company as in effect on the date of the Exchange Agreement, including provisions relating to advances of expenses incurred in defense of any litigation.

Employment Agreements
---------------------

     The Company currently has no employment agreement with any of its employees. Certain employees have appointment letters that set out the standard terms and conditions of employment but do not incorporate any contractual obligations on employees to remain in the employ of the Company. Nicholas Bird is an employed by TWG, the Company's operating subsidiary, under the terms of an employment agreement dated March 11, 1999 that provides for discretionary incentive compensation, including without limitation, the grant of unvested options of the Company's Common Stock and bonuses; although TWC (the Company's parent) has presently agreed to assume the obligations associated with the grant of options under this agreement until such time as the Company implements a stock option plan.

     The compensation to be provided to Mr. Bird during the term of his agreement is as follows:

1. an annual salary of $197,027 exclusive of mandatory superannuation contributions, with the salary to be increased annually by a minimum of 5%;

2. performance based bonuses, if relevant performance criteria, determined by the Board of Directors, TWG and other parent companies from time to time are achieved;

3. life and disability insurance with the insurance proceeds to be paid to Mrs. A. .J. Bird;

4. financial tax advice provided by the Company's or TWG's auditors or financial consultants;

5. a company vehicle (including all reasonable operation costs) or a mutually agreed allowance in lieu of a vehicle; and

6. costs and maintenance of a telephone line, fax line and security to the employee's residence including costs of calls.

     The initial term of the employment agreement is for five years and will continue in force thereafter until terminated by either party on two months' notice. Either party may terminate the employment agreement after the expiration of three years, provided six months' written notice is given. TWG may terminate the employment agreement at any time upon the occurrence of certain stated events. If TWG wishes to terminate the employment agreement without giving the required notice, TWG is required to pay Mr. Bird the greater of an amount equal to his annual salary package for the balance of the term or equal to his annual salary package for the last 18 month period of the term.

     The employment agreement may also be terminated by either party immediately upon the earlier of any of the following events (individually, a "Termination Event"), in which case TWG must pay Mr. Bird an amount not less than the greater of his salary package for the balance of the term or his salary package for the preceding 12 months:

          (a) any person or group of persons associated with each other becoming the beneficial owner, directly or indirectly, of more than 40% of the total issued shares of TWG or any holding company of TWG;

          (b) any person or group of persons associated with each other who are principally engaged in a business which is competitive with the business carried on by the TWG becoming the beneficial owner, directly or indirectly, of more than 20% of the issued shares of TWG or a holding company of TWG; and

          (c) TWG or a holding company of TWG merging with or into another person or selling, assigning, conveying, transferring, leasing or otherwise disposing of all or potentially all of the assets of TWG to any person, or any person merging with or into TWG or a holding company of TWG, in each case pursuant to a transaction in which the issued shares of TWG or a holding company of TWG are converted into or exchanged for cash, securities or other property.

     Mr. Bird has agreed during the terms of his employment not to be actively engaged or interested, directly or indirectly, in any capacity whatsoever, in any employment other than in connection with the business conducted by TWG during the term of his employment and for one year after the expiry of the employment agreement, except where the agreement is terminated following a Termination Event. Mr. Bird may, however, hold securities in a company or be the beneficiary of a trust, which holds securities in a company, which may carry, on business in competition with TWG.

                             THE EXCHANGE AGREEMENT

     The following summary of the Exchange Agreement is not complete and is qualified in its entirety by reference to the provisions in the Exchange Agreement which is annexed to this proxy statement as Annex A.

Terms of the Exchange and Scheme
--------------------------------

     Subject to, and upon the terms and conditions of the Exchange Agreement, Idaho Business Corporation Act ("IBCA") and the Companies Act of Bermuda, the Company will become a wholly owned subsidiary of TWC and the shareholders of the Company will become shareholders of TWC.

     Pursuant to the Exchange Agreement, IBCA, and the Companies Act of Bermuda, before the Exchange can take effect, the Company and TWC must get the approval of their respective shareholders for the Exchange and the approval of the Supreme Court of Bermuda.

     To accomplish this, the Company has called this special meeting of shareholders to vote on the Exchange. TWC has applied to the Supreme Court of Bermuda for orders to convene a meeting of the shareholders to consider the terms of the Exchange by TWC of the shares of Company's Common Stock (the "Scheme") by filing with the court information and documents that describe the transaction to be considered. The Supreme Court of Bermuda granted an order to convene the meeting of the shareholders of TWC to consider the Scheme and a circular has been distributed to TWC shareholders with a meeting date set for November 9, 2000. The Companies Act of Bermuda requires that shareholders of TWC must approve the Exchange by a majority in number representing 75% in value of those attending the meeting and voting in person or by proxy.

     If the requisite shareholders approvals are obtained by TWC, TWC must then apply to the Supreme Court of Bermuda for approval of the Scheme under the Companies Act of Bermuda in a final order. The court will be requested to make a final order approving the Scheme after satisfying itself at a hearing (which shareholders of TWC may be present and heard subject to filing an appearance) that (i) the terms and conditions of the Scheme are fair and (ii) that all the transactions contemplated by the Scheme are fair to the shareholders of TWC. If the court grants a final order approving the Scheme, then TWC will be required to file the final order with the Registrar of Companies in Bermuda. Approval by the TWC Shareholders was obtained at a meeting held on November 9, 2000.

     The Company will, upon approval by its shareholders, the shareholders of TWC and the Supreme Court of Bermuda in the form of a final order, simultaneously file Articles of Exchange with the Secretary of State in Idaho as TWC files the final order with the Registrar of Companies to consummate the Exchange and have the Exchange become effective. See Effective Time of the
                                                     ---------------------
Exchange below.
--------

Exchange Consideration
----------------------

     The Company and TWC have entered into the Exchange Agreement, which provides that TWC will exchange 1.754880714 of its fully paid, non-assessable and validly issued shares of its common stock rounded down to the nearest whole number for each outstanding share of the Company Common Stock. Immediately thereafter, the Company will be merged with and into a newly formed Bermudan subsidiary with the new subsidiary surviving the Exchange. The Company's shareholders, excluding TWC, will receive an aggregate of approximately 2,456,832 shares of TWC Common Stock.

     TWC is presently authorized to issue up to 5,000,000,000 shares of TWC Common Stock. The holders of TWC Common Stock are entitled to one vote for each share held of record on each matter submitted to a vote of shareholders. There is no cumulative voting for election of directors. Subject to the prior rights of any series of preferred stock which may from time to time be outstanding, holders of TWC Common Stock are entitled to receive ratably such dividends as may be declared by the TWC Board out of funds legally available therefor, and, upon the liquidation, dissolution or winding up of TWC, are entitled to share ratably in all assets remaining after payment of liabilities and payment of accrued dividends and liquidation preference on the preferred stock, if any. Holders of TWC Common Stock have no preemptive rights and have no rights to convert their TWC Common Stock into any other securities. TWC presently has reserved 1,600,121 shares of TWC Common Stock for issuance pursuant to the terms of outstanding stock options, and accordingly, upon exercise of these outstanding options, shareholders will be diluted.

Effective Time of the Exchange
------------------------------

     The Exchange will become effective when the Supreme Court of Bermuda issues a final order approving the Exchange after the Exchange Proposal has been presented to the shareholders of both the Company and TWC for vote and both the Company and the TWC's shareholders have approved the Exchange Proposal in accordance with applicable law. Upon the Supreme Court of Bermuda issuing a final order, the final order shall then be filed with the Registrar of Companies in Bermuda and Articles of Share Exchange are filed with the Secretary of State of the State of Idaho. It is anticipated that, if the Exchange is approved at the Meeting and all other conditions to the Exchange have been fulfilled or waived, the Articles of Exchange will be filed on or about April 16, 2001 (the "Effective Time"). The Company and TWC may mutually agree even after approval by the Supreme Court of Bermuda to terminate the agreement and not proceed with the Exchange proposal.

Manner and Basis of Converting Shares
-------------------------------------

     As of the Effective Time of the Exchange, each issued and outstanding share of Company Common Stock will be converted into the right to receive 1.754880714 shares of TWC Common Stock (the "Exchange Ratio") rounded down to the nearest whole number.

     No fractional shares of TWC Common Stock will be issued in connection with the Exchange. TWC Common Stock issued will be rounded down to the nearest whole number. As of the Record Date, there were 10,200,000 shares of Company Common Stock and 16,042,951 shares of TWC Common Stock outstanding. Based upon the number of outstanding shares of Company Common Stock and TWC Common Stock as of the Record Date, 18,499,783 shares of TWC Common Stock will be outstanding as of the Effective Time of the Exchange Agreement, of which approximately 2,456,832 shares (13.28% of the total), will be issued to the former holders of Company Common Stock. On a fully diluted basis, inclusive of those shares reserved for issuance by TWC, the outstanding shares as of the Record Date will be 20,099,904 as of the Effective Time. TWC as the former holder of 8.8 million shares of Company Common Stock will not be issued its respective 15,442,950 shares of its own common stock in the Exchange.

     Promptly after the Effective Time, TWC will mail a letter of transmittal or similar document providing instructions on the manner and process of the exchange to the shareholders of the Company.

Exchange of Certificates
------------------------

     Promptly after the Effective Time of the Exchange, the TWC will arrange for the holders of certificates of Company Common Stock to receive in exchange therefor certificates evidencing the number of shares of TWC Common Stock that such holders of Company Common Stock are entitled based on the applicable Exchange Ratio. Until a Company stock certificate has been surrendered to TWC, each such certificate shall be deemed at any time after the Effective Time of the Exchange to represent the right to receive, upon such surrender, certificates for such number of shares of TWC Common Stock as the shareholder is entitled to under the Exchange Agreement.

Representations and Warranties
------------------------------

     In the Exchange Agreement, TWC has made various representations and warranties relating to, among other things, TWC's business, TWC's requisite corporate authority to enter into and perform its obligations under the Exchange Agreement, the capitalization of TWC, that upon the transfer in connection with the Exchange of the issued and outstanding capital stock of TWC such shares will be duly authorized, validly issued, fully paid and nonassessable.

     The Company has made various representations and warranties relating to, among other things, its business and financial condition, its requisite corporate authority to enter into and perform its obligations under the Exchange Agreement, the capitalization of the Company, the accuracy of the Company's financial statements delivered to TWC, the absence of litigation (except as disclosed to the TWC shareholders) and the absence of certain changes in the Company's business having a material adverse affect on the Company's business.

     All representations, warranties, covenants and agreements of the Company and TWC expire at the Effective Time, other than covenants and agreements that by their terms contemplate performance after the Effective Time.

Conduct of Business Prior to Closing
------------------------------------

     Pursuant to the Exchange Agreement, the Company has agreed that, prior to the Closing Date, it shall conduct its business in the ordinary and regular course consistent with past practice and, except as permitted by the Exchange Agreement, shall not alter its capital structure, increase its capitalization, or otherwise alter its business operations.

Closing Conditions
------------------

     The obligations of the Company and TWC are subject to the satisfaction or waiver of the conditions set forth below.

     The respective obligations of the Company and TWC to consummate the Exchange are subject to:

o the approval of the Exchange by the holders of a majority of the outstanding shares of Company Common Stock at a special shareholder meeting in person or by proxy and approval by the majority of the shareholders in a number representing 75% in value of those attending the TWC shareholder meeting and voting the outstanding shares of TWC Common Stock in person or by proxy;

o the absence of any order or legal restraint of any court or governmental entity preventing or prohibiting the Exchange;

o no cease trading or similar order with respect to any securities that has been issued and remains outstanding;

o the continued accuracy of each party's representations and warranties and the fulfillment of each party's obligations contained in the Exchange Agreement;

o the receipt of all necessary consents waivers, orders and approvals necessary for the completion of the Exchange shall have been obtained or received;

o the absence of a material adverse change or effect with respect to the Company which would give rise to termination the Exchange Agreement;

o the final order approving the Exchange issued by the Supreme Court of Bermuda, which is filed, with the Registrar of Companies in Bermuda and Articles of Exchange being filed with the Secretary of State of Idaho.

Waiver of Conditions
--------------------

     Each party to the Exchange Agreement may, to the extent legally permitted, extend the time for performance of any obligations of any other party to the Exchange Agreement, or waive compliance of any party with any terms or conditions in the Exchange Agreement.

Governmental and Regulatory Approvals
-------------------------------------

     TWC and the Company are aware of no governmental or regulatory approvals required for consummation of the Exchange, other than compliance with Section 99 of the Bermuda Companies Act and approval of a Final Order by the Supreme Court of Bermuda pursuant to this section of the Bermuda Companies Act and applicable securities and "blue sky" laws of various states and the approval of the Canadian Venture Exchange as well as the filing of the Articles of Share Exchange under Idaho laws.

Exchange Expense Reimbursement
------------------------------

     Whether or not the Exchange is consummated, each of the Company and TWC will be responsible for its own costs and expenses incurred in connection with the Exchange and the transactions contemplated the Exchange.

Termination
-----------

     The Exchange Agreement may be terminated and cancelled at any time prior to the Closing Date by mutual written consent of the Company and TWC. The Exchange Agreement may be terminated by either the Company or TWC if: (i) any of the conditions to such party's obligation to consummate the Exchange has not been met or waived at such time as such condition can no longer be satisfied; or (ii) the transactions contemplated by the Exchange Agreement have not been consummated on or before April 16, 2001. The Company and TWC may mutually agree to terminate the Exchange offer even after receipt of the final order from the Supreme Court of Bermuda approving the transaction.

Dissenters' Rights
------------------

     Under the Idaho Business Corporation Act (IBCA), the Company's shareholders have certain dissenters' rights in connection with the Exchange. The following is a summary of the provisions of the IBCA relating to these dissenters' rights. A copy of the applicable IBCA provisions is attached hereto as Annex B. Shareholders are urged to read Annex B in its entirety.

     A Company shareholder who wishes to dissent from the proposed Exchange and obtain payment of the fair value of his or her shares of Company Common Stock:
(i) must deliver to the Company, before the vote is taken, written notice of his or her intent to demand payment for his or her Company Common Stock if the proposed action is effectuated (the "Shareholder's Notice"); and (ii) must NOT vote his or her shares in favor of the proposed action. A COMPANY SHAREHOLDER WHO DOES NOT SATISFY THE REQUIREMENTS OF SUBSECTIONS (i) AND (ii) WILL NOT BE ENTITLED TO PAYMENT FOR HIS OR HER SHARES. A VOTE AGAINST THE PROPOSED EXCHANGE WILL NOT BE DEEMED TO SATISFY THE SHAREHOLDER NOTICE REQUIREMENT. THE FAILURE TO VOTE AGAINST THE EXCHANGE PROPOSAL WILL NOT CONSTITUTE A WAIVER OF DISSENTERS' RIGHT. HOWEVER, A VOTE IN FAVOR OF THE EXCHANGE PROPOSAL WILL CONSTITUTE A WAIVER OF SUCH RIGHTS.

     If the proposed Exchange is thereafter approved by the required vote at the Meeting, the Company shall, within ten (10) days after effectuation of the action, mail a notice (the "Company Notice") to all Company Shareholders who prior to the meeting delivered a Shareholder Notice which satisfies the above requirements. The Company Notice shall:

      (i) state where a demand for payment must be sent, and where and when certificates for certificated shares must be deposited, in order to obtain payment;

      (ii) inform holders of uncertificated shares as to what extent transfer of shares will be restricted from the time that demand for payment is received;

      (iii) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (iv) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the Shareholder's Notice is delivered; and

      (v) be accompanied by a copy of IBCA Sections 30-1-1302 to 30-1-1329, inclusive, which set forth the rights of dissenters.

     COMPANY SHAREHOLDERS WHO FAIL TO DEMAND PAYMENT, OR FAIL TO DEPOSIT CERTIFICATES, IN THE MANNER REQUIRED BY THE COMPANY NOTICE PURSUANT TO THE IGBCL, WILL HAVE NO RIGHT TO RECEIVE PAYMENT FOR THEIR SHARES OF COMPANY COMMON STOCK. A dissenter shall retain all other rights of a Company shareholder until these rights are modified by effectuation of the proposed corporate action.

     Within thirty (30) days after receipt of demand for payment, TWC shall remit to dissenters who have made demand and have deposited their certificates, the amount which TWC estimates to be the fair value of the shares, which may be the same or less than the market value of the shares based upon the Exchange Ratio, the record date or the then current closing price of the shares. If TWC fails to remit, or if the dissenter believes that the amount remitted is less than the fair value of the shares of Company Common Stock, a dissenter may send the Company its own estimate of the value of the Company Common Stock and demand payment for the deficiency. IF A DISSENTER DOES NOT FILE SUCH ESTIMATE WITHIN THIRTY (30) DAYS AFTER THE COMPANY'S MAILING OF ITS REMITTANCE, SUCH DISSENTER SHALL BE ENTITLED TO NO MORE THAN THE AMOUNT REMITTED. Within sixty (60) days of the receipt of a demand payment for the deficiency, the Company shall commence a proceeding and petition the court to determine the fair value of the Company Common Stock and accrued interest. If the Company does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                                 BUSINESS OF TWC

Corporate Structure
-------------------

     TWC is a holding company with all of its operations being managed and conducted through its majority owned operating subsidiary, Flexemessagining.com, Inc. TWC was founded in 1987 as Trade Wind Communications Ltd as a result of a management buyout from Philips Telecommunications Industries of Holland. TWC was initially focused on the manufacture and supply of mission critical equipment to financial dealing rooms through TWC's relationship with Telecom Australia, now known as Telstra. TWC has broadened its focus to include research and development and marketing. By 1993, TWC had gained approximately 50% of the Australian market share of the `turret' voice dealing systems in the financial market and around 80% of the Australian market share in the command control sector in emergency services, airline services, utilities, defense and other government area services. As the market deregulated, TWC moved into messaging, initially operating a global network with PoPs in places like New York, London, Tokyo and Singapore. TWC has now expanded its operations to provide call center applications, eMessaging and eMarketing.

     TWC made an initial public offering on the Canadian Venture Exchange in 1998 to raise capital to fund its expansion overseas (CDNX: TWC). Unfortunately the market in Vancouver lost liquidity. TWC then decided to seek to raise capital in the US market. TWC contacted Atlantic International Capital Holding Ltd. ("AICH") to assist it in raising capital in the US market. Upon the advice of AICH, TWC, on February 5, 1999, entered into an acquisition and merger agreement with Siler Ventures, Inc. ("SVI"), now known as Flexemessaging.com, Inc. (referred to herein as the "Company"), to sell all of its business assets consisting of the stock of Trade Wind Group Pty Limited ("TWG"), its wholly-owned subsidiary. SVI was a non-operating public shell with no tangible assets and 1.1 million shares of common stock outstanding, consisting of 500,000 shares held by the former shareholders of SVI and 600,000 shares held by or for the benefit of AICH, in part consideration for services rendered and in contemplation of future services to be rendered.

     This merger of TWG and SVI resulted in TWG having actual or effective operating control after the transaction. As a result, this transaction has been treated as a capital transaction in substance, rather than a business combination and has been accounted for as a reverse acquisition. Any references to past accomplishments of the Company and its financial information, prior to the acquisition, relate solely to TWG, as combined with the Company. TWC received 8.8 million shares of common stock of the Company in exchange for its interest in TWG, becoming the majority shareholder of that Company. The Company has continued the operations of TWG as a wholly owned operating subsidiary.

Business
--------

     TWC's business consists of the operations conducted by the Company. The Company is primarily engaged in two major business segments: Voice and Data and electronic messaging. The Company's Voice and Data segment (referred to as the "Voice & Data Division") is a value-added distributor of communication systems and data applications for financial traders and emergency services operations. The Company's electronic messaging segment (referred to as the "Flexemessaging Division") provides customers with global enhanced fax and email broadcast services originating from the customers' desktop personal computer ("PC") or the Internet. The enhanced fax and email broadcast service allows clients to prepare documents for distribution and send them directly from their PC to the Flexemessaging Division network for distribution worldwide. Clients dial into the Flexemessaging Division service using a modem or via the Web interface. The Company specializes in large scale messaging or "Broadcast" distribution whereby the same document(s) is sent to multiple recipients. Once the document(s), together with the fax numbers and email addresses of the recipients have been received by the Flexemessaging Division, they are distributed by the Division via various carriers to the recipients anywhere in the world.

     The Company presently operates through eight subsidiaries incorporated under the laws of New South Wales and Australia, with 55 employees, including 50 full-time employees as of June 30, 2000. One of the eight subsidiaries of the acquired TWG is a wholly owned subsidiary called Trade Wind Marketing Pty Ltd ("TWM"), a New South Wales, Australian corporation. The Company's above-described operating divisions operate under TWM using the trade name of `Flexemessaging Global Services' and `Trade Centre Products'. TWC's principal office is located in Sydney, Australia. The Company's assets consist of office equipment, leasehold improvements and the value of its on-going business operations.

Properties
----------

     All TWC's property is leased. TWC currently operates from the following office:

-------------------------------------------------------------------------------
     LOCATION              ADDRESS            USE OF SPACE          TERM
-------------------------------------------------------------------------------
Australia,  Sydney  27th floor Grosvenor  Head Office address  Lease expires
                    Place                 for all companies    on
                    225 George Street     of Trade Wind        31 July 2001
                    Sydney NSW 2000       Communications
                    Australia             Limited and
                                          Flexemessaging.
-------------------------------------------------------------------------------

     Property occupied is currently adequate for TWC's needs.

Legal Proceedings
-----------------

     There is no material litigation pending or threatened by or against TWC.

Market for TWC Common Stock and Related Stockholder Matters
-----------------------------------------------------------

     TWC's Common Stock is presently trading on the Canadian Venture Exchange under the symbol of "TWC". Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions. The prices reflected below are stated in Canadian dollars.

                                           High Bid          Low Bid
                                          ----------        ---------
     Qtr ended June 30, 1998               C$1.350           C$0.730
     Qtr ended September 30, 19998           1.150            0.750
     Qtr ended December 31, 1998             1.000            0.500
     Qtr ended March 31, 1998                1.400            0.650
     Qtr ended June 30, 1999                 1.050            0.750

     Qtr ended September 30, 1999            0.920            0.600
     Qtr ended December 31, 1999             0.600            0.460
     Qtr ended March 31, 2000                1.000            0.600
     Qtr ended June 30, 2000                 0.600            0.230
     Qtr ended September 30, 2000            0.350            0.300
     As of December 31, 2000                 0.390            0.190


     There are approximately 47 holders of the TWC's Common Stock. Presently there are 16,042,951 shares of the TWC's Common Stock outstanding with 5,000,000,000 common stock authorized.

     TWC has not paid any dividends to date and has no plans to do so in the immediate future.

Management's Discussion and Analysis of Financial Condition and Results of
--------------------------------------------------------------------------
Operations
----------

     The core elements of the Company's business are messaging and communications represented by the Company's two operating divisions, Flexemessaging and Voice & Data. The Company offers a range of quality products and solutions in both of these markets. The expansion of digital messaging is particularly strong and the Flexemessaging Division is rapidly broadening its offerings to meet customer demand. Similarly, in the systems market, the convergence of computer technology with telecommunications infrastructures has created a demand for ever-increasing functionality. The Voice & Data Division markets a range of products designed to take advantage of some of these opportunities within its targeted niches of financial trading, command/control centers and call centers.

Plan of Operations

     Management has established the following objectives for the Company over the next 12 months:

     1. Continue to reposition the Company into a more broad based and value added messaging service and away from its heavy reliance on fax distribution using its proprietary network. The ongoing focus will be on providing delivery capability to a wide variety of delivery platforms, especially new messaging delivery platforms, such as WAP (wireless application protocol) etc.

     2. Identify m-commerce and e-commerce opportunities complementary to the messaging basis of the Company. These opportunities are currently under active consideration and will initially be financed in house. The actual costs will only be known after a project research and feasibility study is completed. This is expected to be completed by the end of the forthcoming third fiscal quarter.

     3. Seek acquisition, partnering or joint venture opportunities, which will be complementary to the future messaging strategy and provide opportunities for growth.

     4. Expand or identify opportunities to service new areas of the market. The first of these opportunities has been addressed by the specialized email delivery service that will be launched in the forthcoming second fiscal quarter.

     5. Upgrade the existing delivery engine to be compatible with the latest technological trends to facilitate data interchange with current and future messaging technologies.

     6. Expand the Company's Voice and Data business and product range. Due to the consolidation in the financial dealing room market the emphasis will be changed from turret systems to call centers and their applications.

     Most of the Company's objectives will involve minimal capital expenditure, with the exception of any acquisitions that the Company may pursue. These will be funded by the issue of shares or by cash raised from the investment community.

Presentation

     Management's discussion and analysis of operations for all periods are stated in Australian dollars, the functional currency of TWC. The financial statements attached hereto in the financial pages (F pages) are also stated in Australian dollars (the functional currency of TWC) and have been prepared in accordance with generally accepted accounting principles in Canada.

     The Australian and United States dollar exchange rates at the balance sheet date and the average exchange rates for each year under review were as follows for $1 Australian:

               June 30, 2000                        0.5995

               July 1, 1999 - June 30, 2000         0.6280

               June 30, 1999                        0.6565

               July 1, 1998 - June 30, 1999         0.6273

               June 30, 1998                        0.5980

               July 1, 1997 - June 30, 1998         0.6710

     See Note 21 in the financial statements attached hereto beginning at page F-1 for information to reconcile the differences presented by this financial information as prepared in accordance with generally accepted accounting principles in Canada and generally accepted accounting principles in the US.

FOR THE FISCAL YEAR ENDED JUNE 30, 2000 - CONSOLIDATED RESULTS OF OPERATIONS

     Consolidated revenues increased by 23% to A$17.4 million for the year ended June 30, 2000, compared to A$14.2 million for the year ended June 30, 1999. Cost of Goods Sold increased to A$10 million, up from A$7.5 million in the prior year. Cost of Goods Sold as a percentage of revenue increased to 57%, up from 53% in the corresponding period. Expenses reduced 4% to A$9.0 million from A$9.3 million in the prior year. A gain of A$0.7 million was recorded on the sale of shares in the subsidiary, Flexemessaging.com, Inc., compared to a gain of A$1.1 million in the prior year. Reorganization costs of A$1.3 million were incurred, mainly due to the termination of the Flexemessaging network as a result of a strategic decision to outsource the delivery of the fax traffic. A net loss before reorganization costs for the year ended June 30, 2000 of A$0.7 million was reported, which was a 46% improvement from the net loss reported for the year ended June 30, 1999 of A$1.4 million. A net loss after reorganization costs for the year ended June 30, 2000 of A$2.0 million was reported, which was up from the net loss reported for the year ended June 30, 1999 of A$1.4 million.

     A detailed explanation of the results by operating division follows.

FLEXEMESSAGING DIVISION

     Revenues. Flexemessaging operating revenue increased 3% to A$5.6 million for the year ended June 30, 2000 from A$5.5 million for the year ended June 30, 1999. This was mainly as a result of a strong focus being placed on account management as well as on product differentiation and branding. During the year, two new products have been launched: Flexemedia - a value add delivery service for the dissemination of news and press releases to a media database, maintained by the Flexemessaging Division; and Flexedirect - a value add fax broadcast service allowing full personalization and customization. This allows customers to combine a template with a database, ensuring that each recipient receives data specific to himself/herself. Flexedirect was launched late in the fourth quarter.

     The revenue increase was offset somewhat due to a decrease in international revenues derived outside of Australia as a result of lower revenues reported from those countries where Flexemessaging has transferred the customer base to Premiere. As a result of the outsourcing of the delivery network, the Division will only report a percentage of the revenue generated by the customer base, now serviced by Premiere. It is uncertain what future level of revenue is to be received from Premiere as it is based on future levels of transaction activity generated from the former customer base that has now been migrated to Premiere. In other words, revenue will only be earned by the Division if Premiere has generated revenue from the Company's former customer base, which is dependent on those customers using the service. Revenues generated from the customer base, now serviced by Premiere amounted to A$0.1 million for the year ended June 30, 2000 as compared to A$0.8 million for the year ended June 30, 1999.

     Cost of Goods Sold. Cost of goods sold comprises local access charges, leased network backbone circuit expenses, line rental, distributors' commission, software maintenance and support, and domestic, long distance and international termination charges. These are variable costs based on actual volumes. Cost of sales amounted to A$3.1 million for the year ended June 30, 2000 compared to A$3.5 million for the prior year. Cost of sales as a percentage of revenue decreased to 54% for the year ended June 30, 2000, compared to 64% for the corresponding period as a result of Flexemessaging no longer incurring costs in connection with local access charges, leased network backbone circuit expenses, line rental, and software maintenance and support, as the network infrastructure has been outsourced to Premiere.

     Expenses. Expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Total expenses for the year ended June 30, 2000 amounted to A$3.5 million compared to A$4.1 million in the corresponding period. Depreciation decreased to A$0.3 million for the year ended June 30, 2000, compared to A$0.5 million in the prior year, as a result of network equipment written down due to the network delivery being outsourced to Premiere.

VOICE AND DATA SYSTEMS DIVISION

     Revenues. Revenues consist of sales from systems integration solutions for voice, call center, electronic display, paging, call recording and data applications. Revenues increased 34% to A$11.7 million for the year ended June 30, 2000, from A$8.7 million for the year ended June 30, 1999. The net increase is mainly attributable to: (1) increased sales of IPC voice systems (sales increased by A$2.1 million); (2) increased sales of electronic displays (sales increased by A$0.9 million); (3) increased sales in the paging division as a result of more DECT system sales (sales increased by A$0.3 million); (4) increased sales of call center solutions (sales increased by A$0.4 million); (5) increased service and maintenance revenue due to strong focus being placed on signing additional maintenance contracts (sales increased by A$0.3 million; (6) reduced sales activity in the logger and data areas due to focus being diverted away from these non-core areas to the core areas of voice, call centers and maintenance (sales reduced by A$0.8 million).

     Cost of sales. Cost of sales consists of the purchase of third party product, necessary to complete the systems integration solution. Cost of sales for the year ended June 30, 2000 amounted to A$6.9 million compared to A$3.9 million for the previous 12 months. Cost of sales as a percentage of revenue increased to 59% for the current financial year up from 45% for the year ended June 30, 1999. The increased percentage is a result of supplying larger project system sales as opposed to providing a larger proportion of relocation and ancillary support and maintenance services to the voice customer base (which is what occurred in the previous fiscal year), as well as a change in the overall revenue mix, where different product groups attract different gross margins.

     Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Total operating expenses for the year ended June 30, 2000 amounted to A$4.5 million compared to A$4.6 million in the corresponding period. Depreciation reduced to A$0.1 million for the year ended June 30, 2000, compared to A$0.2 million in the prior year.

LIQUIDITY AND CAPITAL RESOURCES

     TWC has financed its cash requirements for operations and investments in capital assets mainly through private and public sales of equity securities and loan finance.

     As a result of operating losses being stemmed and the Flexemessaging Division reporting profitably from February 2000, cash was generated from operating activities in the amount of A$1.6 million for the year ended June 30, 2000, compared to A$3.1 million being used in operations for the year ended June 30, 1999. Cash used in investing activities, consisting primarily of the purchase of capital assets, amounted to A$0.2 million for the year ended June 30, 2000, and A$0.6 million in the corresponding period in 1999. Cash generated from financing activities, amounted to A$1.5 compared to A$2.9 in the prior year primarily as a result of loans raised in the current year as compared to loans raised in the prior year and the issuance of convertible debt and securities in the prior year.

     Cash and equivalents increased to A$3.2 million for the year ended June 30, 2000, from A$0.3 million in the previous year, as a result of cash generated from operations and loan finance.

Significant Events and Transactions

     On May 5, 2000 the Board of Directors approved a Scheme of Arrangement ("Scheme") and authorized the making of an application to Court to obtain an Interim Order for the calling and holding of the Scheme meeting. Provided the appropriate votes of shareholder authorizing the implementation of the Scheme are obtained and the Final Order is obtained, all in accordance with Section 99 of the BCA and the Interim Order, TWC pursuant to the Scheme, will acquire all of the issued and outstanding shares of the Company, in exchange for shares of TWC based on an exchange rate of 1.754880714 of a fully paid and non-accessible share of TWC for each outstanding share of the Company's common stock, rounded down to the nearest whole number of TWC's shares. On or as soon as practical after the effective date of the Scheme, the Company will merge with a newly formed Bermudan subsidiary, Flexe Acquisition Limited ("Flexe Bermuda"). Flexe Bermuda will be the surviving entity.

     The Scheme is being undertaking in order that all of the current shareholders of both TWC and the Company will own shares in TWC, with the assets of the business being transferred into Flexe Bermuda in the course of the merger between the Company and Flexe Bermuda to ensure a more efficient and cost effective management of operations.

FOR THE FISCAL YEAR ENDED JUNE 30, 1999 - COMBINED RESULTS OF OPERATION

     Consolidated revenues decreased by 14% to A$14.2 million for the year ended June 30, 1999, compared to A$16.5 million for the year ended June 30, 1998. Cost of Goods Sold reduced to A$7.5 million, down from A$9.7 in the prior year. Cost of Goods Sold as a percentage of revenue improved to 53%, down from 59% in the corresponding period. Expenses increased 16% to A$9.3 million from A$8.0 million in the prior year. A gain of A$1.1 million was recorded on the sale of shares in the subsidiary, the Company. A net loss for the year ended June 30, 1999 of A$1.4 million was reported, which was up from the net loss reported for the year ended June 30, 1998 of A$1.2 million.

     A detailed explanation of the results by operating division follows.

FLEXEMESSAGING DIVISION

     Revenues. Flexemessaging operating revenue increased 6% to A$5.5 million for the year ended June 30, 1999 from A$5.16 million for the year ended June 30, 1998. International revenue derived from outside of Australia increased by 72% while Australian revenue remained constant. Strong growth in international markets was achieved through greater market penetration in existing areas such as the United Kingdom, Singapore and Vancouver, as well as in new areas such as Switzerland. A large amount of management effort and resources were directed to the establishment and growth of direct sales offices located in London and Singapore. This resulted in sales growth of 382% in Singapore and 63% in London. The sales growth experienced in Vancouver was 184%. Sales from the international customer base increased 7.7% compared to the prior year, although the international revenue presently represents less than 10% of the Company's total revenue. Growth in Australian revenues were offset by some migration of customers due to the deregulation of the Australian Telecommunication Industry resulting in tight competitive conditions.

     Cost of Goods Sold. Cost of Goods Sold comprises local access charges, leased network backbone circuit expenses, line rental, distributors' commission, software maintenance and support, and domestic, long distance and international termination charges. These are variable costs based on actual volumes. Cost of Goods Sold amounted to A$3.5 million for the year ended June 30, 1999 compared to A$3.2 million for the prior year. Cost of Goods Sold as a percentage of revenue increased to 65% for the year ended June 30, 1999, compared to 63% for the corresponding period as a result of lower revenues per minute being achieved due to tight trading conditions.

     Expenses. Expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Expenses for the year ended June 30, 1999 amounted to A$4.14 million compared to A$2.94 million in the corresponding period. Significant expenses were incurred in connection with the establishment of a direct office in London, which amounted to A$0.7 million. The balance of the increase in expenditure resulted mainly from increased staff costs.

Depreciation increased to A$0.48 million for the year ended June 30, 1999, compared to A$0.43 million in the prior year, as a result of network equipment acquired to increase network capacity and efficiency.

VOICE AND DATA SYSTEMS DIVISION

     Revenues. Revenues consist of sales from systems integration solutions for voice, call centre, electronic display, paging, call recording and data applications. Revenues decreased 24% to A$8.7 million for the year ended June 30, 1999, from A$11.4 million for the year ended June 30, 1998. The decrease is mainly attributable to: (1) reduced sales of V Band voice systems because of the global consolidation of financial market players and the inability of V Band, Inc. to continue to operate as a going concern; (2) Significant customer delay in the electronic display and call centre markets; (3) A large project secured by the paging division in the prior year; (4) Reduced sales activity in the Singapore region.

     Cost of Goods Sold. Cost of Goods Sold consists of the purchase of third party product, necessary to complete the systems integration solution. Cost of Goods Sold for the year ended June 30, 1999 amounted to A$3.9 million, compared to A$6.6 million for the previous 12 months. Cost of Goods Sold as a percentage of revenue decreased to 45% for the current financial year down from 58% for the year ended June 30, 1998. The decreased percentage is a result of providing a larger proportion of relocation and ancillary support and maintenance services to the V Band voice customer base as opposed to supplying larger project system sales, as well as a change in the overall revenue mix, where different product groups attract different gross margins.

     Expenses. Expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Expenses for the year ended June 30, 1999 amounted to A$4.58 million compared to A$4.63 million in the corresponding period. Depreciation increased to A$0.2 million for the year ended June 30, 1999, compared to A$0.16 million in the prior year.

LIQUIDITY AND CAPITAL RESOURCES

     TWC has financed its cash requirements for operations and investments in capital assets mainly through private and public sales of equity securities and loan finance.

     As a result of operating losses, cash used in operating activities amounted to A$3.1 million for the year ended June 30, 1999, compared to A$0.4 million being generated from operations for the year ended June 30, 1998. Cash used in investing activities, consisting primarily of the purchase of capital assets, amounted to A$0.55 million for the year ended June 30, 1999, and A$0.68 million in the corresponding period in 1998. Cash generated from financing activities amounted to A$2.9 compared to A$1.0 in the prior year primarily as a result of loans raised and the issuance of convertible debt and securities.

     Cash and equivalents decreased to A$0.33 million for the year ended June 30, 1999, from A$1.1 million in the previous year, as a result of funding operations and capital asset acquisitions, primarily through private and public issues of securities and the provision of loan finance

Changes In and Disagreements with Accountants on Accounting and Financial
-------------------------------------------------------------------------
Disclosure
----------

     None.

Financial Statements - (See Part F/S containing the Index to Financial
--------------------
Statements attached hereto)

                 SELECTED CONSOLIDATED FINANCIAL DATA OF THE TWC

     The selected financial data set forth below are derived from TWC's financial statements attached to this proxy statement and are qualified by reference to and should be read in conjunction with such financial statements, including the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" immediately above. The financial statements as of and for the year ended June 30, 2000, June 30, 1999 and June 30, 1998 have been audited by BDO International, independent chartered accountants. The results are not necessarily indicative of the results of operations to be expected in the future and are presented in Australian dollars, the functional currency of TWC.

                                 YEAR ENDED     YEAR ENDED     YEAR ENDED
                               JUNE 30, 2000  JUNE 30, 1999   JUNE 30, 1998
                              --------------- -------------- ----------------
  STATEMENT OF OPERATIONS DATA:

  Revenues....................  A$17,435,304   A$14,162,525   A$16,547,536
  Cost of Sales...............   $10,000,401    $ 7,470,901    $ 9,711,246
  General, administrative and    $ 8,388,723    $ 8,529,756    $ 7,331,602
    selling expense...........
  Reorganization Costs........   $ 1,298,906    $   --         $   --
  Interest and loan fees......   $   182,024    $    97,338    $    46,846
  Depreciation and               $   578,471    $   774,887    $   673,282
  Amortization................
  Total expenses..............   $20,448,525    $ 16,872,882   $17,762,976

  Interest income.............   $    28,806    $     23,326   $    14,079
  Net loss for the period.....   $ 2,045,313    $  1,374,596   $ 1,201,361
  Net loss per share - basic     $      0.13    $       0.10   $      0.09
    and diluted.................
  Weighted Average Share......    15,610,622      14,073,814    13,626,761


                                     AS OF          AS OF          AS OF
                                 JUNE 30, 2000  JUNE 30, 1999  JUNE 30, 1998
                                --------------- -------------- ---------------
  BALANCE SHEET DATA:

  Cash and cash equivalents       $ 3,177,426    $   325,758    $ 1,105,162
  Working Capital................ $ (493,231)    $   (37,871)   $  (488,632)
  Total assets................... $ 6,776,552    $ 5,860,926    $ 7,707,625
  Long term debt and obligations  $ 1,211,322    $   764,224    $   182,336
    under capital leases,
    excluding current portion....
  Stockholders' (deficit)/equity. $(1,126,725)   $   690,221    $ 1,139,349

                             BUSINESS OF THE COMPANY

     Flexemessaging.com, Inc. was formed under the laws of the State of Idaho on August 29, 1957 under the name of Siler Equipment Sales, Inc. to salvage and sell scrap metal, mine timber and related mining products (the "Company"). Thereafter, the name of the Company was changed to American Network Technologies, Inc. on February 20, 1996, to Piazztec International, Inc. on June 18, 1997 and Siler Ventures, Inc. ("SVI") on February 23, 1998. On February 15, 1999, the Company changed its name to Flexemessaging.com, Inc. to better reflect the new industry in which it now operates.

     On February 5, 1999, SVI entered into an acquisition agreement (the "Merger Agreement") with Trade Wind Communications Limited ("TWC"), a Bermudan corporation listed on the Canadian Venture Exchange, to purchase all of its business assets, consisting of the stock of Trade Wind Group Pty Limited ("TWG"), a wholly-owned subsidiary of TWC, incorporated on September 6, 1988 under the laws of Australia. SVI was a non-operating public shell with no tangible assets and 1.1 million shares of common stock outstanding consisting of 500,000 shares held by the prior shareholders of SVI and 600,000 shares held by or for the benefit AICH issued in part consideration for services rendered and in contemplation of future services to be rendered. This merger of TWG and SVI (a non-operating public shell with a tangible asset value of nil) resulted in TWG having actual or effective operating control of the combined Company after the transaction. As a result, this transaction has been treated as a capital transaction in substance, rather than a business combination and has been accounted for as a reverse acquisition. Any references to past accomplishments of the Company and its financial information, prior to the acquisition, relate solely to TWG, as combined, since SVI (now known as Flexemessaging.com, Inc.) has been inactive for several years. SVI acquired the assets of TWG in exchange for the issuance of 8.8 million shares of common stock of the Company. This valuation was based on arms length negotiation driven by ultimate ownership principles. A forward valuation (a valuation arrived at by applying a revenue multiple to the Company's future revenue stream) based on future revenues was determined and from this capitalization model, the total outstanding common stock was calculated. Thereafter, the respective equity ownership positions were negotiated. SVI has continued the operations of TWG as a wholly owned operating subsidiary.

     The Company is primarily engaged in two major business segments: Voice and Data and electronic messaging. The Company's Voice and Data segment (referred to as the "Voice & Data Division") is a value-added distributor of communication systems and data applications for financial traders and emergency services operations. The Company's electronic messaging segment (referred to as the "Flexemessaging Division") provides customers with a global enhanced fax and email broadcast services originating from the customers' desktop personal computer ("PC") or the Internet. The enhanced fax and email broadcast service allows clients to prepare documents for distribution and send them directly from their PC to the Flexemessaging Division network for distribution worldwide. Clients dial into the Flexemessaging Division service using a modem or via the Web interface. The Company specializes in large scale messaging or "Broadcast" distribution whereby the same document(s) is sent to multiple recipients. Once the document(s), together with the fax numbers and email addresses of the recipients have been received by the Flexemessaging Division, they are distributed by the Division via various carriers to the recipients anywhere in the world.

     The Company presently operates through eight subsidiaries incorporated under the laws of New South Wales, Australia and Singapore, with 55 employees, including 50 full-time employees as of June 30, 2000. One of the eight subsidiaries of the acquired TWG is a wholly owned subsidiary called Trade Wind Marketing Pty Ltd ("TWM"), a New South Wales, Australian corporation. The Company's above-described operating divisions operate under TWM using the trade name of `Flexemessaging Global Services' and `Trade Center Products'. The Company's principal office is located in Sydney, Australia. The Company's assets consist of office equipment, leasehold improvements and the value of its on-going business operations.

     For a full description of the two operating divisions of the Company, the operational risks it is subject to, a discussion of management's analysis of its financial condition and its financial statements for the last two fiscal years, see the Company's Annual Report on Form 10-KSB/A and the Company's Quarterly Report on Form 10-QSB/A for the period ended December 31, 2000 attached in Annex C, specifically made a part this proxy statement. The information contained in this proxy statement is qualified by reference to and should be read in conjunction with the Company's Annual Report of Form 10-KSB/A and the Company's Quarterly Report on Form 10-QSB/A that contains important information that you should read in conjunction with this proxy statement.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The table below lists the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than 5% of such securities, as well as the securities of the Company beneficially owned by all directors and officers of the Company as of December 31, 2000.



     Name and Address of                                     Percentage of
     Beneficial Owner (1)          Number of Shares     Outstanding Shares(2)
---------------------------------- -----------------    -----------------------
Trade Wind Communications Limited (3)    8,800,000               86.3%

Nicholas Bird (4)                        1,276,973               13.9%

Martin McCarthy (5)                        231,314                2.3%

Frank Favretto (6)                         168,307                1.7%

All Officers and Directors as a          1,676,594               16.4%
Group (3 persons)


(1) Except as otherwise indicated, the address for each of the named individuals is c/o Flexemessaging.com, Inc., Level 27 Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia.

(2) Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of warrants or options are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) The following Australian trust companies hold in excess of 5% of the outstanding capital stock of Trade Wind Communications Limited: Minbura Holdings Pty Limited (5.857%), Patvilt Pty Limited (13%), and Skyglen Pty Limited (13.92%). Mr. Sion Grand is the trustee of Minbura Holdings Pty Limited and may direct the voting power such entity. He is also the Secretary of Trade Wind Communications Limited. Mr. A. Chris Walton is the trustee of Patvilt Pty Limited and may direct the voting power of such entity. Mr. Walton is a co-founder, director and senior manager of Trade Wind Communications Limited. Mr. Nicholas Bird is the trustee of Skyglen Pty Limited. See note (4) below for related disclosure.

(4) Represents shares held by Trade Wind Communications Limited of which Skyglen Pty Limited, an Australian trust company, is a shareholder. Mr. Nicholas Bird is trustee for Skyglen Pty Limited. Mr. Bird is a member of the Board of Directors of Trade Wind Communications Limited. Mr. Bird disclaims beneficial ownership with respect to the shares of the Company's Common Stock owned by Trade Wind Communications Limited. Mr. Bird is a director of the Company and the President and Chief Executive Officer of the Company.

(5) Represents shares held by Trade Wind Communications Limited of which Mr. Martin McCarthy is a shareholder. Mr. McCarthy has not control over Trade Wind Communications Limited or power to direct Trade Wind Communications' voting or disposition of its interest in the Company's common stock. Thus, Mr. McCarthy disclaims beneficial ownership with respect to the shares of the Company's Common Stock owned by Trade Wind Communications Limited. Mr. McCarthy is a director of the Company.

(6) Represents shares held by Trade Wind Communications Limited of which Valazco Pty Limited, an Australian trust company, is a shareholder. Mr. Frank Favretto is trustee for Valazco Pty Limited. Mr. Favretto disclaims beneficial ownership with respect to the shares of the Company's Common Stock owned by Trade Wind Communications Limited. Mr. Favretto is a director of the Company.

               SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY

     The selected financial data set forth below are derived from the Company's financial statements attached to this proxy statement and are qualified by reference to and should be read in conjunction with such financial statements, including the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company" in the Company's Annual Report on Form 10-KSB/A and the Company's Quarterly Report on Form 10-QSB/A attached to this proxy statement. The financial statements as of and for the year ended June 30, 2000 and June 30, 1999 have been audited by BDO International, independent chartered accountants. Additionally, selected financial data as of December 31, 2000 and December 31, 1999 are set forth below. These amounts have been derived from the unaudited financial statements of the Company and, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair representation of the financial information. The results are not necessarily indicative of the results of operations to be expected in the future.


                                        YEAR ENDED        YEAR ENDED
                                       JUNE 30, 2000     JUNE 30, 1999
                                      ---------------   ----------------
                                            US$               US$
  STATEMENT OF OPERATIONS DATA:

  Revenues.......................        $10,945,636       $ 9,108,219
  Cost of Sales..................        $ 6,272,211       $ 4,835,707
  General, administrative and            $ 5,158,640       $ 5,121,234
  selling
     expense.....................
  Reorganization Costs...........        $   815,713       $   --
  Shares issued for no consideration               -       $ 1,500,000
  Interest and loan fees.........        $    74,355       $   611,055
  Depreciation and                       $   363,280       $   486,048
  Amortization...................
  Total expenses.................        $12,684,199       $12,554,044
  Interest income................        $    18,090       $    14,631
  Net loss for the period........        $(1,759,526)      $(3,537,411)
  Net loss per share.............        $     (0.17)      $     (0.38)
  Weighted Average Share.........         10,408,333         9,300,000


                                           AS OF             AS OF
                                       JUNE 30, 2000     JUNE 30, 1999
                                      ---------------   ----------------

  BALANCE SHEET DATA:

  Cash and cash equivalents              $ 1,844,917       $   118,912
  Working Capital................        $  (373,832)      $  (122,925)
  Total assets...................        $ 4,038,842       $ 3,914,061
  Long term debt and obligations         $   408,325       $   153,628
    under capital leases, excluding
    current portion..............
  Stockholders' (deficit)/equity.        $  (435,749)      $  (764,490)

                                      6 MONTHS ENDED     6 MONTHS ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
                                        (UNAUDITED)        (UNAUDITED)
                                     -----------------  -----------------

  STATEMENT OF OPERATIONS DATA:
  Revenues.........................      $ 4,478,361       $ 4,221,017
  Cost of Sales....................      $ 1,911,479       $ 2,136,182
  Network operating costs..........      $         -       $    42,405
  General, administrative and
    selling expense................      $ 2,279,519       $ 2,778,730
  Reorganization costs.............      $         -       $   725,735
  Interest and loan fees...........      $    28,761       $    25,712
  Depreciation and
  Amortization.....................      $    71,155       $   244,600
  Total expenses...................      $ 4,290,914       $ 5,953,364
  Interest income..................      $     8,127       $     8,194
  Net profit/(loss) for the period.      $   195,574       $(1,724,153)
  Net earnings/(loss) per share....      $      0.02       $     (0.17)
  Weighted Average Share...........       10,200,000        10,400,000



                                      6 MONTHS ENDED     6 MONTHS ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
                                        (UNAUDITED)        (UNAUDITED)
                                     -----------------  -----------------

  BALANCE SHEET DATA:
  Cash and cash equivalents........      $    87,753       $   217,525
  Working Capital..................      $   (92,399)      $  (600,960)
  Total assets.....................      $ 1,856,538       $ 5,594,911
  Long term debt and obligations
     under capital leases,
     excluding current portion.....      $   324,987       $   917,354
  Stockholders' (deficit)..........      $  (131,135)      $(1,050,539)

             HISTORICAL AND PRO FORMA COMPARATIVE PER SHARE DATA OF
                         THE COMPANY AND TWC (UNAUDITED)

     The following tables present certain historical per share data for the Company and TWC and combined per share data on an unaudited pro forma combined basis after giving effect to the Exchange under the purchase method of accounting. The results for TWC for the year ended June 30, 2000 are combined with those of the Company for the year ended June 30, 2000 and are stated in US dollars.

     The tables should be read in conjunction with the Unaudited Pro Forma Condensed Combined Financial Statements and separate historical consolidated financial statements and notes of the Company incorporated by reference in this proxy statement and the financial statements and notes of TWC included elsewhere in this proxy statement. The unaudited pro forma combined per common share data is provided for illustrative purposes only and is not necessarily indicative of the combined financial position or combined results of operations that would have been reported had the Exchange occurred at the beginning of earliest period presented or as of the dates for which such unaudited pro forma information is presented, nor does it represent a forecast of the combined financial position as of any future date or results of operations for any future period. No pro forma adjustments have been included herein which reflect the potential effects of (i) efficiencies that may be obtained by combining the operations of the Company and TWC or (ii) the costs of restructuring, integrating or consolidating such operations.

                              PRO FORMA HISTORICAL

                                                HISTORICAL     PRO FORMA
   TRADE WIND COMMUNICATIONS LTD.             JUNE 30, 2000  JUNE 30, 2000
   ----------------------------------------- -------------- ---------------

   Basic and diluted net loss per share....     $ (0.12)       $ (0.11)
   Book value per share....................       (0.04)         (0.01)


                                                HISTORICAL     PRO FORMA
   FLEXEMESSAGING.COM, INC.                    JUNE 30, 2000  JUNE 30, 20001
   ----------------------------------------- -------------- ---------------

   Basic and diluted net loss per share         $ (0.17)       $ (0.19)

   Book value per share....................       (0.04)         (0.02)

--------------------------------------------------------------------------------
(1) This has been calculated by multiplying the TWC Pro Forma per share amounts by the exchange ratio of 1.754880714.

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial information reflects financial information, which gives effect to the exchange of 2,456,832 shares of the TWC Common Stock for shares of the Company Common Stock. The share amount was calculated using an exchange ratio of 1.754880714 shares of TWC Common Stock for each share of Company Common Stock which is based on the percentage of ownership held by each shareholder in Trade Wind Group Pty Ltd, the Company's operating subsidiary, as of the record date of October 5, 2000. TWC basically held 86.3% of the Company's outstanding capital stock as of the record date with the remaining shareholders holding 13.7% or as may be otherwise stated, as entitling the holders to that same percentage of assets of the Company. The Company is a holding company with its assets consisting of 100% of the downstream interest in TWG. The pro forma financial information included herein accounts for the transaction using the purchase method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. In the transaction, the Exchange of Company Common Stock by TWC will be accounted for as the purchase of the minority interest using the purchase method of accounting. As a result of the Exchange, an excess of the consideration over the minority interest shareholders' pro rata portion of the Company's net assets of $519,909 will be reflected as goodwill and amortized over ten years at an annual rate of $51,991.

     These pro forma financial statements are based on US GAAP and presented in US dollars, and should be read in connection with, the historical financial statements, and the related notes thereto for both the Company and TWC included in this proxy statement beginning on page C-1 and F-1, respectively. The consolidated financial statements of TWC beginning on F-1 are stated in Australian dollars (the functional currency of TWC) and have been prepared in accordance with generally accepted accounting principles in Canada. The pro forma balance sheet for TWC has been converted to US dollars at $.5995, the closing date as of June 30, 2000, while the pro forma statement of operations has been converted into US dollars at the average rate of $.6280 for the year ended June 30, 2000.

     The combined condensed pro forma balance sheet combines TWC and the Company as of June 30, 2000, as if the Exchange had occurred on June 30, 2000. The pro forma statement of operations combine TWC's and the Company's historical results of operations for the fiscal year ended June 30, 2000, as if the Exchange had occurred on July 1, 1999.

     The pro forma condensed combined statement of operations presented does not include any potential cost savings. The Company believes that it may be able to reduce related costs and office and general expenses as it eliminates overhead. However, the Company cannot give any assurance that it will be successful in effecting any cost savings.

     The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results or financial position that would have occurred if the Exchange had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions for future periods.

TRADE WIND COMMUNICATIONS LIMITED

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
(Expressed in US Dollars)

                          HISTORICAL TWC   PRO FORMA  NOTE  PROFORMA COMBINED
                            30 JUNE 2000  ADJUSTMENT          30 JUNE 2000
--------------------------------------------------------------------------------
ASSETS                            $                                $

CURRENT
     Cash                     1,904,867                        1,904,867
     Receivables              1,512,566                        1,512,566
     Inventory                  298,702                          298,702
                           --------------------------      ------------------
                              3,716,135                        3,716,135
                           --------------------------      ------------------

CAPITAL ASSETS                  332,265                          332,265
GOODWILL                              -      519,909   A         519,909
OTHER                            14,143                           14,143
                           --------------------------      ------------------
                                346,408      519,909             866,317
                           --------------------------      ------------------
                              4,062,543      519,909           4,582,452

--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT

     Accounts payable         2,938,615                        2,938,615
     Deferred Revenue         1,062,352                        1,062,352
     Current portion of lease    10,859                           10,859
     obligations
     Income taxes payable             -                                -
                           --------------------------      ------------------
                              4,011,826                        4,011,826
                           --------------------------      ------------------

NON CURRENT

     Loan payable               577,134                          577,134
     Non current portion of       9,027                            9,027
     lease obligations
     Employee entitlements
     payable                    140,027                          140,027
                           --------------------------      ------------------
                                726,188                          726,188
                           --------------------------      ------------------

TOTAL LIABILITIES             4,738,014                        4,738,014
                           --------------------------      ------------------
     Non-controlling Interest         -                                -

SHAREHOLDERS' EQUITY

     Common stock               650,777       24,568   A         675,345
     Additional paid in
     capital                  5,724,992      495,341   A       6,220,333
     Accumulated deficit     (7,051,240)           -          (7,051,240)
                           --------------------------      ------------------
                               (675,471)     519,909            (155,562)
                           --------------------------      ------------------

                              4,062,543            -           4,582,452

--------------------------------------------------------------------------------
See notes to unaudited pro forma combined condensed financial statements

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Year ended June 30, 2000
(Expressed in US Dollars)
                                          NOTE  HISTORICAL PRO FORMA  PROFORMA
                                                TWC        ADJUSTMENT COMBINED
                                                30 JUNE               30 JUNE
                                                2000                  2000
--------------------------------------------------------------------------------
                                                  $                     $

SALES                                           11,082,636           11,082,636
LESS:
COST OF GOODS SOLD
     Opening inventory                             730,024              730,024
     Purchases                                   5,704,776            5,704,776
                                                -----------          -----------
                                                 6,434,800            6,434,800
     Closing inventory                            (312,902)            (312,902)
                                                -----------          -----------
                                                 6,121,898            6,121,898

     Network costs                                 257,803              257,803
                                                -----------          -----------
                                                 6,379,701            6,379,701

GROSS PROFIT                                     4,702,935            4,702,935

EXPENSES                                         5,804,807   51,991   5,856,798
Reorganisation costs                              (815,713)            (815,713)
                                                --------------------------------
LOSS FROM OPERATIONS                            (1,917,585)          (1,969,576)

Other income/(expense)
  Gain on sale of interest in subsidiary               -                    -

    Interest paid
      - leases                                      (3,511)              (3,511)
      - loans - short term                        (110,801)            (110,801)
    Interest received                               18,090               18,090
                                                -----------          -----------

LOSS FOR THE YEAR BEFORE TAX                    (2,013,807)          (2,065,798)

Income tax expense                                     -                    -
                                                -----------          -----------

NET LOSS AFTER TAX BEFORE NON                   (2,013,807)          (2,065,798)
CONTROLLING INTERESTS

Non controlling interests in net loss             (141,833)            (141,833)
                                                -----------          -----------

NET LOSS                                        (1,871,974)          (2,065,798)

Loss per common share - basic and diluted            (0.12)               (0.11)
Weighted average number of common shares        15,610,622           18,067,454
outstanding

See notes to unaudited pro forma combined condensed financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.   Basis of Presentation

     The unaudited pro forma combined condensed balance sheet of TWC at June 30, 2000 has been prepared on the assumptions that the acquisition of Flexemessaging.com, Inc. will take place as of June 30, 2000. The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2000 has been prepared as if the acquisitions of Flexemessaging.com, Inc. had been consummated on July 1, 1999. In management's opinion, all material adjustments necessary to reflect the effects of the acquisitions have been made and are factually supportable. The unaudited pro forma financial statements are not necessarily indicative of the financial position of the consolidated company at June 30, 2000, or what the actual results of operation of the consolidated company would have been assuming the acquisition had been completed as of July 1, 1999, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of TWC and Flexemssaging.com, Inc. included in this proxy statement beginning on page F-1. The financial information contained in the pro forma combined financial statements are stated in US dollars and prepared in accordance with generally accepted accounting principals in the US.

2.   Pro Forma Adjustments and Assumptions

     A. The purchase price for TWC's pending acquisition of Flexemessaging.com, Inc. was determined by multiplying 2,456,832 shares of TWC's Common Stock issued to Flexemessaging.com, Inc.'s shareholders by the fair market value of A$0.31 per share. The number of shares was determined by multiplying the number of shares in Flexemessaging.com, Inc. not held by TWC by a factor of 1.754880714 as described in the proxy statement, multiplied by $0.19, the market value of the TWC Common Stock (converted into US dollars) on the measurement date of October 6, 2000.

     The purchase price for the completion of the acquisition is summarized below in US dollars after converting the Australian dollars.

     ------------------------------------------------------------------
     Purchase Price:
     ------------------------------------------------------------------
     Acquisition cost                                         $460,100
     ------------------------------------------------------------------
     Total purchase price                                     $460,100
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     Pro rata share of fair value of net liabilities acquired:
     ------------------------------------------------------------------
     Current assets                                           $506,805
     ------------------------------------------------------------------
     Fixed assets                                              $47,546
     ------------------------------------------------------------------
     Liabilities assumed                                     $(614,160)
     ------------------------------------------------------------------
     Pro rata share of fair value of assets acquired          $(59,809)
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     Excess of purchase price over pro rata share of         $(519,909)
     fair value of assets acquired
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     Payment of purchase price:
     ------------------------------------------------------------------
     Common stock issued                                     $(519,909)
     ------------------------------------------------------------------

     B. The pro forma financial statements assume that the goodwill and the intangible assets related to the Flexemessaging.com, Inc. acquisition will be amortized on a straight-line basis over ten years, in accordance with TWC's accounting policy for goodwill. Amortization of goodwill will be included in the general and administrative expenses in the combined company's statement of operations. Goodwill recognized from the Flexemessaging acquisition amounted to $519,909 and will be amortized annually over ten years at $51,991 per year.

     C. The historical pro forma financial statements include an amount relating to non-controlling interest in net loss of $141,833. This relates to the non-controlling interest in Flexmessaging.com, Inc. As a result of the Exchange, the non-controlling interest in Flexmessaging. com, Inc. will cease to exist and has therefore been adjusted accordingly.

                           INCORPORATION BY REFERENCE

     The Securities and Exchange Commission ("SEC") allows Flexemessaging.com, Inc. to "incorporate by reference" the information that Flexemessaging.com, Inc. files with the SEC, which means that Flexemessaging.com, Inc. may, in this proxy statement, disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Flexemessaging.com, Inc. is incorporating by reference the documents listed below and any future filings Flexemessaging.com, Inc. makes with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934. Information that Flexemessaging.com, Inc. files in the future with the SEC will automatically update and supersede this information. Flexemessaging.com, Inc. has attached the following document to this proxy statement, which is incorporated by reference as if specifically set forth herein.

     Flexemessaging.com, Inc.'s Annual Report on Form 10-KSB/A for the year ended June 30, 2000 and

     Flexemessaging.com, Inc.'s Quarterly Report on Form 10-QSB/A for the period ended December 31, 2000.

     You should rely only on the information contained in, or incorporated by reference in, this proxy statement. All information contained in this proxy statement is qualified by its entirety by the information and financial statements (including the notes thereto) appearing in this proxy statement or in the documents incorporated by reference in this proxy statement.

     Flexemessaging.com, Inc. will furnish to any shareholder, without charge, a copy of the document thereto upon written request to Nick Bird, President, Level 27 Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia. These documents and other Flexemessaging.com, Inc.'s other SEC filings are also available to the public over the Internet at the SEC's web site at http://www.sec.gov. This web site contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may also read and copy any document filed by Flexemessaging.com, Inc. at the SEC's public reference room at 450 Fifth Street,
N. W., Washington, D.C. 20549. You may obtain information on the operation of the SEC's public room in Washington, D.C. by calling the SEC at 1-800-SEC-0300.

                                 OTHER BUSINESS

     So far as it is known, there is no business other than that described above to be presented for action by the shareholders at the forthcoming Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

                                        By Order of the Board of Directors

                                        /s/ Kevin Levine

                                        Kevin Levine
                                        Chief Financial Officer

February 9, 2001

                          INDEX TO FINANCIAL STATEMENTS


FLEXEMESSAGING.COM, INC. -Incorporated by reference in Annex C in the Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2000

       For the fiscal years ended June 30, 2000 and 1999:
       Report of Independent Auditors......................................C-1
       Consolidated Balance Sheets.........................................C-2
       Consolidated Statements of Loss and Comprehensive Loss..............C-3
       Consolidated Statements of Stockholders' Equity/Deficit.............C-4
       Notes on the Consolidated Financial Statements......................C-5

Incorporated by reference in Annex C in the Quarterly Report on Form 10-QSB for the period ended December 31, 2000

       For the periods ended December 31, 2000 and 1999:
       Unaudited Consolidated Balance Sheet as of December 31, 2000........C-53
       Unaudited Consolidated Statements of Loss and Comprehensive
       Loss for the Three Months ended December 31, 2000 and 1999..........C-54
       Unaudited Consolidated Statements of Cash Flows for the Three
       Months ended December 31, 2000 and 1999.............................C-55
       Notes to the Unaudited Consolidated Financial Statements............C-56


Trade Wind Communications Limited

       For the fiscal year ended June 30, 1999:
       Report of Independent Auditors......................................F-3
       Consolidated Balance Sheet..........................................F-5
       Consolidated Statement of Income and Accumulated Deficit............F-6
       Consolidated Statement of Changes in Cash Flow......................F-7
       Notes on the Consolidated Financial Statements......................F-8

       For the fiscal year ended June 30, 2000:
       Report of Independent Auditors.....................................F-20
       Consolidated Balance Sheet.........................................F-22
       Consolidated Statement of Income and Accumulated Deficit...........F-23
       Consolidated Statement of Changes in Cash Flow.....................F-24
       Notes on the Consolidated Financial Statements.....................F-25

       Pro Forma Consolidated Financial Statements and Notes................32

                        TRADE WIND COMMUNICATIONS LIMITED
                        ---------------------------------




                       REPORT FOR YEAR ENDED JUNE 30, 1999

BDO            BDO INTERNATIONAL       Level 23, Market Street, Sydney NSW2000
               Chartered Accountants   GPO Box 2551 Sydney NSW 2001
               & Consultants           DX 1222 Sydney
                                       Tel: +61 2 9286 5555 Fax: +61 2 9286 5599


TO THE SHAREHOLDERS
TRADE WIND COMMUNICATIONS LIMITED


--------------------------------------------------------------------------------
                                                                AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheet of Trade Wind Communications Limited as at 30 June 1999 and the statements of income and accumulated deficit and cash flows for the years ended 30 June 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trade Wind Communications Limited as at 30 June 1999 and the consolidated results of their operations and their cash flows for the years ended 30 June 1999 and 1998 in conformity with generally accepted accounting principles in Canada.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1c to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As the financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) an additional Note to the financial statements has been included (Note 21) that reconciles differences between Canadian GAAP and those of the United States (US GAAP) and with the requirements of the Securities and Exchange Commission.

                                        /s/ BDO International
                                        -----------------------------
Sydney, Australia                       BDO INTERNATIONAL
27 October 1999, except                 CHARTERED ACCOUNTANTS
for Note 21 for which
the data is January 16, 2001.           Liability is limited by the Accountants'
                                                      Scheme pursuant to the NSW
                                                 Professional Standards Act 1994

     The Company has two divisions: Voice and Data Systems is a specialist supplier and integrator of voice communication systems and decision support applications for dealing rooms, emergency services and other organizations with mission-critical needs. Flexemessaging Global Services operates an enhanced fax broadcast service over a global network. Flexemessaging specializes in quality fax broadcasts generated from customers' desktops for delivery to any destination in the world.

SCHEDULE A     FINANCIAL INFORMATION
----------     ---------------------

Audited financial statements follow

TRADE WIND COMMUNICATIONS LIMITED
Consolidated Balance Sheets
(Expressed in Australian Dollars)
                                         NOTE   30 JUNE       30 JUNE
                                                  1999          1998
------------------------------------------------------------------------
ASSETS                                             $             $

CURRENT
      Cash                                 3     325,758     1,105,162
      Receivables                          4   2,786,962     3,441,927
      Inventory                            5   1,162,459     1,350,219
                                              -----------   -----------
                                               4,275,179     5,897,308
                                              -----------   -----------

CAPITAL ASSETS                             6   1,539,835     1,771,811
GOODWILL                                   7      14,518        31,845
OTHER                                      8      31,394         6,661
                                              -----------   -----------
                                               1,585,747     1,810,317
                                              -----------   -----------
                                               5,860,926     7,707,625

------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
      Accounts payable                     9   3,586,667     5,351,290
      Deferred Revenue                    10     678,412     1,006,202
      Current portion of lease
        obligations                       11      47,802        28,258
      Income taxes payable                           169           190
                                              -----------   -----------
                                               4,313,050     6,385,940
                                              -----------   -----------

NON CURRENT
   Loan payable                           12     530,213          --
      Non current portion of lease
      obligations                         11      33,171         3,767
      Employee entitlements payable              200,840       178,569
                                              -----------   -----------
                                                 764,224       182,336
                                              -----------   -----------

TOTAL LIABILITIES                              5,077,274     6,568,276
                                               -----------   -----------

      Non-controlling Interest                    93,431          --

SHAREHOLDERS' EQUITY
      Share Capital                       13   1,081,840     1,057,766
      Reserves                            14   4,155,703     3,254,309
      Accumulated deficit                     (4,547,322)   (3,172,726)
                                              -----------   -----------
                                                 690,221     1,139,349
                                              -----------   -----------

                                               5,860,926     7,707,625

------------------------------------------------------------------------

The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Approved on behalf of the Board


/s/ N R Bird                                      /s/ A C Walton
--------------------------                        ---------------------------
     N R BIRD                                          A C WALTON

Consolidated Statements of Income and Accumulated Deficit
(Expressed in Australian Dollars)
                                          NOTE   30 JUNE       30 JUNE
                                                   1999         1998
------------------------------------------------------------------------
                                                    $             $

SALES                                          14,162,525    16,547,536
LESS:
COST OF GOODS SOLD
      Opening inventory                         1,350,219     1,232,564
      Purchases                                 6,286,140     8,885,370
                                               -----------   ----------
                                                7,636,359    10,117,934
      Closing inventory                        (1,162,459)   (1,350,219)
                                               -----------   ----------
                                                6,437,900     8,767,715

      Network costs                               997,001       943,531
                                               -----------   ----------
                                                7,470,901     9,711,246

GROSS PROFIT                                    6,691,624     6,836,290

EXPENSES                                        9,304,643     8,004,884
                                               -----------   ----------
LOSS FROM OPERATIONS                       15  (2,613,019)   (1,168,594)

Other income/(expense)
   Gain on sale of interest in subsidiary   2   1,111,428         --
      Interest paid
            - leases                                             (2,162)
            - loans - short term                  (97,338)      (44,684)
      Interest received                            23,326        14,079
                                               -----------   ----------

LOSS FOR THE YEAR BEFORE TAX                   (1,575,603)   (1,201,361)

Income tax expense                         16       --            --
                                               -----------   ----------

NET LOSS AFTER TAX BEFORE NON
CONTROLLING INTERESTS                          (1,575,603)   (1,201,361)

Non controlling interests in net loss             201,007         --
                                               -----------   ----------

NET LOSS                                       (1,374,596)   (1,201,361)


Accumulated deficit at  beginning of the
year                                           (3,172,726)   (1,971,365)

                                               -----------   ----------
ACCUMULATED DEFICIT AT THE END OF THE YEAR     (4,547,322)   (3,172,726)
                                               -----------   ----------

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Consolidated Statements of Changes in Cash Flow
(Expressed in Australian Dollars)
                                                30 JUNE        30 JUNE
                                                  1999           1998
-------------------------------------------------------------------------
                                                   $              $
CASH (USED) BY:

OPERATING ACTIVITIES
Operations
      Net loss for the year                    (1,374,596)   (1,201,361)
      Items not involving cash:
            Amortisation                          774,887       673,282
     Non controlling interests in net loss       (201,007)
     Gain on sale of interest in subsidiary    (1,111,428)
                                               -----------  -----------
                                               (1,912,144)     (528,079)

      Increase/(decrease) from changes in:
            Accounts receivable                   654,965      (721,697)
            Inventory                             187,760      (117,655)
            Accounts payable and deferred
               revenue                         (2,092,413)    1,823,954
      Employee entitlement payable                 22,271       (44,149)
            Income taxes                              (21)          (39)
                                               -----------  -----------
                                               (1,227,438)      940,414

INVESTING ACTIVITIES
      Investments in:
            - Capital assets                     (550,317)     (676,716)
                                               -----------  -----------
                                                 (550,317)     (676,716)
FINANCING ACTIVITIES
      Loan raised                                 530,213          --
      Loans repaid                                  --         (430,000)
      Lease liabilities raised                     48,948      (103,427)
      Proceeds on issue of convertible debt     1,233,003          --
      Proceeds on issue of shares                             1,503,949
      Proceeds on sale of shares of subsidiary  1,098,331
                                               -----------  -----------
                                                2,910,495       970,522

INCREASE IN CASH                                 (779,404)      706,141
Cash at beginning of year                       1,105,162       399,021
                                               -----------  -----------
CASH AT END OF YEAR                               325,758     1,105,162
                                               -----------  -----------

-------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   ORGANISATION

     Trade Wind Communications Limited ("the Company") was incorporated in Bermuda on 30 October 1996. The Company was an inactive holding company prior to the completion of the acquisition of Trade Wind Group Pty Ltd (the Group), as described in Note 2. The Company's principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services.

     Trade Wind Group was incorporated in Australia on 6 September 1988. Its principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services. The majority of sales to date have concentrated in Australia and South East Asia, however with the expansion of communication services to Europe and North America, the Group is developing a global profile.

     These financial statements are stated in Australian dollars and have been prepared in accordance with generally accepted accounting principles in Canada.

     These financial statements present comparative figures for the Group for the years ended 30 June 1999 and 30 June 1998.

b.   PRINCIPLES OF CONSOLIDATION

     The consolidated accounts comprise the accounts of Trade Wind Communications Limited and all of its controlled entities. A controlled entity is any entity controlled by Trade Wind Communications Limited. Control exists where Trade Wind Communications Limited , and previously, Trade Wind Group Pty Ltd has the capacity to dominate the decision making in relation to the financial and operating policies of another entity so that the other entity operates with Trade Wind Communications Limited to achieve the objectives of Trade Wind Group Communications Limited.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realisation of assets and the satisfaction of liabilities and commitments in the normal course of business.

     The company has incurred cumulative losses to date of $4,547,322, which includes a net loss for the current period of $1,374,596. The continuation of the company is dependent upon the continuing availability of operating and long-term financing and achieving a profitable level of operations.

d.   GOODWILL

     Goodwill is recorded initially at the amount by which the purchase price for a business or for ownership interest in a controlled entity exceeds the fair value attributed to its net tangible assets at date of acquisition. Goodwill is amortised on a straight-line basis over a period of 10 years. The balances are reviewed annually and any balance representing future benefits, the realisation of which is considered to be no longer probable, is written off.

e.   INVENTORIES

     Inventories are measured at the lower of cost and net realisable value. Costs are assigned on a first-in first-out basis and include direct materials, direct labour and an appropriate proportion of variable and fixed overhead expenses.

Notes to the Financial Statements
--------------------------------------------------------------------------------

f.   INCOME TAX

     Income tax expense is recorded using the deferral method for accounting for income taxes. Deferred taxes arise as a result of income and expenses being recorded in different periods for accounting and tax purposes.

g.   CAPITAL ASSETS

     Capital assets are recorded at cost. Amortisation is provided on owned plant and equipment at rates between 4% and 36% using either the straight line or diminishing balance method. Leased assets are amortised over the term of the lease. Trademarks and customer lists are amortised on a straight-line basis over 5 years.

h.   RESEARCH AND DEVELOPMENT

     Research and Development expenditures are expensed as incurred unless recoverability of these costs is assured beyond reasonable doubt, in which case development expenditure is deferred and amortised on a straight line basis over the period in which the related benefits are expected to be realised. No development costs have been deferred in these accounts.

i.   EMPLOYEE BENEFITS

     Provision is made in respect of the Group's liability for annual leave and long service leave at the balance sheet date. Long service leave is accrued in respect of all employees.

     Contributions are made by the group to an employee superannuation fund and are charged as expenses when incurred. The economic entity has no other legal obligation to provide benefits to employees on retirement.

j.   REVENUE RECOGNITION

     Sales revenue on contracts is recognised on a percentage of completion basis but finalisation, at which point all associated costs are billed, is subject to acceptance of the operational capability and confirmation of installation by the customer. Until such time, accumulated costs (after progress billings) are held in Work in progress (refer Note 5).

k.   FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Foreign currency transactions during the period are converted to Australian currency at the rates of exchange applicable at the dates of transactions. Amounts receivable and payable in foreign currencies at balance date are converted at the rates of exchange ruling at that date.

     The gains and losses from conversion of short-term assets and liabilities, whether realised or unrealised, are included in operating profit before income tax as they arise.

            The Australian and Canadian dollar exchange rates at the balance sheet date and the average exchange rates for each period under review were as follows ($1 Australian =):

               30 June 1999...............                  0.965
               1 July 1998 - 30 June 1999.       0.921
               30 June 1998...............                  0.876
               1 July 1997 - 30 June 1998.       0.950

l.   FINANCIAL INSTRUMENTS

     The Company's and the Group's financial instruments consist of cash, receivables, accounts payable, other loans, lease obligations and employee entitlements payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

Notes to the Financial Statements
--------------------------------------------------------------------------------

m.   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values include plant and equipment and all other non-current assets.

n.   UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

     The Year 2000 Issue arises because many computerised systems use two digits rather than four to identify a year. Date-sensitive systems may recognise the year 2000 as 1900 or some other date, resulting in errors when information-using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

NOTE 2:   ACQUISITION OF GROUP

     A. On 18 December 1996, Trade Wind Communications Limited entered into an agreement with the shareholders of Trade Wind Group Pty Ltd whereby it acquired all of the outstanding shares of the Group in exchange for 7,488,800 ordinary shares of the Company, the transaction has been accounted for as a Reverse Takeover. The Group is in the same business as the Company. The financial position of Trade Wind Communications Limited as at 18 December 1996 is summarised as follows:

      (Expressed in Australian Dollars)

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
             Tangible Assets                                      315,000
             Liabilities                                             --
                                                                  315,000

     B. On June 16, 1998, Trade Wind Communications Limited entered into an agreement with Atlantic International Capital Holdings Ltd. ("AICH") to present Trade Wind Communications Limited with a US public shell company or target for the possibility of merger allowing Trade Wind Communications the opportunity to enter the US market and have an avenue to US capital funds. On February 5, 1999, Trade Wind Communications Limited entered into a business combination agreement with Flexemessaging.com, Inc. and AICH to allow Trade Wind Communications to sell all of its business assets consisting of the stock of Trade Wind Group Pty Ltd to in exchange for 8.8 million shares of its common stock and to have AICH raise capital and of US$3,660,000 through private placements of Flexemmesaging.com, Inc. common stock. This transaction was completed on or about 26 March 1999, and has been accounted for as a reverse take-over.

     Flexemessaging.com, Inc is incorporated under the laws of Idaho. Its shares were traded on the Over the Counter Bulletin Board market until April 2000 and are now traded in the pink sheets. These shares are not registered with the US Securities and Exchange Commission or the securities commission of any state.

Notes to the Financial Statements
--------------------------------------------------------------------------------

     In summary, Flexemessaging.com, Inc. acquired the operating assets of TWC in exchange for 8,800,000 shares of Flexemessaging.com, Inc's common stock. The financial position of Siler Ventures Inc. as at 26 March 1999 is summarised as follows:

(Expressed in Australian Dollars)
                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
             Tangible Assets                         --
             Liabilities                             --
                                                     --

ISSUE AND SALE OF SHARES TO MINORITY INTERESTS

     During the year a profit of $1,111,428 was derived from the sale of 1,600,000 shares in Flexemessaging.com, Inc.

NOTE 3:   CASH

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Cash at bank and on deposit                 314,151       1,098,893
       Cash on hand                                 11,607           6,269
                                                -----------     -----------
                                                   325,758       1,105,162
                                                -----------     -----------

NOTE 4:   RECEIVABLES

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Trade debtors                             2,412,386       2,993,745
       Other debtors                               374,576         448,182
                                                -----------     -----------
                                                 2,786,962       3,441,927
                                                -----------     -----------

       In September 1997, the company arranged a working capital-based facility with Scottish Pacific Business Finance Limited in respect of the Australian domiciled customers of Flexemessaging Global Services. This has been secured by a charge over the assets of Trade Wind Marketing Pty Ltd as well as guarantees by Trade Wind Group Pty Ltd and its subsidiaries.

NOTE 5:   INVENTORY

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Raw material                               466,673         446,030
       Work in progress                           695,786         904,189
                                                -----------     -----------
                                                1,162,459       1,350,219
                                                -----------     -----------

Notes to the Financial Statements
--------------------------------------------------------------------------------

(Expressed in Australian Dollars)
NOTE 6:   CAPITAL ASSETS

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       (a)   Owned
             Plant and Equipment  - at cost       4,057,438       3,660,065
             Less accumulated amortisation       (2,594,809)     (1,919,595)
                                                 -----------     -----------
                                                  1,462,629       1,740,470
                                                 -----------     -----------
       (b)   Leased
             Leased Plant and Equipment -
             Capitalised lease assets               335,020         268,812
             Less accumulated amortisation         (257,814)       (237,471)
                                                 -----------     -----------
                                                     77,206          31,341
                                                 -----------     -----------
       Total
       Cost                                       4,392,458       3,928,877
       Less accumulated amortisation             (2,852,623)     (2,157,066)
                                                 -----------     -----------
       Cost less accumulated amortisation         1,539,835       1,771,811
                                                 ===========     ===========

NOTE 7:   GOODWILL

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Goodwill                                   173,268         173,268
       Less accumulated amortisation             (158,750)       (141,423)
                                                -----------     -----------
                                                   14,518          31,845
                                                ===========     ===========

NOTE 8:   OTHER NON CURRENT ASSETS

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Trademarks, customer lists                  40,232           9,256
       Less accumulated amortisation               (8,838)         (2,595)
                                                -----------     -----------
                                                   31,394           6,661
                                                ===========     ===========

NOTE 9:   ACCOUNTS PAYABLE

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Bank overdraft                               44,279
       Trade creditors - general                  2,347,767       3,731,344
       Sundry creditors and accruals                889,812       1,411,294
       Employee leave entitlement                   304,809         208,652
                                                 -----------     -----------
                                                  3,586,667       5,351,290
                                                 ===========     ===========

NOTE 10:  DEFERRED REVENUE

     Deferred revenue comprises customer deposits and unearned maintenance revenue. Customer deposits represent revenue received in advance of completion of the project. The revenue is recognised on a percentage of completion basis, however finalisation is subject to acceptance of the operating capability and confirmation of installation by the customer.

Notes to the Financial Statements
--------------------------------------------------------------------------------

     Unearned maintenance revenue represents revenue received in advance of the period covered by the maintenance agreement. The revenue is recognised evenly over the period covered by the maintenance agreement.

NOTE 11:  LEASE LIABILITIES

(Expressed in Australian Dollars)
                                                 30 JUNE         30 JUNE
                                                   1999            1998
---------------------------------------------------------------------------
                                                    $               $
(a)   Finance Leasing Commitments

      Payable
         - not later than one year                   47,969          30,090
         - later than one year but not later
           than 2 years                              18,200           4,530
         - later than 2 years but not later
           than 3 years                              15,129             --
         - later than 3 years but not later
           than 4 years                                  --              --
         - later than 4 years but not later
           than 5 years                                  --              --
                                                -----------     -----------
      Minimum lease payments                         81,298          34,620

      Less future finance charges                       325           2,595
                                                -----------     -----------
      Total lease liability                          80,973          32,025
                                                ===========     ===========

      Current portion                                47,802          28,258
      Non-current portion                            33,171           3,767
                                                -----------     -----------
                                                     80,973          32,025
                                                ===========     ===========

      Finance lease liabilities are
      collateralised by the underlying
      lease assets.


                                                 30 JUNE         30 JUNE
                                                   1999            1998
---------------------------------------------------------------------------
                                                    $               $
(b)   Operating Lease Commitments

      Non-cancelable operating leases
      contracted for but not capitalised
      in the accounts

      Payable
         - not later than one year                  537,089         573,643
         - later than one year but not later
           than 2 years                             679,105         489,175
         - later than 2 years but not later
           than 3 years                              17,981         675,835
         - later than 3 years but not later
           than 4 years                                --            17,981
         - later than 4 years but not later
           than  5 years                               --              --
                                                  1,234,175       1,756,634

NOTE 12:  LOAN PAYABLE

     This represents loans granted by Perpetual Trustees Victoria Limited. These loans are secured over the personal property of Nicholas Rowland Bird and Arthur Christopher Walton. The loans are repayable by 15 October 2020 or earlier at the option of the company. Interest is set at the Australian Bank Bill Rate and varies according to fluctuations thereon. The indicative annual interest rate at 30 June 1999 was 6.95%.

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 13:  SHARE CAPITAL

                                 NUMBER OF  NUMBER OF   30 JUNE       30 JUNE
                                  SHARES     SHARES       1999          1998
-----------------------------------------------------------------------------
                                                            $             $
(Expressed in Australian
Dollars except for the number
of shares)

Authorised:

5,000,000,000 Common shares
with a par value of US$0.01

Issued:
Balance, beginning of year      13,856,487  11,906,487  1,057,766    1,031,411
IPO issue                           --       1,800,000                  24,328
Shares issued for services          --         150,000                   2,027
Conversion of convertible notes  1,586,464      --         24,07          --

                                                       -----------   ---------
Balance, end of year            15,442,951  13,856,487  1,081,840    1,057,766
                                                       ===========   =========

     During the year, A$1,233,003 was received in exchange for the issuance of convertible notes. These convertible notes were converted into 1,586,464 common shares on 11 May 1999 at a conversion price of C$0.75.

ESCROW OR POOLED SECURITIES

SHARES SUBJECT TO VANCOUVER STOCK EXCHANGE SEED SHARE RESALE RESTRICTIONS There were no shares subject to resale restrictions at 30 June 1999 (1998:
 4,004,400).

POOLED SHARES

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 3,850,000 (1998:
5,500,000) common shares to be held in a pool and to be released on the following basis:

(a)  28,57% to be released on each of one and two years after May 12, 1999

(b)  the remaining 42,86% to be released three years after May 12, 1999

NOTE 14:  RESERVES

      (Expressed in Australian Dollars)

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       SHARE PREMIUM ACCOUNT

       Balance, beginning of year                3,254,309       1,776,715
       IPO issue                                     --          2,155,609
       160,000 shares issued for                     --            179,634
       services at CAN$1.25
       Conversion   of    convertible            1,208,929
       notes
       Less: listing costs                        (307,535)       (857,649)
                                                -----------     -----------
       Balance end of year                       4,155,703       3,254,309
                                                ===========     ===========

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 15:  LOSS FROM OPERATIONS

     Loss from operations before income tax has been determined after charging/(crediting)

       Amortisation
             - owned assets                       741,303         605,815
             - leased assets                       10,013          47,545
             - goodwill                            17,328          17,327
             -  trademarks, customer lists          6,243           2,595
       Bad debts                                   95,339             593

NOTE 16:  INCOME TAX EXPENSE

     Estimated tax losses available to the group to be carried forward to future years amount to $9,842,381 (1998: $6,784,571). These losses are not subject to an expiry date, however, the benefits of these losses will only be obtained if:

(a) the group derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction for the loss to be realised;

(b) the group continues to comply with the conditions for deductibility imposed by law; and

(c) no changes in tax legislation adversely affect the group in realising the benefit from the deduction for the loss.

NOTE 17:  DIRECTORS' EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements requiring minimum annual payments of $240,000. The initial term of the employment agreements will be for three years and will continue in force thereafter until terminated by either party on three months' notice. The employment agreements may be terminated by either party after the expiration of one year provided six months' written notice is given. The Company may terminate the employment agreements at any time upon the occurrence of certain stated events. If the Company wishes to terminate the employment agreements without giving the required notice, the Company is required to pay the affected Executive Officer an amount equal to his aggregate annual compensation for either the succeeding or the preceding 12 month period, whichever is greater.

NOTE 18:  OPTIONS AND OTHER RIGHTS TO PURCHASE SECURITIES

Stock Options

     The Company has granted 1,355,321 (1998: 1,359,321) options to purchase common shares exercisable at CAN$1.25 expiring on August 12, 2002, May 20, 2003 and September 1, 2003.

Agent's Warrant

     The Company has granted Wolverton Securities Ltd a warrant entitling Wolverton Securities Ltd to purchase up to 400,000 common shares in the capital of the Company at any time up to the close of business on August 12, 1998 at a price of CAN$1.25 per share, and at any time up to the close of business on August 12, 1999 at a price of CAN$1.44 per share. These warrants have subsequently expired.

NOTE 19:  SEGMENTED FINANCIAL INFORMATION

     The Company operates two business divisions, Voice and Data Systems and Flexemessaging Global Services. Voice and Data Systems is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. Flexemessaging Global Services operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information on a materiality basis as international revenue presently represents less than 10% of

Notes to the Financial Statements
--------------------------------------------------------------------------------

the Company's total revenue and all other income has been generated from Australia. Segmented financial information for these two divisions follows:

FOR THE YEAR ENDING 30 JUNE 1999

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

Revenue from external
customers                    8,667,060     5,495,465          --     14,162,525

Amortisation                   201,131       485,308       88,448       774,887
                           -----------------------------------------------------

Segment operating
profit/(loss)                  162,495    (2,186,531)    (588,983)   (2,613,019)

Interest expense                   (57)      (63,401)     (33,880)      (97,338)
Interest revenue                17,471         2,820        3,035        23,326
Abnormal items                                          1,111,428     1,111,428
                           -----------------------------------------------------
Net profit/(loss) before tax   179,909    (2,247,112)     491,600    (1,575,603)

Taxation                        --            --            --          --

                           -----------------------------------------------------
Net profit/(loss) after tax    179,909    (2,247,112)     491,600    (1,575,603)
                           -----------------------------------------------------

Capital Asset additions        159,260       391,057        --          550,317
Identifiable assets          3,681,002     1,784,774      395,150     5,860,926

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

FOR YEAR ENDING 30 JUNE 1998

Revenue from external
customers                   11,386,594     5,160,942        --       16,547,536

Amortisation                   160,295       431,499       81,488       673,282
                           -----------------------------------------------------

Segment operating
profit/(loss)                  198,287      (932,220)    (432,066)   (1,165,999)

Interest expense                (1,037)      (29,326)     (19,078)      (49,441)
Interest revenue                 7,904         5,559           616       14,079

                           -----------------------------------------------------
Net profit/(loss) before tax   205,154      (955,987)    (450,528)   (1,201,361)

Taxation                          --            --          --          --

                           -----------------------------------------------------
Net profit/(loss) after tax    205,154      (955,987)    (450,528)   (1,201,361)
                           -----------------------------------------------------

                           -----------------------------------------------------
Capital Asset additions         56,031       247,061      373,624       676,716
Identifiable assets          5,310,892     1,974,282      422,451     7,707,625

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 20:  EVENTS SUBSEQUENT TO BALANCE DATE

     On 30 August 1999, Flexemessaging.com, Inc. (FLXM), a subsidiary of Trade Wind Communications Limited, made an offering of 500,000 common shares at US$3.75 per share for the raising of net proceeds of US1,725,000 by way of private placement. This offering is being made pursuant to the limited and private offering exemption set forth in Rule 506 of Regulation D under the US Securities Act of 1933, as amended and comparable exemptions from registration under applicable state securities laws. Accordingly, the shares were offered only to investors who are accredited investors (as that term is defined in Regulation D of the Securities Act). The Offering will have no aggregate minimum purchase requirement. This offering closes after 180 days from the offering date or until all shares are sold whichever is the earlier. No shares were subscribed for under the offering.

     Pursuant to the above, AICH, as Agent has advanced bridge financing in the sum of $768,462. (US$499,500). In return for an unsecured promissory note over Flexemessaging.com, Inc. The loan bears interest at the rate announced, from time to time, by Nationsbank N.A. as its prime rate, plus 200 basis points, per annum. Interest is calculated on the basis of a 360-day year, but only to the extent that the unpaid principal remains outstanding. Interest accrues and is payable from the day that Flexemessaging.com, Inc. receives net proceeds of not less than US$1,500,000 from the above-mentioned offering. The Note is to be repaid on the later of commencement of trading of securities of Flexemessaging.com, Inc. on the American Stock Exchange, NASDAQ or another exchange acceptable to Flexemessaging.com, Inc., or December 21, 1999. The note may be prepaid at any time without penalty or premium.

     On 16 August 1999, Flexemessaging.com, Inc. filed a Form 10-SB with the US Securities and Exchange Commission to become a reporting entity.

NOTE 21:  RECONCILIATION OF CERTAIN DIFFERENCES BETWEEN US AND CANADIAN GAAP

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which, in the case of the Company, conform in all material respects with those of the United States ("US GAAP") and with the requirements of the Securities and Exchange Commission ("SEC"), except as follows:

a) Under Canadian GAAP, revenue from product sales and related installation is recognizable on delivery and installation of the project. Under US GAAP, revenue is recognizable from product sales and related installation only upon customer acceptance after completion of the installation. The effect of the above would be to reduce the net loss for the years ended June 30, 1999 and June 30, 1998 by $125,189 and $270,505 respectively.

b) Under Canadian GAAP, no accounting recognition is given if convertible debt is issued at a discount to the market price at the time of the issue. Under US GAAP, to the extent that the convertible debt has been issued with beneficial conversion terms, than the debt discount which equates to the amount that the market price exceeds the conversion price must be charged as an interest expense to the Statement of Operations. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $379,936.

c) Under Canadian GAAP, when there is sale of shares in a subsidiary, to the extent that the price per share exceeds the underlying net asset value per share, this difference is recorded as a profit on sale of shares in the Statement of Operations. Under US GAAP, this difference is not reflected as a profit in the Statement of Operations, but as an increase to additional paid in capital. The effect on the above would be increase the net loss for the year ended June 30, 1999 by $1,111,428.

d) Under Canadian GAAP, no expense is recorded on granting of performance shares. Under US GAAP, Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation", requires the Company to record the expense using the fair value based method describe therein. For the year ended June 30, 1999, SVI issued 600,000 performance shares to AICH for no consideration. The value assigned to these shares is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $2,380,952, which is represented by the issuance of 600,000 shares at US$2.50 per share.

Notes to the Financial Statements
--------------------------------------------------------------------------------

e) Under Canadian GAAP, cost related to corporate restructuring can be charged directly to equity. Under US GAAP, this is not permissible and such expenditure would be required to be charged to operating expense in the consolidated statement of loss and comprehensive loss. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $307,535.

f) The impact of the above-noted differences on the Statement of Operations is as follows:

--------------------------------------------------------------------------------
                                                JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net loss per Canadian GAAP                        (1,374,596)        (1,201,361)
--------------------------------------------------------------------------------
Adjustment of revenue recognition policy             125,189            207,505
--------------------------------------------------------------------------------
Adjustment on issue of convertible debt             (379,936)                  -
--------------------------------------------------------------------------------
Gain on sale of interest in subsidiary            (1,111,428)                  -
--------------------------------------------------------------------------------
Stock based compensation                          (2,380,952)                  -
--------------------------------------------------------------------------------
Costs charged directly to equity                    (307,535)                  -
--------------------------------------------------------------------------------
Net loss per U.S. GAAP                            (5,429,258)          (930,856)
--------------------------------------------------------------------------------
Loss per share in accordance with US GAAP              (0.39)             (0.07)
--------------------------------------------------------------------------------

The impact of the above-noted differences on total shareholders' equity is as follows:

--------------------------------------------------------------------------------
                                                JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shareholders' equity/(deficit) per Canadian GAAP     690,221          1,139,349
--------------------------------------------------------------------------------
Adjustment of revenue recognition policy             (53,845)          (179,034)
--------------------------------------------------------------------------------
Shareholders' equity per U.S. GAAP                    636,376            960,315
--------------------------------------------------------------------------------

g)   In June 1998, the Financial Accounting Standards Board issued SFAS No.
133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

h)   On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB
101 "), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

i) The Company applies Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock options issued to employees. Under APB No. 25, when the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. The stock options issued to consultants are accounted for under the provisions of SFAS 123, "Accounting for Stock Based Compensation".

Notes to the Financial Statements
--------------------------------------------------------------------------------

SCHEDULE B     SUPPLEMENTARY INFORMATION
----------     -------------------------
Securities issued during the period

     During the year A$1,233,003 was received in exchange for the issuance of convertible notes. These convertible notes were converted into 1,586,464 common shares on 11 May 1999 at a conversion price of C$0.75.

Authorised Capital at June 30, 1999

     5,000,000,000 Common shares with a par value of UD$0.01

Issued Capital at June 30, 1999

     15,442,951 Common shares with a par value of US$0.01

Summary of Options at June 30, 1999

     A total of 1,375,321 incentive stock options were outstanding at June 30, 1999 exercisable at a price of C$1.25 per share expiring on the dates that are the earlier of those as set out below and the 30th day following the day on which the optionee ceases to be a director, senior officer or employee of the Company or its related corporations.

                NO OF OPTIONS        DATE OF ISSUE      DATE OF EXPIRY
               ---------------      ---------------    ----------------
                   1,167,821        August 12, 1997      August 12, 2002
                     171,500        May 20, 1998         May 20, 2003
                      36,000        September 1, 1998    September 1, 2003

Shares subject to Vancouver Stock Exchange seed share sale restrictions

     There were no shares subject to resale restrictions at 30 June 1999.

Shares subject to pooling arrangements

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 3,850,000 common shares to be held in a pool and to be released on the following basis:

(a)  28.57% to be released on each of one and two years after May 12, 1999

(b)  The remaining 42.86% to be released three years after May 12, 1999.

Directors

     At June 30, 1999 the directors of the Company were Nicholas Bird and A. Christopher Walton.

                        TRADE WIND COMMUNICATIONS LIMITED
                        ---------------------------------




                       REPORT FOR YEAR ENDED JUNE 30, 2000

BDO      BDO INTERNATIONAL             Level 23, Market Street, Sydney NSW2000
---      Chartered Accountants         GPO Box 2551 Sydney NSW 2001
         & Consultants DX 1222 Sydney  Tel: +61 2 9286 5555 Fax: +61 2 9286 5599


TO THE SHAREHOLDERS
TRADE WIND COMMUNICATIONS LIMITED

--------------------------------------------------------------------------------
                                                                AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheet of Trade Wind Communications Limited as of June 30, 2000 and the related consolidated statements of income and accumulated deficit and cash flows for the years ended June 30, 2000 and l999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trade Wind Communications Limited at June 30, 2000 and the consolidated results of their operations and their cash flows for the years ended June 30, 2000 and 1999 in conformity with generally accepted accounting principles in Canada.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1c to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As the financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) an additional Note to the financial statements has been included (Note 21) that reconciles differences between Canadian GAAP and those of the United States (US GAAP) and with the requirements of the Securities and Exchange Commission.

                                        /s/ BDO International
                                        ----------------------------
Sydney, Australia                       BDO INTERNATIONAL
September 28, 2000, except              CHARTERED ACCOUNTANTS
for Note 21 for which the date is
January 16, 2001.                       Liability is limited by the Accountants'
                                                      Scheme pursuant to the NSW
                                                 Professional Standards Act 1994

     The Company has two divisions: Voice and Data Systems is a specialist supplier and integrator of voice communication systems and decision support applications for dealing rooms, emergency services and other organizations with mission-critical needs. Flexemessaging Global Services operates an enhanced fax and email broadcast service. Flexemessaging specializes in quality fax broadcasts generated from customers' desktops for delivery to any destination in the world.

SCHEDULE A     FINANCIAL INFORMATION
----------     ---------------------

Audited financial statements follow

TRADE WIND COMMUNICATIONS LIMITED
Consolidated Balance Sheets
(Expressed in Australian Dollars)
------------------------------------------------------------------------
                                         NOTE   30 JUNE       30 JUNE
                                                  2000          1999
------------------------------------------------------------------------
                                                   $             $
ASSETS

CURRENT
      Cash                                 4   3,177,426       325,758
      Receivables                          5   2,523,046     2,786,962
      Inventory                            6     498,252     1,162,459
                                              -----------   -----------
                                               6,198,724     4,275,179
                                              -----------   -----------

CAPITAL ASSETS                             7     554,237     1,539,835
GOODWILL                                   8        --          14,518
OTHER                                      9      23,591        31,394
                                              -----------   -----------
                                                 577,828     1,585,747
                                              -----------   -----------
                                               6,776,552     5,860,926

------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT

      Accounts payable                    10   4,901,777     3,586,667
      Deferred Revenue                    11   1,772,064       678,412
      Current portion of lease
        obligations                       12      18,114        47,802
      Income taxes payable                          --             169
                                              -----------   -----------
                                               6,691,955     4,313,050
                                              -----------   -----------
NON CURRENT

   Loan payable                           13     962,692       530,213
      Non current portion of lease
        obligations                       12      15,057        33,171

      Employee entitlements payable              233,573       200,840
                                              -----------   -----------
                                               1,211,322       764,224
                                              -----------   -----------

TOTAL LIABILITIES                              7,903,277     5,077,274
                                              -----------   -----------

      Non-controlling Interest                      --          93,431

SHAREHOLDERS' EQUITY

      Share Capital                       14   1,085,533     1,081,840
      Reserves                            15   4,380,377     4,155,703
      Accumulated deficit                     (6,592,635)   (4,547,322)
                                              -----------   -----------
                                              (1,126,725)      690,221
                                              -----------   -----------

                                               6,776,552     5,860,926

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Approved on behalf of the Board

/s/ N. R. Bird                                    /s/ A. C. Walton
--------------------------                        ---------------------------
     N.R. BIRD                                         A.C. WALTON

Consolidated Statements of Income and Accumulated Deficit
(Expressed in Australian Dollars)

                                  NOTE    30 JUNE           30 JUNE
                                            2000              1999
------------------------------------------------------------------------
SALES                                  $ 17,435,304      $ 14,162,525
LESS:
COST OF GOODS SOLD
      Opening inventory                 1,162,459           1,350,219
      Purchases                         8,925,679           6,286,140
                                     ---------------   ---------------
                                       10,088,138           7,636,359
      Closing inventory                  (498,252)         (1,162,459)
                                     ---------------   ---------------
                                        9,589,886           6,473,900

      Network costs                       410,515             997,001
                                     ---------------   ---------------
                                       10,000,401           7,470,901


GROSS PROFIT                            7,434,903           6,691,624


EXPENSES                                8,967,194           9,304,643
                                     ---------------   ---------------
LOSS FROM OPERATIONS               16  (1,532,291)         (2,613,019)

Other income/(expense)
   Gain on sale of interest in
   subsidiary                      2      713,254           1,111,428
      Reorganisation costs         3   (1,298,906)               --
      Interest paid
            - leases                       (5,590)               --
            - loans - short term         (176,434)            (97,338)
      Interest received                    28,806              23,326
                                     ---------------   ---------------

LOSS FOR THE YEAR BEFORE TAX           (2,271,161)         (1,575,603)

Income tax expense                 17        --                  --
                                     ---------------   ---------------

NET LOSS AFTER TAX BEFORE NON          (2,271,161)         (1,575,603)
   CONTROLLING INTERESTS

Non controlling  interests in net         225,848             201,007
loss
                                     ---------------   ---------------

NET LOSS                               (2,045,313)         (1,374,596)

Accumulated  deficit at beginning      (4,547,322)         (3,172,726)
of the year
                                     ---------------   ---------------
ACCUMULATED DEFICIT AT THE END
OF THE YEAR                            (6,592,635)         (4,547,322)
                                     ---------------   ---------------

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Consolidated Statements of Changes in Cash Flow
(Expressed in Australian Dollars)

                                              30 JUNE         30 JUNE
                                               2000             1999
-------------------------------------------------------------------------
                                                 $               $
CASH (USED) BY:

OPERATING ACTIVITIES
Operations
      Net loss for the year                (2,045,313)       (1,374,596)
      Items not involving cash:
            Amortisation                      578,471           774,887
     Non controlling  interests in net loss  (225,848)         (201,007)
     Write down of fixed assets               641,865              --
     Gain on sale of interest in subsidiary  (713,254)       (1,111,428)
                                         --------------     -------------
                                           (1,764,079)       (1,912,144)

      Increase/(decrease) from changes in:
            Accounts receivable               263,916           654,965
            Inventory                         664,207           187,760
            Accounts payable and
              deferred revenue              2,408,762        (2,092,413)

      Employee entitlement payable             32,733            22,271
            Income taxes                         (169)              (21)
                                         --------------     -------------
                                            3,369,449        (1,227,438)

INVESTING ACTIVITIES
      Investments in:
            - Capital assets                 (212,417)         (550,317)
                                         --------------     -------------
                                             (212,417)         (550,317)
FINANCING ACTIVITIES
      Loan raised                             432,479           530,213
      Loans repaid                               --                   -
      Lease liabilities (repaid)/raised       (47,802)           48,948
      Proceeds on issue of convertible debt      --           1,233,003
      Proceeds on sale of shares of
        subsidiary                          1,074,038         1,098,331
                                         --------------     -------------
                                            1,458,715         2,910,495

INCREASE IN CASH                            2,851,668          (779,404)
Cash at beginning of year                     325,758         1,105,162
                                         --------------     -------------
CASH AT END OF YEAR                         3,177,426           325,758

Supplementary Information
    Interest received                          28,806            23,326
    Interest paid                             182,024            97,338
    Income taxes paid                            --                --

-------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   ORGANISATION

     Trade Wind Communications Limited ("the Company") was incorporated in Bermuda on 30 October 1996. The Company was an inactive holding company prior to the completion of the acquisition of Trade Wind Group Pty Ltd (the Group), as described in Note 2. The Company's principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services.

     Trade Wind Group was incorporated in Australia on 6 September 1988. Its principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services. The majority of sales to date have concentrated in Australia and South East Asia, however with the expansion of communication services to Europe and North America, the Group is developing a global profile.

     These financial statements are stated in Australian dollars and have been prepared in accordance with generally accepted accounting principles in Canada.

     These financial statements present comparative figures for the Group for the years ended 30 June 2000 and 30 June 1999.

b.   PRINCIPLES OF CONSOLIDATION

     The consolidated accounts comprise the accounts of Trade Wind Communications Limited and all of its controlled entities. A controlled entity is any entity controlled by Trade Wind Communications Limited. Control exists where Trade Wind Communications Limited, and previously, Trade Wind Group Pty Ltd has the capacity to dominate the decision making in relation to the financial and operating policies of another entity so that the other entity operates with Trade Wind Communications Limited to achieve the objectives of Trade Wind Group Communications Limited.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realisation of assets and the satisfaction of liabilities and commitments in the normal course of business.

     The company has incurred cumulative losses to date of $6,592,365 which includes a net loss for the current period of $2,045,313. The continuation of the company is dependent upon the continuing availability of operating and long term financing and achieving a profitable level of operations.

d.   GOODWILL

     Goodwill is recorded initially at the amount by which the purchase price for a business or for ownership interest in a controlled entity exceeds the fair value attributed to its net tangible assets at date of acquisition. Goodwill is amortised on a straight-line basis over a period of 10 years. The balances are reviewed annually and any balance representing future benefits, the realisation of which is considered to be no longer probable, is written off.

e.   INVENTORIES

     Inventories are measured at the lower of cost and net realisable value. Costs are assigned on a first-in first-out basis and include direct materials, direct labour and an appropriate proportion of variable and fixed overhead expenses.

f.   INCOME TAX

     Income tax expense is recorded using the deferral method for accounting for income taxes. Deferred taxes arise as a result of income and expenses being recorded in different periods for accounting and tax purposes.

Notes to the Financial Statements
--------------------------------------------------------------------------------

g.   CAPITAL ASSETS

     Capital assets are recorded at cost. Amortisation is provided on owned plant and equipment at rates between 4% and 36% using either the straight line or diminishing balance method. Leased assets are amortised over the term of the lease. Trademarks and customer lists are amortised on a straight-line basis over 5 years.

h.   RESEARCH AND DEVELOPMENT

     Research and Development expenditures are expensed as incurred unless recoverability of these costs is assured beyond reasonable doubt, in which case development expenditure is deferred and amortised on a straight line basis over the period in which the related benefits are expected to be realised. No development costs have been deferred in these accounts.

i.   EMPLOYEE BENEFITS

     Provision is made in respect of the Group's liability for annual leave and long service leave at the balance sheet date. Long service leave is accrued in respect of all employees.

     Contributions are made by the group to an employee superannuation fund and are charged as expenses when incurred. The economic entity has no other legal obligation to provide benefits to employees on retirement.

j.   REVENUE RECOGNITION

     Sales revenue on contracts is recognised on a percentage of completion basis but finalisation, at which point all associated costs are billed, is subject to acceptance of the operational capability and confirmation of installation by the customer. Until such time, accumulated costs (after progress billings) are held in Work in progress (refer Note 6).

k.   FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Foreign currency transactions during the period are converted to Australian currency at the rates of exchange applicable at the dates of transactions. Amounts receivable and payable in foreign currencies at balance date are converted at the rates of exchange ruling at that date.

     The gains and losses from conversion of short-term assets and liabilities, whether realised or unrealised, are included in operating profit before income tax as they arise.

     The Australian and Canadian dollar exchange rates at the balance sheet date and the average exchange rates for each period under review were as follows ($1 Australian =):

                    30 June 2000                        0.887

                    1 July 1999 - 30 June 2000   0.926

                    30 June 1999                        0.965

                    1 July 1998 - 30 June 1999   0.921

l.   FINANCIAL INSTRUMENTS

     The Company's and the Group's financial instruments consist of cash, receivables, accounts payable, loans payable, lease obligations and employee entitlements payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

Notes to the Financial Statements
--------------------------------------------------------------------------------

m.   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values include plant and equipment and all other non-current assets.

n.   CASH FLOW STATEMENT

     Effective, June 30, 2000, the company adopted the new recommendations of the Canadian Institute of Chartered Accountants for Cash Flow Statements. As a result, the comparative amounts on the cash flow statement have been reclassified to conform to the current year's presentation.

o.   STOCK BASED COMPENSATION

     No compensation expense is recognized for stock options or warrants granted to employees, directors and consultants. Any consideration received on the exercise of stock options and warrants or the purchase of stock is credited to share capital.

NOTE 2:   ACQUISITION OF GROUP

     A. On 18 December 1996, Trade Wind Communications Limited entered into an agreement with the shareholders of Trade Wind Group Pty Ltd whereby it acquired all of the outstanding shares of the Group in exchange for 7,488,800 ordinary shares of the Company, the transaction has been accounted for as a Reverse Takeover. The Group is in the same business as the Company. The financial position of Trade Wind Communications Limited as at 18 December 1996 is summarised as follows:

---------------------------------------------------------------------------
                                                 30 JUNE         30 JUNE
                                                   2000            1999
                                                    $               $

      Tangible Assets                                              315,000
      Liabilities                                                     --
                                                                   315,000

     B. On June 16, 1998, Trade Wind Communications Limited entered into an agreement with Atlantic International Capital Holdings Ltd. ("AICH") to present Trade Wind Communications Limited with a US public shell company or target for the possibility of merger allowing Trade Wind Communications the opportunity to enter the US market and have an avenue to US capital funds. On February 5, 1999, Trade Wind Communications Limited entered into a business combination agreement with Flexemessaging.com, Inc. and AICH to allow Trade Wind Communications to sell all of its business assets consisting of the stock of Trade Wind Group Pty Ltd to in exchange for 8.8 million shares of its common stock and to have AICH raise capital and of US$3,660,000 through private placements of Flexemmesaging.com, Inc. common stock. This transaction was completed on or about 26 March 1999, and has been accounted for as a reverse take-over.

     Flexemessaging.com, Inc. is incorporated under the laws of Idaho. Its shares were traded on the Over the Counter Bulletin Board market until April 2000 and are now traded in the pink sheets. These shares are not registered with the US Securities and Exchange Commission or the securities commission of any state.

Notes to the Financial Statements
--------------------------------------------------------------------------------

     In summary, Flexemessaging.com Inc acquired the operating assets of TWC in exchange for 8,800,000 shares of Flexemessaging.com Inc's common stock. The financial position of Siler Ventures Inc. as at 26 March 1999 is summarised as follows:

---------------------------------------------------------------------------
                                                 30 JUNE         30 JUNE
                                                   2000            1999
                                                    $               $

      Tangible Assets                                               --
      Liabilities                                                   --
                                                                    --

ISSUE AND SALE OF SHARES TO MINORITY INTERESTS

     During the year a profit of $713,254 was derived from the sale of 100,000 shares of Flexemessaging.com, Inc. and from the cancellation of 93,410 shares previously issued for no compensation to AICH based on services that were to be rendered by AICH in the future which were not rendered. As a result, these shares have been shown as fully paid shares in Flexemessaging.com, Inc.

NOTE 3:   REORGANISATION COSTS

     Management has undertaken a plan of reorganisation in order to align the FlexiFax Division with the future strategic direction.

     In connection with this plan the Company signed an exclusive agreement on December 2, 1999, with Premiere Information Systems Pty Ltd ("Premiere"), a subsidiary of Premiere Technologies Inc., a communications company based in Atlanta, Georgia whereby the Company has outsourced the delivery of its fax traffic to the Premiere network. This agreement provides for Premiere to transmit all fax broadcast traffic for the Company for a period of 12 to 24 months subject to certain service and pricing criteria. The customer bases in the UK, Canada, the USA, Switzerland and Singapore (representing the discontinued and/or outsourced service) will now be serviced by Premiere with the Company receiving a commission on revenues generated over the next 24 months following the execution of the agreement.

     FlexiFax will still provide enhanced fax and email broadcast services to their existing customers, namely Australia and New Zealand, which comprise 92% of the segment's revenue. The Company is still billing the remaining customers that have not been affected and the manner in which they transact with the Company is unaltered.

     As a result, with effect from December 1, 1999 all expenses in respect of network operations (leased network backbone circuit expenses, facilities management, software and hardware expenses and maintenance, network staff resources) will not be continued.

     In addition to this, on December 16, 1999 Trade Centre Systems Holdings Pte Ltd ("TCSH"), an indirectly wholly owned subsidiary of the Company, operating in Singapore entered into an agreement with Jebsen and Jessen Communications Pte Ltd ("J&J"). Under the agreement TCSH has transferred its Voice & Data business to J&J in return for revenue based commissions on sales and maintenance through to October 31, 2000. J&J have agreed to offer employment to certain of the employees of TCSH. TCSH has agreed to provide J&J with certain stock and spare parts in order to perform the maintenance function as well as providing client site configuration details. This agreement relates to the transfer/disposal of a geographical portion of a segment and does not constitute a discontinued operation. This transfer will not have a material impact on the performance of the Company as the anticipated commission revenue stream represents less than 5% of the Company's total revenues.

     In July 1999, the Company ceased activities in relation to sales and distribution of Dictaphone dictation products. This decision was taken, as this activity was not aligned to the core competence of the Voice and Data Division of the Company, which is voice and data systems integration. The Company still continues to sell and support Dictaphone logging and call recording systems. This will not have a material impact on the overall performance of the Company as the earnings contribution from this activity was negligible.

Notes to the Financial Statements
--------------------------------------------------------------------------------

     Reorganisation costs have been charged to the Consolidated Statement of Income and Accumulated Deficit as follows:

Fax delivery network closure                       $ 1,037,476
Cessation of sales and distribution of
dictation equipment                                    261,430
                                                 ------------------
                                                     1,298,906
                                                 ------------------

---------------------------------------------------------------------------
NOTE 4:   CASH

Notes on the Financial Statements
(Expressed in Australian Dollars)
                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Cash at bank and on deposit                     3,174,426         314,151
Cash on hand                                        3,000          11,607
                                               -----------     -----------
                                                3,177,426         325,758
                                               -----------     -----------

NOTE 5:   RECEIVABLES

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Trade debtors                                   2,222,334       2,412,386
Other debtors                                     300,712         374,576
                                               -----------     -----------
                                                2,523,046       2,786,962
                                               -----------     -----------

In September 1997, the company arranged a working capital-based facility with Scottish Pacific Business Finance Limited in respect of the Australian domiciled customers of Flexemessaging Global Services. This has been collateralized by a charge over the assets of Trade Wind Marketing Pty Ltd as well as guarantees by Trade Wind Group Pty Ltd and its subsidiaries.

NOTE 6:   INVENTORY

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Finished goods                                   335,380         466,673
Work in progress                                 162,872         695,786
                                               -----------     -----------
                                                 498,252        1,162,459
                                               -----------     -----------

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 7:   CAPITAL ASSETS

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
(a)   Owned
      Plant and Equipment - at cost             2,036,232       4,057,438
      Less accumulated amortisation            (1,537,132)     (2,594,809)
                                              ------------     -----------
                                                  499,100       1,462,629
                                              ------------     -----------
(b)   Leased
      Leased Plant and Equipment -
      Capitalised lease assets                    335,020         335,020
      Less accumulated amortisation              (279,883)       (257,814)
                                              ------------     -----------
                                                   55,137          77,206
                                              ------------     -----------
Total
Cost                                            2,371,252       4,392,458
Less accumulated amortisation                  (1,817,015)     (2,852,623)
                                              ------------     -----------
Cost less accumulated amortisation                554,237       1,539,835
                                              ============     ===========

NOTE 8:   GOODWILL

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Goodwill                                         173,268         173,268
Less accumulated amortisation                   (173,268)       (158,750)
                                              ------------     -----------
                                                    --            14,518
                                              ============     ===========

NOTE 9:   OTHER NON CURRENT ASSETS

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Trademarks, customer lists                        40,232          40,232
Less accumulated amortisation                    (16,641)         (8,838)
                                              ------------     -----------
                                                  23,591          31,394
                                              ============     ===========

NOTE 10:  ACCOUNTS PAYABLE

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Bank overdraft                                        --            44,279
Trade creditors - general                        3,515,634       2,347,767
Sundry creditors and accruals                    1,092,194         889,812
Employee entitlements                              293,949         304,809
                                              ------------     -----------
                                                 4,901,777       3,586,667
                                              ============     ===========

NOTE 11:  DEFERRED REVENUE

     Deferred revenue comprises customer deposits and unearned maintenance revenue. Customer deposits represent revenue received in advance of completion of the project. The revenue is recognised on a percentage of completion basis, however finalisation is subject to acceptance of the operating capability and confirmation of installation by the customer.

Notes to the Financial Statements
--------------------------------------------------------------------------------

     Unearned maintenance revenue represents revenue received in advance of the period covered by the maintenance agreement. The revenue is recognised evenly over the period covered by the maintenance agreement.

NOTE 12:  LEASE LIABILITIES

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
(a)   Finance Leasing Commitments

      Payable
      - not later than one year                     18,200          47,969
      - later than one year but not later than
        2 years                                     15,129          18,200
      - later than 2 years but not later than
        3 years                                       --            15,129
                                                -----------     -----------
      Minimum lease payments                        33,329          81,298

      Less future finance charges                      158             325
                                                -----------     -----------
      Total lease liability                         33,171          80,973
                                                ===========     ===========

      Current portion                               18,114          47,802
      Non-current portion                           15,057          33,171
                                                -----------     -----------
                                                    33,171          80,973
                                                ===========     ===========

      Finance lease liabilities are
        collateralised by the underlying
        lease assets.

(b)   Operating Lease Commitments

      Non-cancellable operating leases
        contracted for but not
        capitalised in the accounts

      Payable
      - not later than one year                    675,835         537,089
      - later than one year but not later than
        2 years                                     17,981         679,105
      - later than 2 years but not later than
        3 years                                       --            17,981
                                                   693,816       1,234,175

NOTE 13:  LOAN PAYABLE

     This represents loans granted by Perpetual Trustees Victoria Limited. These loans are collateralized over the personal property of Nicholas Rowland Bird and Arthur Christopher Walton. The loans are repayable by 15 October 2020 or earlier at the option of the company. Interest is set at the Australian Bank Bill Rate and varies according to fluctuations thereon. The indicative annual interest rate at 30 June 2000 was 8.40%.

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 14:  SHARE CAPITAL

                                30 JUNE    30 JUNE  30 JUNE       30 JUNE
                                 2000       1999      2000          1999
                               NUMBER OF  NUMBER OF
                                SHARES     SHARES
-----------------------------------------------------------------------------
                                                       $             $
(Expressed in Australian
Dollars
except for the number of
shares)

Authorised:

5,000,000,000 Common shares
with a par value of US$0.01

Issued:

Balance, beginning of year     15,442,951 13,856,487 1,081,840      1,057,766

Shares issued under private       600,000   150,000     3,693            --
placement

Conversion of convertible           --    1,586,464      --           24,074
notes

                              --------------------------------   -------------
Balance, end of year           16,042,951 15,442,951 1,085,533      1,081,840
                              ================================   =============

On March 20, 2000, A$504,496 was received in exchange for the issuance of 600,000 common shares at a price of C$0.75 per share.

     POOLED SECURITIES

     POOLED SHARES

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 2,750,000 (1999:
3,850,000) common shares to be held in a pool and to be released on the following basis:

1.   28,57% to be released May 12, 2001
2.   the remaining 71,43% to be released May 12, 2002

NOTE 15:  RESERVES

                                                    30 JUNE        30 JUNE
                                                      2000           1999
-----------------------------------------------------------------------------
                                                       $              $

SHARE PREMIUM ACCOUNT

Balance, beginning of year                          4,155,703      3,254,309
600,000 shares issued  at CAN$0.75                    500,803           --
Conversion of convertible notes                         --         1,208,929
Less: Corporate restructuring costs                  (276,129)      (307,535)
                                                    ---------     -----------
Balance end of year                                 4,380,377      4,155,703
                                                    ---------     -----------

Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 16:  LOSS FROM OPERATIONS

Loss from operations before income tax has been determined after charging

(Expressed in Australian Dollars)

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Amortisation
      - owned assets                             534,406         741,303
      - leased assets                             22,069          10,013
      - goodwill                                  14,158          17,328
      - trademarks, customer lists                 7,838           6,243
Bad debts                                           --            95,339

NOTE 17:  INCOME TAX EXPENSE

Estimated tax losses available to the group to be carried forward to future years amount to $11,676,353 (1999: $9,842,381). These losses are not subject to an expiry date, however, the benefits of these losses will only be obtained if:

     (a) the group derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction for the loss to be realised;

     (b) the group continues to comply with the conditions for deductibility imposed by law; and

     (c) no changes in tax legislation adversely affect the group in realising the benefit from the deduction for the loss.

NOTE 18:  DIRECTORS' EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements requiring minimum annual payments of $240,000. The initial term of the employment agreements will be for three years and will continue in force thereafter until terminated by either party on three months' notice. The employment agreements may be terminated by either party after the expiration of one year provided six months' written notice is given. The Company may terminate the employment agreements at any time upon the occurrence of certain stated events. If the Company wishes to terminate the employment agreements without giving the required notice, the Company is required to pay the affected Executive Officer an amount equal to his aggregate annual compensation for either the succeeding or the preceding 12 month period, whichever is greater.

NOTE 19:  OPTIONS AND OTHER RIGHTS TO PURCHASE SECURITIES

Stock Options

     The Company has granted 1,461,121 (1999: 1,355,321) options to purchase common shares exercisable at CAN$1.25 expiring on August 12, 2002, May 20, 2003 and September 1, 2003 and at CAN$0.625 expiring on February 22, 2005 and April 6, 2005.

NOTE 20:  SEGMENTED FINANCIAL INFORMATION

     The Company operates two business divisions, Voice and Data Systems and Flexemessaging Global Services. Voice and Data Systems is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. Flexemessaging Global Services operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information as on a materiality basis as international revenue presently represents less than

Notes to the Financial Statements
--------------------------------------------------------------------------------

10% of the Company's total revenue and all other income has been generated from Australia. Segmented financial information for these two divisions follows:

FOR THE YEAR ENDING 30 JUNE 2000

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

Revenue from external
customers                   11,651,855     5,638,074         --      17,289,929

Amortisation                   135,636       342,006      100,829       578,471
                           -----------------------------------------------------
Segment operating
profit/(loss)                  283,716      (809,141)  (1,006,866)   (1,532,291)

Interest expense               (44,219)      (68,591)     (69,214)     (182,024)
Interest revenue                 7,335         4,432       17,039        28,806
Reorganisation costs        (1,037,476)     (261,430)  (1,298,906)
Abnormal items                    --            --        713,254       713,254
                           -----------------------------------------------------
Net profit/(loss) before tax   246,832    (1,910,776)    (607,217)   (2,271,161)

Taxation                          --            --           --            --
                           -----------------------------------------------------
Net profit/(loss) after tax    246,832    (1,910,776)    (607,217)   (2,271,161)
                           -----------------------------------------------------

Capital Asset additions         46,985       133,576       31,856       212,417
Identifiable assets          2,167,507     1,200,423    3,408,622     6,776,552

FOR YEAR ENDING 30 JUNE 1999

Revenue from external
customers                    8,667,060     5,495,465         --      14,162,525

Amortisation                   201,131       485,308       88,448       774,887
                           -----------------------------------------------------

Segment operating
profit/(loss)                  162,495    (2,186,531)    (588,983)   (2,613,019)

Interest expense                   (57)      (63,401)     (33,880)      (97,338)
Interest revenue                17,471         2,820        3,035        23,326
                                                        1,111,428     1,111,428
                           -----------------------------------------------------
Net profit/(loss) before tax   179,909    (2,247,112)     491,600    (1,575,603)

Taxation                          --            --           --            --
                           -----------------------------------------------------
Net profit/(loss) after tax    179,909    (2,247,112)     491,600    (1,575,603)
                           -----------------------------------------------------

                           -----------------------------------------------------
Capital Asset additions        159,260       391,057          --        550,317
Identifiable assets          3,681,002     1,784,774      395,150     5,860,926

NOTE 21:  RECONCILIATION OF CERTAIN DIFFERENCES BETWEEN US AND CANADIAN GAAP

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which, in the case of the Company, conform in all material respects with those of the United States ("US GAAP") and with the requirements of the Securities and Exchange Commission ("SEC"), except as follows:

a) Under Canadian GAAP, revenue from product sales and related installation is recognizable on delivery and installation of the project. Under US GAAP, revenue is recognizable from product sales and related installation only upon

Notes to the Financial Statements
--------------------------------------------------------------------------------

customer acceptance after completion of the installation. The effect of the above would be to reduce the net loss for the years ended June 30, 2000 and June 30, 1999 by $53,846 and $125,189 respectively.

b) Under Canadian GAAP, no accounting recognition is given if convertible debt is issued at a discount to the market price at the time of the issue. Under US GAAP, to the extent that the convertible debt has been issued with beneficial conversion terms, than the debt discount which equates to the amount that the market price exceeds the conversion price must be charged as an interest expense to the Statement of Operations. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $379,936.

c) Under Canadian GAAP, when there is sale of shares in a subsidiary, to the extent that the price per share exceeds the underlying net asset value per share, this difference is recorded as a profit on sale of shares in the Statement of Operations. Under US GAAP, this difference is not reflected as a profit in the Statement of Operations, but as an increase to additional paid in capital. The effect on the above would be increase the net loss for the year ended June 30, 2000 and 1999 by $713,254 and $1,111,428 respectively.

d) Under Canadian GAAP, no expense is recorded on granting of performance shares. Under US GAAP, Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation", requires the Company to record the expense using the fair value based method describe therein. For the year ended June 30, 1999, SVI issued 600,000 performance shares to AICH for no consideration. The value assigned to these shares is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $2,380,952, which is represented by the issuance of 600,000 shares at US$2.50 per share.

e) Under Canadian GAAP, cost related to corporate restructuring can be charged directly to equity. Under US GAAP, this is not permissible and such expenditure would be required to be charged to operating expense in the consolidated statement of loss and comprehensive loss. The effect of the above would be to increase the net loss for the years ended June 30, 2000 and June 30, 1999 by $276,129 and $307,535 respectively.

f) The impact of the above-noted differences on the Statement of Operations is as follows:

-------------------------------------------------------------------------------
                                                JUNE 30, 2000    JUNE 30, 1999
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net loss per Canadian GAAP                         (2,045,313)      (1,374,596)
-------------------------------------------------------------------------------
Adjustment of revenue recognition policy (a)           53,846          125,189
-------------------------------------------------------------------------------
Adjustment on issue of convertible debt (b)                 -         (379,936)
-------------------------------------------------------------------------------
Gain on sale of interest in subsidiary (c)           (713,254)      (1,111,428)
-------------------------------------------------------------------------------
Stock based compensation (d)                                -       (2,380,952)
-------------------------------------------------------------------------------
Costs charged directly to equity (e)                 (276,129)        (307,535)
-------------------------------------------------------------------------------
Net loss per U.S. GAAP                             (2,980,850)      (5,429,258)
-------------------------------------------------------------------------------
Loss per share in accordance with US GAAP               (0.19)           (0.39)
-------------------------------------------------------------------------------

The impact of the above-noted differences on total shareholders' equity is as follows:

-----------------------------------------------------------------------------
                                                JUNE 30, 2000  JUNE 30, 1999
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Shareholders' equity/(deficit) per Canadian GAAP  (1,126,725)        690,221
-----------------------------------------------------------------------------
Adjustment of revenue recognition policy                             (53,845)
-----------------------------------------------------------------------------
Shareholders' equity per U.S. GAAP                (1,126,725)        636,376
-----------------------------------------------------------------------------

g)   In June 1998, the Financial Accounting Standards Board issued SFAS No.
133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its

Notes to the Financial Statements
--------------------------------------------------------------------------------

current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

h)   On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB
101 "), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

i) The Company applies Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock options issued to employees. Under APB No. 25, when the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. The stock options issued to consultants are accounted for under the provisions of SFAS 123, "Accounting for Stock Based Compensation".

SCHEDULE B     SUPPLEMENTARY INFORMATION
----------     -------------------------

               (d)  Securities issued during the period

     On March 20, 2000, A$504,496 was received in exchange for the issuance of 600,000 common shares at a price of C$0.75 per share.

               (e)  Authorised Capital at June 30, 2000

5,000,000,000 Common shares with a par value of US$0.01

               (f)  Issued Capital at June 30, 2000

16,042,951 Common shares with a par value of US$0.01

               (g)  Summary of Options at June 30, 2000

     A total of 1,461,121 incentive stock options were outstanding at June 30, 2000 exercisable at prices of C$1.25 and C$0.625 per share. These options expire on the dates that are the earlier of those as set out below and the 30th day following the day on which the optionee ceases to be a director, senior officer or employee of the Company or its related corporations.

  NO OF OPTIONS      DATE OF ISSUE      EXERCISE PRICE      DATE OF EXPIRY
  -------------   -------------------   --------------      --------------
  1,007,821           August 12, 1997        C$1.25          August 12, 2002
     96,500           May 20, 1998           C$1.25          May 20, 2003
     36,000           September 1,           C$1.25          September 1,
                      1998                                   2003
    184,800           February 22,           C$0.625         February 22,
                      2000                                   2005
    136,000           April 6, 2000          C$0.625         April 6, 2005

                                     ANNEX A
                               EXCHANGE AGREEMENT
                                PLAN OF EXCHANGE
                                       OF
                            FLEXEMESSAGING.COM, INC.
                             (AN IDAHO CORPORATION)
                                      WITH
                         TRADE WIND COMMUNICATIONS LTD.
                             (A BERMUDA CORPORATION)

          PLAN OF EXCHANGE, dated September 11, 2001, adopted by
Flexemessaging.com, Inc., an Idaho corporation, by resolution of its Board of Directors on September 1, 2000 ("Flexemessaging"), and adopted by Trade Wind Communications Ltd., a Bermuda corporation, by resolution of its Board of Directors on October 5, 2000 ("TWC").

                                W I T N E S S E T H:
                                --------------------

          WHEREAS, the Board of Directors of Flexemessaging and the Board of Directors of TWC, respectively, have duly approved this Plan and deem it advisable and generally to the advantage and welfare of the two corporate parties and their respective shareholders that the Flexemessaging shareholders exchange their shares of common stock of Flexemessaging for 1.754880714 shares of common stock of TWC; and

          WHEREAS, upon consummation of such exchange, TWC would then merge Flexemessaging, its then wholly owned subsidiary, with and into a newly formed Bermuda company; and

          WHEREAS, the laws of the States of Idaho and Bermuda permit the exchange and/or business combination of Flexemessaging with TWC.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties exchange as hereinafter set forth:

                              ARTICLE I. EXCHANGE

          1.1  EXCHANGE. Flexemessaging and TWC shall, pursuant to the
               --------
provisions of the Idaho Business Corporation Act and the provisions of the Companies Act of Bermuda, shall cause the exchange of the outstanding shares of Flexemessaging common stock for shares of TWC common stock.

                        ARTICLE II. TERMS AND CONDITIONS

     The terms and conditions of the Exchange, and the mode of carrying it into effect, are as set forth herein and in the Arrangement Agreement attached hereto as Exhibit A and made a part hereof (together, the "Plan").

          2.1  EFFECTIVE DATE. This Plan of Exchange and the Exchange shall
               --------------
become effective when this Plan and the Arrangement Agreement have been adopted by each of the shareholders of Flexemessaging and TWC and the Supreme Court of Bermuda has issued a final order approving the exchange and the order has been filed with the Registrar of Companies in Bermuda with Articles of Exchange filed with the Secretary of the State in Idaho, together with this Plan (the "Effective Date").

          2.2  SHAREHOLDER APPROVAL. Flexemessaging shall hold a Special
               --------------------
Shareholders Meeting to approve this exchange in accordance with the applicable provisions of the Idaho Business Corporation Act and TWC shall hold an Extraordinary General Meeting of its shareholders for the purpose of approving this exchange (known as an "Arrangement" and/or "Scheme" under applicable local law) in accordance with Section 99 of the Companies Act of Bermuda. There shall be required for adoption by the shareholders of Flexemessaging the affirmative vote of the holders of a majority of all the outstanding shares of common stock of Flexemessaging in person or by proxy at its meeting and for adoption by the shareholders of TWC the affirmative vote of a majority in number representing 75% in value of those attending the meeting voting in person or by proxy.

          2.3  COURT APPROVAL. TWC shall apply to the Supreme Court of
               --------------
Bermuda for an interim order providing for the calling and holding of the Extraordinary General Meeting and upon approval and issuance of such interim order, TWC shall hold the meeting in accordance with the provisions of Section 99 of the Companies Act of Bermuda. Upon successful vote by its shareholders approving this exchange, TWC shall apply to the Supreme Court of a final order approving the fairness of the terms and conditions of the exchange and that the transaction is fair to the shareholders.

          2.4  FILINGS. Upon approval by the shareholders of both
               -------
Flexemessaging and TWC and the rendering of the Final Order by the Supreme Court of Bermuda, TWC shall file a certified copy of the final order for acceptance by the Registrar of Companies in Bermuda and Flexemessaging shall cause to be filed Articles of Exchange, together with this Plan, with the Secretary of State of the State of Idaho.

          2.5  EXPENSES OF MERGER. If the Exchange herein becomes effective,
               ------------------
TWC shall pay all expenses properly attributable to Flexemessaging in carrying the Exchange into effect, including amounts, if any, to which holders of Flexemessaging's stock that demand payment of the value of their shares pursuant to their dissenters' rights may be entitled under the Business Corporation Act of the State of Idaho.

          2.6  RIGHTS AND LIABILITIES OF TWC. At and after the Effective
               -----------------------------
Date of the Exchange, TWC shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the parties hereto; all debts due to Flexemessaging or whatever account shall be vested in TWC; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of TWC as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in Flexemessaging shall not revert or be in any way impaired by reason of the Exchange, but shall be vested in TWC; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date of the Exchange; all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to TWC and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and TWC shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Exchange.

          2.7  FURTHER ASSURANCE OF TITLE. If at any time TWC shall consider
               --------------------------
or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to TWC any right, title, or interest of Flexemessaging held immediately prior to the Effective Date, Flexemessaging and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title, or interest in TWC as shall be necessary to carry out the purposes of this Plan, and TWC and the proper officers and directors thereof are fully authorized to take any and all such actions in the name of Flexemessaging or otherwise.

          2.8  BOARD OF DIRECTORS OF FLEXEMESSAGING. The members of the
               ------------------------------------
Board of Directors of Flexemessaging on and immediately after the Effective Date of the Exchange shall be such persons who were the members of the Board of Directors of Flexemessaging on and immediately prior to the Effective Date of the Exchange, and such persons shall serve as directors for the terms provided by law or in the By-Laws, or until their successors are elected and qualified.

          2.9  CONTINUATION OF BUSINESS. After the Effective Date, TWC
               ------------------------
intends to operate Flexemessaging as a going concern substantially in accordance with Flexemessaging's present plan of operation except that the operations will be conducted under Bermudan law upon redomicle of Flexemessaging effected by a merger of Flexemessaging into a new formed Bermudan subsidiary of TWC.

                         ARTICLE III. PLAN OF EXCHANGE

     The manner and basis of converting the outstanding stock and obligations of Flexemessaging into stock and obligations of TWC shall be as follows:

          3.1  CANCELLATION OF NEW YORK COMPANY STOCK. At and from the
               --------------------------------------
Effective Date of the Exchange, each issued and outstanding share of Flexemessaging's common stock and all rights in respect thereof shall be canceled and restored to the status of authorized but unissued shares of TWC common stock.

          3.2  CONVERSION. At and from the Effective Date all of the
               ----------
outstanding shares of Flexemessaging's common stock and all rights in respect thereof shall be converted into and become shares of TWC common stock on the basis of 1.754880714 shares of TWC stock (rounded down to the nearest whole number) being exchanged for each outstanding share of Flexemessaging common stock.

          3.3  CERTIFICATES. Each certificate nominally representing shares
               ------------
of Flexemessaging's common stock (including those owned by Flexemessaging, and held in its treasury) shall be surrendered for transfer, and, TWC will cause to be issued certificates representing TWC common stock and TWC will cause to be issued therefor certificates for shares of TWC common stock in exchange for shares of Flexemessaging common stock in the name and in the number of shares as directed by the shareholder.

          3.4  STATUS OF SHARES. All shares of Common Stock of TWC into
               ----------------
which shares of Common Stock of Flexemessaging are converted as provided above are fully paid and non-assessable.

          3.5  ADJUSTMENTS. If between the date hereof and the Effective
               -----------
Date there is a stock split, stock dividend, recapitalization or similar event in respect to the outstanding capital stock of either Flexemessaging or TWC, an appropriate and equitable adjustment shall be made in the number of shares to be delivered hereunder.

                             ARTICLE IV. PRIOR ACTS

          4.1 All corporate acts, plans, policies, approvals or authorizations of Flexemessaging, its shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans policies, approvals and authorizations of TWC shall be effective and binding thereon as the same were with respect to Flexemessaging.

                            ARTICLE V. CO-OPERATION

          5.1  Consents and Approvals. Subject to the terms and conditions
               ----------------------
provided herein, each of the companies hereto shall use reasonable commercial efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Plan and the consummation of the transactions contemplated hereby, in addition to the approval by each of their respective shareholders. As soon as practicable after the date hereof, each of the companies hereto shall make all filings, applications, statements and reports to all governmental authorities and other persons which are required to be made prior to the Effective Date pursuant to any applicable law or contract in connection with this Plan and the transactions contemplated hereby.

          5.2  Period Reports. After the Effective Date, TWC shall continue
               --------------
to make all necessary and applicable filings with the SEC as the successor issuer to Flexemessaging.

          5.3  Listing, Registration. Each of the companies shall use its
               ---------------------
commercially reasonable efforts to cause TWC to maintain the listing of Flexemessaging in the pink sheets or on the over-the-counter bulletin board, if applicable. In the event an exemption from registration under the Securities Act of 1933, as amended, is not available for this exchange, the companies shall use their commercially reasonable efforts to cause a registration statement registering the share subject to this exchange to be filed and declared effective.

          5.4  Further Acts. In the event the exchange is approved by the
               ------------
shareholders of Flexemessaging and TWC and the Supreme Court of Bermuda, the companies will cause to be executed and filed and/or recorded any document prescribed by the laws of the State of Idaho and Bermuda, and cause to be performed all necessary acts therein and elsewhere to carryout or put into effect any provision of this Plan or the Exchange.

                            ARTICLE VI. TERMINATION

          6.1  TERMINATION. This Plan may be terminated and abandoned by
               -----------
action of the Board of Directors of Flexemessaging or the Board of Directors of TWC at any time prior to the Effective Date, whether before or after approval by the shareholders of both companies and the Supreme Court of Bermuda.

                           ARTICLE VII. MISCELLANEOUS

          7.1  SERVICE OF PROCESS ON TWC. TWC agrees that it may be sued in
               -------------------------
the State of Idaho for any prior obligation of Flexemessaging and any obligations incurred after the Effective Date by TWC so long as any liability remains outstanding against Flexemessaging or TWC in the State of Idaho, and the TWC hereby irrevocably appoints the Secretary of State of the State of Idaho as its agent to accept the service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in the Business Corporation Act of the State of Idaho.

          7.2  Indemnification.
               ---------------

               (a) Assuming consummation of the Exchange, commencing as of the Effective Date, TWC shall indemnify, defend and hold harmless each person who is, or has been at any time prior to the date of this Plan or who becomes prior to the Effective Date, an officer, director or employee of Flexemessaging or any of Flexemessaging's subsidiaries (the "Indemnified Parties") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Flexemessaging or any of its subsidiaries ("Indemnified Liabilities"), pertaining to any matter existing or occurring at or prior to the Effective Date and whether asserted or claimed prior to, or at or after, the Effective Date and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Plan or the transactions contemplated hereby, in each case to the full extent a corporation is permitted under the laws of its state of incorporation to indemnify its own directors, officers and employees, as the case may be (and TWC will pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law), except for a claim arising or based upon the gross negligence or willful misconduct of the Indemnified Party.

               (b) In the event that TWC or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provisions shall be made so that the successors and assigns of TWC shall assume the obligations set forth in paragraph (a) above.

          7.3  ENTIRE AGREEMENT. This Plan sets forth the entire
               ----------------
understanding between the companies, fully supersedes any and all prior agreements or understandings between the companies pertaining to the subject matter hereof, and may not be modified orally. This Plan may not be amended, modified or terminated except by a writing executed by the companies hereto.

          7.4  HEADINGS. The headings of the articles and sections of this
               --------
Plan are inserted for convenience of reference only and shall in no way restrict or otherwise affect the construction of the terms and provisions thereof.

          7.5  COUNTERPARTS. This Plan may be executed in counterparts and
               ------------
by facsimile, each of which shall be deemed an original and all of which shall constitute a single binding and enforceable instrument.

          IN WITNESS WHEREOF, each of the companies hereto has caused this Plan of Exchange to be executed by its authorized officer as of the date first above written.

                                        FLEXEMESSAGING.COM, INC.


                                        By: /s/ Frank Favretto
                                          -------------------------------------
                                        Name:  Frank Favretto
                                        Title: Director


                                        TRADE WIND COMMUNICATIONS LTD.


                                        By: /s/ Nick Bird
                                          -------------------------------------
                                        Name:  Nick Bird
                                        Title: Director

                                    Exhibit A

                              ARRANGEMENT AGREEMENT
                              ---------------------

THIS AGREEMENT made the 6th day of September 2000.

AMONG:

          TRADE WIND COMMUNICATIONS LIMITED, a corporation incorporated and existing under the laws of Bermuda (herein called "TW")

      AND:

          FLEXEMESSAGING.COM, INC., a corporation incorporated and existing under the laws of the Idaho (herein called "Flexe")

     RECITALS

     A. The common shares of TW (the "TW Shares") are publicly traded on the CDNX;

     B. The common shares of Flexe (the "Flexe Shares") are quoted in the Pink Sheets;

     C.   Flexe Acquisition is a wholly owned subsidiary of TW;

     D. TW proposes to apply to the Court for an Interim Order authorizing, among other things, the convening of a meeting of its shareholders to approve an Arrangement under Section 99 of the BCA;

     E. The Arrangement will be on the terms and conditions set forth in the Scheme of Arrangement attached hereto as Schedule "A":

     F. TW, as the holder of over three-fourths of the Flexe Shares, intends to vote in favor of the Scheme of Arrangement at the meeting of Flexe Shareholders called to approve the Arrangement in accordance with the IBCA;

     G. The board of directors of each of TW and Flexe has determined that the Arrangement is fair and reasonable to and in the best interests of each of their respective corporations;

     H. The parties have agreed to enter into this Agreement setting out the terms and conditions on which the Arrangement will be carried out;

     I. Upon the Arrangement becoming effective, the shares of Flexe will be exchanged for TW Shares or cancelled in accordance with the provisions of this Agreement and the Scheme of Arrangement;

     J. TW, Flexe Acquisition and Flexe wish to make certain representations, warranties, covenants and agreements in connection with the Arrangement and also set forth various conditions precedent to completion of the Arrangement;

     NOW THEREFORE THIS ARRANGEMENT AGREEMENT WITNESSES THAT, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREINAFTER SET FORTH AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

                                    ARTICLE 1
                                 INTERPRETATION

          1.1  Definitions
               -----------

               In this Arrangement Agreement, unless there is something in the subject matter inconsistent therewith, the following terms will have the following meanings and grammatical variations of those terms will have corresponding meanings:

          (a) "Agreement", "hereof", "hereunder" and similar expressions mean this agreement, including the recitals and schedules hereto and includes any agreement or instrument supplementary or ancillary hereto;

          (b) "Applicable Exchanges" means the CDNX and the Pink Sheets (the over the counter inter-dealer quotation system provided by Pink Sheets LLC);

          (c) "Arrangement" means a scheme of arrangement under the provisions of Section 99 of the BCA on the terms and conditions set forth in this Agreement and the Scheme of Arrangement and any amendment or variation thereto made in accordance with the terms of this Agreement, or made at the direction of the Court in the Final Order;

          (d)  "Arranging Corporations" means TW and Flexe;

          (e) "BCA" means the Companies Act (Bermuda), as now in effect and as it may be amended from time to time, prior to the Effective Date;

          (f) "BCSA" means the Securities Act (British Columbia), as now in effect and as it may be amended from time to time, prior to the Effective Date;

          (g) "Business Day" means a day which is not a Saturday, Sunday or a day when commercial banks are not open for business in Bermuda;

          (h)  "CDNX" means the Canadian Venture Exchange;

          (i) "Circular" means the management information and proxy circular of TW to be prepared and sent to TW Shareholders in connection with the TW Shareholders Meeting;

          (j) "Claim" means any written claim or notice of any nature whatsoever, including any demand, dispute, notification of liability, notification of redemption of work, order, obligation, debt, cause of action, action, suit, proceeding, litigation, arbitration, judgment, award or assessment;

          (k)  "Court" means the Supreme Court of Bermuda;

          (l) "Effective Date" means the date upon which the Final Order is accepted for filing by the Registrar under the BCA giving effect to the Arrangement;

          (m) "Flexe Financial Statements" means the audited consolidated financial statements of Flexe prepared for and as at the end of its fiscal year ended December 31, 1999, and the unaudited consolidated financial statements of Flexe prepared for and as at the end of the 6 period ended June 30, 2000;

          (n) "Flexe Form 10SB" means the Form 10SB12G under the Securities Exchange Act of 1934 as filed by Flexe with the SEC as of August 16, 1999 and subsequently amended;

          (o)  "Final Order" shall have the meaning ascribed in Section 2.1;

          (p) "Flexe Shares" means the common shares of Flexe, which shares have a par value of $0.001 per share;

          (q)  "Flexe Shareholders" means the holders of the Flexe Shares;

          (r)  "Flexe Shareholders' Meeting" shall have the meaning ascribed in
               Section 5.1(f);

          (s) "Flexe Stock Option" means an option granted pursuant to the Flexe Stock Option Plan which is outstanding as of the Effective Date;

          (t) "Flexe Stock Option Plan" means the stock option plan of Flexe in effect on the date hereof;

          (u) "Governmental Entity" means any: (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency, domestic or foreign; (ii) any subdivision, agent, commission, board or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

          (v) "IBCA" means the Idaho Business Corporation Act, as now in effect and as it may be amended from time to time, prior to the Effective Date;

          (w)  "including" means including without limitation;

          (x)  "Interim Order" shall have the meaning ascribed in Section 2.1;

          (y) "Law" means all laws, statutes, codes, ordinances, decrees, rules, regulations, by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, including general principles of common and civil law, and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body (including the Applicable Exchanges) or self-regulatory authority, and the term "applicable" with respect to those Laws and in the context that refers to one or more Persons, means that those Laws apply to that Person or Persons or its or their business, undertaking, property or securities;

          (z) "Material Adverse Change" means, in respect of a Person, any change (or any condition, event or development involving a prospective change) in the business, operations, affairs (including the employment status of key employees), assets, liabilities (including any contingent liabilities that may arise through outstanding, threatened or pending litigation or otherwise), capitalization, financial condition, licenses, permits, rights or privileges, or prospects of the Person or any Subsidiary which could reasonably be expected to materially and adversely affect the Person or the value of the Person;

          (aa) "Material Adverse Effect" means the effect of any Material Adverse Change;

          (bb) "Misrepresentation" has the meaning attributed to that term as of the date hereof in the BCSA;

          (cc) "Pink Sheets " means the over the counter inter-dealer quotation system provided by Pink Sheets LLC;

          (dd) "Person" means any individual, partnership, limited partnership, joint venture, venture capital fund, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

          (ee) "Proxy Statement" means the management information and proxy circular of Flexe be prepared and sent to Flexe Shareholders in connection with the Flexe Shareholders Meeting;

          (ff) "Registrar" has the meaning attributed to that term in the BCA;

          (gg) "Scheme of Arrangement" means the Scheme of Arrangement attached hereto as Schedule "A";

          (hh) "Securities Act" means the U.S. Securities Act of 1933, as amended;

          (ii) "Securities Legislation" means the BCSA, Securities Act and the Securities Exchange Act of 1934 and equivalent Laws in the other provinces of Canada and in the United States, to which either of TW or Flexe is subject and the published policies of any Governmental Entity administering those statutes, as well as the rules, regulations, by-laws and policies of the Applicable Exchanges;

          (jj) "SEC" means the U.S. Securities and Exchange Commission;

          (kk) "Special Resolution" means the resolution of the TW Shareholders approving the Arrangement as contemplated in Section 2.8 hereof;

          (ll) "Subsidiary" has the meaning attributed to that term in the BCA;

          (mm) "TW Group" means Trade Wind Group Pty Ltd. a wholly owned subsidiary of Flexe through which Flexe carries on its business;

          (nn) "TW Disclosure Documents" means the disclosure documents of TW filed with applicable regulatory authorities or made public to the extent required by Securities Legislation;

          (oo) "TW Shares" shall have the meaning ascribed in the Recitals;

          (pp) "TW Shareholders Meeting" means the meeting of the TW Shareholders to be held for the purpose of considering and, if deemed advisable, to approve the Arrangement and the transactions contemplated thereby by way of Special Resolution (and for any other purpose as may be set out in the notice of the Extraordinary General Meeting);

          (qq) "U.S. GAAP" means generally accepted accounting principles in the United States consistently applied.

          1.2  Interpretation Not Affected by Headings
               ---------------------------------------

               The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

          1.3  Number and Gender
               -----------------

               In this Agreement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa; words importing gender include all genders.

          1.4  Date of Any Action
               ------------------

               If the date on which any action is required to be taken hereunder by TW, Flexe Acquisition or Flexe is not a Business Day, that action will be required to be taken on the next succeeding day that is a Business Day.

          Statutory References
          --------------------

               Any reference in this Agreement to a statute includes all regulations made thereunder, all amendments to that statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes that statute or regulations.

          1.5  Knowledge
               ---------

               Each reference herein to the knowledge of a party means, unless otherwise specified, the existing knowledge of such party without inquiry.

          1.6  Scheme of Arrangement
               ---------------------

               The Scheme of Arrangement attached hereto as Schedule "A" forms an integral part hereof.

                                    ARTICLE 2
                                 THE ARRANGEMENT

          2.1  The Arrangement
               ---------------

               The Arranging Corporations agree to complete a share exchange by way of an arrangement pursuant to the provisions of Section 99 of the BCA on the terms and subject to the conditions contained in this Agreement and the Scheme of Arrangement. As soon as practicable, TW will apply to the Court pursuant to
Section 99 of the BCA for an interim order in form and content satisfactory to TW and Flexe (the "Interim Order") providing for, among other things, the calling and holding of the TW Shareholders Meeting for the purpose of considering the Arrangement. If the Arrangement is approved at the TW Shareholders Meeting in accordance with the Interim Order, TW will take, as soon as reasonably possible, and with the consent of Flexe, the necessary steps to submit the Arrangement to the Court and apply for a final order in form and content satisfactory to TW and Flexe (the "Final Order") approving the Arrangement. If a Final Order is obtained, subject to the satisfaction, waiver or release of the conditions set forth in Article 8, TW will, with the consent of Flexe, file a certified copy of the Final Order for acceptance by the Registrar to give effect to the Arrangement pursuant to Section 99 of the BCA.

          2.2  Conversion of Shares
               --------------------

               As of the Effective Date, by virtue of the Arrangement and without any action on the part of any holder of Flexe Shares, each outstanding Flexe Share (other than Flexe Shares held by TW) will be exchanged with TW automatically, for 1.754880714 of a fully paid and non-assessable TW Share (the "Exchange Ratio") rounded down to the nearest whole number of TW Shares.

          2.3  Issuance of TW Shares
               ---------------------

               Prior to the Effective Date, TW will allot and reserve for issuance a sufficient number of TW Shares to provide for the number of such shares that will be required to be issued pursuant to the Arrangement. As soon as practicable after the Effective Date, TW shall provide certificates representing the appropriate number of TW Shares to the former holders of Flexe Shares as provided in the Scheme of Arrangement.

          2.4  Interim Order
               -------------

               The court application referred to in Section 2.1 above will request that the Interim Order provide, among other things, the calling and holding of the TW Shareholders Meeting.

          2.5  Circular
               --------

               As promptly as practicable after the execution and delivery of this Agreement, with a view to completion on or about October 5, 2000, TW and Flexe will prepare the Circular and Proxy Statement together with any other documents required by the BCA, applicable Securities Legislation and other applicable Law in connection with the Arrangement and the TW and Flexe Shareholders Meetings, and TW and Flexe will cause the Circular and Proxy Statement and any other documentation required in connection with the TW and Flexe Shareholders Meetings to be sent to each TW and Flexe Shareholder as soon as reasonably practicable following receipt of the Interim Order and filed as required by the Interim Order and applicable Law.

          2.6  Securities Compliance
               ---------------------

               (a) Each of TW and Flexe will use all reasonable commercial efforts to obtain all orders required (to the extent necessary) from the applicable Canadian and United States securities regulatory authorities to permit the issuance and first resale of the TW Shares issued pursuant to the Arrangement, in each case, without qualification, without the approval of, or the filing of, any document, including any prospectus or similar document, or the taking of any proceeding with, or the obtaining of any further order, ruling or consent from, any Governmental Entity or regulatory authority under any Canadian or United States (as applicable) federal, provincial, state or territorial securities or other Law or pursuant to the rules and regulations of any regulatory authority administering those Laws, or the fulfillment of any other legal requirement in any jurisdiction (other than, with respect to first resales, any restrictions on transfer by reason of, among other things, a holder being: (i) a "control person" of TW for purposes of Canadian provincial Securities Legislation; or (ii) an "affiliate" of TW or Flexe for purposes of United States Securities Legislation), provided that TW shall not in any event be required to file a registration statement or prospectus in the United States.

               (b) TW and Flexe will prepare and file all documents (including exemption applications) required under applicable Securities Legislation in respect of exemptions to prospectus and other requirements of the relevant Securities Legislation, provide that TW shall not in any event be required to file a registration statement or prospectus in the United States.

          2.7  Preparation of Filings
               ----------------------

               (a) Each of TW and Flexe will proceed diligently, in a co-ordinated fashion and use its reasonable commercial efforts in:

               (i) the preparation of the Circular and Proxy Statement any exemption applications or orders and any other documents deemed reasonably necessary by either of them to discharge their respective obligations under applicable Securities Legislation in connection with the Arrangement and the other transactions contemplated hereby; and

               (ii) the taking of such action as may be required under any applicable Securities Legislation (including "blue sky laws") in connection with the issuance of TW Shares, provided however, that with respect to the United States "blue sky" requirements and Canadian provincial Securities Legislation qualifications neither Flexe nor TW will be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where that entity is not now so subject except with respect to service of process as to matters and transactions arising solely from the offer and sale of the TW Shares.

               (b) TW and Flexe will ensure that the Circular and Proxy Statement complies with all applicable Law (including Securities Legislation). Without limiting the generality of the foregoing, TW and Flexe will ensure that the Circular and Proxy Statement provides the TW and Flexe Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the TW and Flexe Shareholders Meetings.

          2.8  Applicable Exchange Listing Applications
               ----------------------------------------

               TW and Flexe will apply for and use all reasonable commercial efforts to obtain all appropriate regulatory approvals (including those of the Applicable Exchanges) to cause the TW Shares issuable in connection with the

Arrangement to be listed and posted for trading on the Applicable Exchanges by the Effective Date.

          2.9  TW and Flexe Shareholders Meeting
               ---------------------------------

               Prior to December 15, 2000, TW and Flexe will, subject to the terms of the Interim Order, convene the TW and Flexe Shareholders Meetings for the TW and Flexe Shareholders to consider and, if deemed advisable, approve the Arrangement by way of Special Resolution, passed, subject to the terms of the Interim Order, by not less than 75% of the votes cast by TW and Flexe Shareholders represented in person or by proxy at the TW and Flexe Shareholders Meetings.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF FLEXE

               Except as set forth in the Flexe Form 10SB, Flexe hereby represents and warrants as follows to and in favour of TW:

          3.1  Organization and Qualification
               ------------------------------

               Flexe and the TW Group have been duly incorporated and organized, are validly subsisting under all applicable Law, and have full corporate or legal power and authority to own, lease and operate their assets and conduct their businesses as now owned and conducted. Each of Flexe and TW Group is duly registered, licensed or qualified to carry on business, and is in good standing, in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes a registration license or qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on Flexe.

          3.2  Capitalization
               --------------

               The authorized capital of Flexe consists of 20,000,000 Flexe Shares and 5,000,000 shares of preferred stock. As of the date hereof, approximately 10,200,000 Flexe Shares are validly issued and outstanding as fully paid and non-assessable (of which Shares 8,800,000 are owned by TW) and no shares of preferred stock are issued and outstanding. Except as set out above and in the Flexe Form 10SB, there are no options, warrants, conversion privileges, calls or other rights, agreements, arrangements, commitments or obligations of Flexe to issue or sell any shares of any capital stock of Flexe or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of Flexe or any other Person, nor are there outstanding any stock appreciation rights, phantom equity or similar rights, agreements, arrangements, or commitments based upon the book value, income or any other attribute of Flexe. The holders of outstanding shares of Flexe are not entitled to any pre-emptive or other similar rights.

          3.3  Financial Statements
               --------------------

               (a)  The Flexe Financial Statements:

                    (i) have been prepared in accordance with U.S. GAAP applied on a basis consistent with those of preceding fiscal periods;

                    (ii) present fully, fairly and correctly the assets,
                         liabilities and financial condition of Flexe as at the dates thereof and the results of its operations and the changes in its financial position for the periods then ended except, in the case of the unaudited consolidated financial statements of Flexe, for the absence of notes and to year ended audit adjustments;

                    (iii) contain and reflect all necessary adjustments for a
                         fair presentation of the results of operations and the financial condition of the business of Flexe for the periods covered thereby; and

                    (iv) contain and reflect adequate provision or allowance for all reasonably anticipated liabilities, expenses and losses of Flexe.

          3.4  Litigation
               ----------

               There are no Claims threatened in writing or, to the knowledge of Flexe, pending against or involving Flexe or TW Group or their business assets or properties before any court, arbitrator or other Governmental Entity, domestic or foreign which could have a Material Adverse Effect. As at the date hereof, neither Flex or TW Group nor any of their properties is subject to any material judgment, order or decree.

                                    ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF TW AND FLEXE ACQUISITION

               Except as set forth in the TW Disclosure Documents, TW hereby represents and warrants as follows in favour of Flexe:

          4.1  Capitalization
               --------------

               The authorized capital of TW consists of 5,000,000,000 TW Shares of which 16,042,951 TW Shares are issued and outstanding as of the date hereof. Except for the TW Shares to be issued pursuant to the Arrangement, there are not now any other outstanding options, warrants or rights to purchase or acquire shares or securities convertible into or exchangeable for any shares in the capital of TW and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require TW to issue, sell or deliver any shares in its share capital. As of the date of this Agreement, 1,600,121 TW shares were reserved for issuance pursuant to the terms of the outstanding TW Stock Options.

          4.2  Issuance of Shares
               ------------------

               The TW Shares to be issued pursuant to the Arrangement will be duly and validly issued by TW on the date on which such shares are to be issued, and will, upon such issuance, be issued as fully paid and non-assessable shares.

          4.3  Organization and Qualification
               ------------------------------

               TW has been duly incorporated and organized, is validly subsisting under all applicable Law, and has full corporate or legal power and authority to own, lease and operate its assets and conduct its businesses as now owned and conducted. TW is duly registered, licensed or qualified to carry on business, and is in good standing, in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes a registration license or qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on TW.

          4.4  Authority Relative to this Agreement
               ------------------------------------

               TW has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by TW and the consummation by TW of the transactions contemplated by this Agreement have been duly authorized by its board of directors and no other corporate proceedings on the part of TW are necessary to authorize this Agreement and the transactions contemplated hereby other than:
(i) the approval of the board of directors of TW solely with respect to the Circular; and (ii) shareholder approval with respect to the completion of the Arrangement as contemplated herein. This Agreement has been duly executed and delivered by TW and constitutes a valid and binding obligation of TW, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws relating to or affecting the rights of creditors generally and the qualifications that: (i) equitable remedies may be granted on in the discretion of courts of competent jurisdiction; (ii) rights to indemnity and contribution may be limited by applicable law; and (iii) the enforceability of the provisions of this Agreement would be determined only in the discretion of the Court.

                                    ARTICLE 5
                               COVENANTS OF FLEXE

          5.1  Operation of Business
               ---------------------

               During the period commencing on the date hereof and continuing until the Effective Date, unless TW shall otherwise agree in writing, Flexe covenants it will do the following (except where the failure to perform any such action would not have a Material Adverse Effect on Flexe):

          (a) conduct its business only in, not take any action except in, and maintain its facilities in, the usual, ordinary and regular course of business and consistent with past practice;

          (b) use reasonable commercial efforts to preserve intact its business organizations and goodwill and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it;

          (c) promptly notify TW orally and in writing of any Material Adverse Change to Flexe or TW Group in the normal course of its business or in the operation of its business or in the operation of its properties, and of any material governmental or third party complaints, investigations or any hearings (or communications indicating that the same may be contemplated);

          (d) use all reasonable commercial efforts to effect or cause to be effected all necessary registrations and filings in full and submissions of information requested of it by any Governmental Entity;

          (e) use all reasonable commercial efforts to obtain its shareholders' approval of the Arrangement;

          (f) establish a record date for and call and hold a shareholders' meeting (such meeting, and any adjournment or continuation thereof, being the "Flexe Shareholders' Meeting") to be held at the earliest practicable date for the purpose of voting on the approval of the Arrangement as required under the IBCA;

          (g) conduct the Flexe Shareholders' Meeting in accordance with the IBCA and its Articles and By-Laws; and]

          (h) use all reasonable commercial efforts to cause the directors and officers of Flexe and TW Group that TW may designate to resign, effective the Effective Date or such later date as TW may specify, from the board of directors of Flexe or TW Group and/or from their respective office with Flexe or TW Group, as the case may be.

                                    ARTICLE 6
                                 COVENANTS OF TW

          6.1  Covenants of TW
               ---------------

          TW hereby covenants and agrees as follows:

          (a) TW shall use reasonable commercial efforts in order to give effect to the Arrangement and, without limiting the generality of the foregoing, TW shall apply for and obtain the orders, consents and approvals specified in paragraphs (i)and (ii) below:

               (i) the Interim Order and the Final Order as provided in Section 2.1; and

               (ii) such other consents, orders or approvals as counsel may advise are necessary or desirable for the implementation of the Arrangement and the transactions contemplated by this Agreement;

               provided that nothing herein shall require TW, directly or indirectly, to make any payment or incur any obligation to secure any such order, consent or approval which it considers to be inappropriate or unadvisable in the circumstances, other than payment of routine administrative costs; and

          (b) to use all reasonable efforts to cause the TW Shares to be duly and validly issued in connection with the Arrangement and listed for trading on the Applicable Exchanges.

                                    ARTICLE 7
                            COVENANTS OF FLEXE AND TW

          7.1  Securities
               ----------

               TW and Flexe will, with the assistance of their legal counsel, establish that the TW Shares issued pursuant to the Arrangement should, when issued as contemplated by this Agreement, be issued in accordance with the exemption from registration requirements of the Securities Act under Section 3a-10 and in accordance with exemptions from the registration and prospectus delivery requirements of applicable Canadian securities Laws and that the TW Shares, when issued, will not be "restricted securities" as defined in Rule 144 promulgated under the Securities Act and will not be subject to restrictions on transfer under the Securities Act, state securities laws or Canadian Securities Law, except as provided in Rule 145 of the Securities Act. In circumstances where that exemption is determined not to be available the shares of TW issued in exchange for the Flexe shares will be restricted from transfer. In such instance TW will use its reasonable best efforts to file a Registration Statement on Form S-3 to register the Flexe Shares for resale under the 1933 Act.

          7.2  Co-operation
               ------------

               Each of Flexe and TW will use all reasonable commercial efforts to satisfy each of the conditions precedent to be satisfied by it and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under applicable Law, including Securities Legislation, to permit the completion of the Arrangement in accordance with the provisions of this Agreement and to consummate and make effective all other transactions contemplated in this Agreement and to co-operate with each other in connection with the foregoing, including:

          (a) agreeing to those changes, modifications, amendments, additions or deletions to the Arrangement as either party may reasonably require, provided any change, modification, amendment, addition or deletion would not, in the reasonable judgment of the other party, have a Material Adverse Effect on that party or its shareholders;

          (b) using all reasonable commercial efforts in connection with the preparation of documentation for submission to any Governmental Entity and the TW Shareholders and will keep each other informed of any requests or comments made by a Governmental Entity in connection with that documentation;

          (c) using all reasonable commercial efforts to obtain all necessary consents, approvals (including shareholder approvals), authorizations, waivers and orders of any Governmental Entity, stock exchange authorities and third parties as are required to be obtained by it under any Law; and

          (d) using all reasonable commercial efforts to obtain the Interim Order and the Final Order as provided in Section 2.1 above.

                                    ARTICLE 8
                                   CONDITIONS

          8.1  Mutual Conditions Precedent
               ---------------------------

               The respective obligations of each of Flexe and TW to complete the transactions contemplated hereby and to file with the Registrar a copy of the Final Order to give effect to the Arrangement will be subject to the fulfillment, or mutual waiver in writing by each of Flexe and TW, of each of the following conditions:

          (a) on or before December 31, 2000, all orders and exemptions which Flexe and TW determine to be necessary or desirable in connection with the Arrangement shall have been obtained on terms satisfactory to each of Flexe and TW; and

          (b) the Interim Order will have been obtained by October 31, 2000 and the Final Order will have been obtained by December 31, 2000, in each case in form and substance satisfactory to TW and Flexe;

          (c)  on or before the Effective Date:

               (i)       the TW Shareholders will have approved the Special
                    Resolution in accordance with the requirements of the BCA and the Interim Order at the TW Shareholders Meeting;

               (ii)      the Flexe Shareholders will have approved the
                    Arrangement in accordance with the provisions of the IBCA at the Flexe Shareholders' Meeting; and

               (iii)     no legal impediment will exist, whether arising under
                    law or regulation, or by actions of a court, nor will any proceedings be pending before a court (other than an appeal of the Final Order) that will have the consequence (or would, if successful, have the consequence) of preventing the Arrangement;

          (d) this Agreement will not have been terminated pursuant to Article 9; and

          (e) on or before the Effective Date all consents, approvals, authorizations, waivers and orders required or necessary or desirable for the completion of the transactions contemplated herein (including those required under applicable Law) shall have been obtained or received from the Persons, authorities or bodies having jurisdiction in the circumstances.

                                    ARTICLE 9
                                   TERMINATION

          9.1  Termination
               -----------

               This Agreement may be terminated and abandoned at any time on or before the Effective Date by agreement in writing executed by TW and Flexe;

          9.2  Effect of Termination
               ---------------------

               In the event this Agreement is terminated, the provisions hereof will forthwith become void, and no party hereto will have any liability or further obligation to the other party.

                                   ARTICLE 10
                    FEES, EXPENSES AND OTHER AMOUNTS PAYABLE

          10.1 Fees and Expenses
               -----------------

               Each of the parties hereto will be responsible for and bear all of its own fees, costs and expenses (including the fees and disbursements of counsel, financial advisors, accountants, actuaries, consultants and brokers, expenses of its advisors, agents and other representatives) incurred at any time in connection with pursuing or consummating the proposed transactions, whether or not the Arrangement is consummated.

                                   ARTICLE 11
                               GENERAL PROVISIONS

          11.1 Public Announcements
               --------------------

               No press release or other public announcements concerning the proposed transactions contemplated by this Agreement will be made by TW or Flexe without the prior consent of the other of them (which consent is not to be unreasonably withheld); provided, however, that TW and Flexe may, without that consent, make any disclosure about itself and its rights and obligations as may be required by any stock exchange on which any of the securities of TW or Flexe are listed or by any Securities Legislation or any Governmental Entity having jurisdiction over TW or Flexe or any of its affiliates, and if any disclosure is required, the party making the disclosure will use reasonable commercial efforts to give prior oral or written notice to TW or Flexe, as applicable, and, if prior notice is not possible, to give the notice immediately following the making of that disclosure.

          11.2 Survival of Representations and Warranties
               ------------------------------------------

               The representations and warranties of each of Flexe and TW contained in Article 3 and Article 4, respectively, will survive the execution and delivery of this Agreement and will terminate on the earlier of the termination of this Agreement in accordance with its terms and immediately upon the acceptance of the Registrar of a certified copy of the Final Order giving effect to the Arrangement.

          11.3 Mutual Understanding Regarding Amendments
               -----------------------------------------

               This Agreement may not be amended except by an instrument signed by each of TW and Flexe.

          11.4 Notices
               -------

               Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by either party to the other shall be in writing and may be given by delivering it or sending it by facsimile transmission addressed to the party to which the notice is to be given at its address for service or its facsimile number set out herein. Any such notice, consent, waiver, direction or other communication shall, if delivered, be deemed to have been given and received on the date on which it was delivered on the address provided herein (if a Business Day, or if not, on the next Business Day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received on a day other than a Business Day or after 4:00 p.m. at the point of receipt on a Business Day in which case it shall be deemed to have been given and received on the next Business Day. Any such address for service or facsimile number may be changed by notice given as aforesaid.

               The address for service and facsimile number of each of the parties hereto shall be as follows:

               (a)  if to TW:

                    Level 27 Grosvenor Place
                    225 George Street
                    Sydney, Australia

                    Attention: Nick Bird
                    --------------------

                    Facsimile Number:  +61 2 9250 8890

               if to Flexe:

                    Level 27 Grosvenor Place
                    225 George Street
                    Sydney, Australia

                    Attention: Nick Bird
                    --------------------

                    Facsimile Number:  +61 2 9250 8890

          11.5 Severability
               ------------

               If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the reminder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated and the parties hereto will negotiate in good faith to modify the Agreement to preserve each party's anticipated benefits under the Agreement.

          11.6 Entire Agreement
               ----------------

               This Agreement constitutes the entire agreement between the parties and supercedes all previous agreements entered into by the parties pertaining to the terms of the Arrangement. There are no warranties, representations or agreements between the parties in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertion of fact made by any party hereto, or its directors, officers and agents, to any other party hereto or its directors, officers and agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any that representation, opinion, advice or assertion of fact, except to the extent aforesaid.

          11.7 Assignment
               ----------

               None of the parties hereto may assign this Agreement of any of its rights hereunder or under the Arrangement without the prior written consent of the other party.

          11.8 Governing Law
               -------------

               This Agreement will be governed in all respects, including validity, interpretation and effect, by the laws of Bermuda, without giving effect to the principles of conflict of laws thereof.

          11.9 Binding Effect
               --------------

               This Agreement and the Arrangement will be binding upon and will enure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

          11.10 Parties in Interest
                -------------------

               Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies under or by virtue of this Agreement.

          11.11 Counterparts
                ------------

               This Agreement may be executed in any number of counterparts, each of which will be deemed to be original and all of which taken together will be deemed to constitute one and the same instrument.

          11.12 Time of Essence
                ---------------

               Time is of the essence of this Agreement.

          11.13 Further Assurances
                ------------------

               The parties hereto hereby agree that each will promptly furnish to the other any further documents and take or cause to be taken any further actions as may reasonably be required in order to give effect to this Agreement and the Arrangement. The parties hereto each agree to execute and deliver any instruments and documents as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

          11.14 Waiver
                ------

               Subject to any requirements imposed by Law or by the Court, this Agreement may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived. No waiver of any nature, in any one or more instances, will be deemed or construed as a further or continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Arrangement Agreement this 6th day of September, 2000.


                                        TRADE WIND COMMUNICATIONS LIMITED


                                        Per:  /s/ Nick Bud
                                            -----------------------------------
                                                Authorized Signatory


                                        FLEXEMESSAGING.COM, INC.


                                        Per:  /s/ Frank Favretto
                                            -----------------------------------
                                                Authorized Signatory


     This is page 19 of the ARRANGEMENT AGREEMENT among Trade Wind Communications Limited, and Flexemessaging.com, Inc.

                                     ANNEX B

                           DISSENTERS' RIGHTS STATUTE

     30-1-1301. DEFINITIONS. In this part

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 30-1-1302, Idaho Code, and who exercises that right when and in the manner required by sections 30-1-1320 through 30-1-1328, Idaho Code.

     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

     30-1-1302. RIGHT TO DISSENT. (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions (a) Consummation of a plan of merger to which the corporation is a party (i) If shareholder approval is required for the merger by section 30-1-1103, Idaho Code, or the articles of incorporation and the shareholder is entitled to vote on the merger; or (ii) If the corporation is a subsidiary that is merged with its parent under section 30-1-1104, Idaho Code;
(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale; (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) Alters or abolishes a preferential right of the shares; (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 30-1-604, Idaho Code; or (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (3) This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 U.S.C. 80a-15 U.S.C. 80a-64).

     (4) Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand (2,000) shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

     30-1-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if (a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

     30-1-1320. NOTICE OF DISSENTERS' RIGHTS. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

     (2) If corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 30-1-1322, Idaho Code.

     30-1-1321. NOTICE OF INTENT TO DEMAND PAYMENT. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (a) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.

     (2) A shareholder that does not satisfy the requirements of subsection (1) of this section is not entitled to payment for his shares under this part.

     30-1-1322. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 30-1-1321, Idaho Code.

     (2) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited; (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date; (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice in subsection (1) of this section is delivered; and (e) Be accompanied by a copy of this part.

     30-1-1323. DUTY TO DEMAND PAYMENT. (1) A shareholder sent a dissenters' notice described in section 30-1-1322, Idaho Code, must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 30-1-1322(2)(c), Idaho Code, and, with respect to any certificated shares, deposit his certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and, with respect to any certificated shares, deposits his share certificates under subsection (1) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (3) A shareholder that does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this part.

     30-1-1324. SHARE RESTRICTIONS. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 30-1-1326, Idaho Code.

     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

     30-1-1325. PAYMENT. (1) Except as provided in section 30-1-1327, Idaho Code, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 30-1-1323, Idaho Code, the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (2) The payment must be accompanied by (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any; (b) A statement of the corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code; and (e) A copy of this part.

     30-1-1326. FAILURE TO TAKE ACTION. (1) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 30-1-1322, Idaho Code, and repeat the payment demand procedure.

     30-1-1327. AFTER-ACQUIRED SHARES. (1) A corporation may elect to withhold payment required by section 30-1-1325, Idaho Code, from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code.

     30-1-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 30-1-1325, Idaho Code, or reject the corporation's offer under section 30-1-1327, Idaho Code, and demand payment of the fair value of his shares and interest due, if (a) The dissenter believes that the amount paid under section 30-1-1325, Idaho Code, or offered under section 30-1-1327, Idaho Code, is less than the fair value of his shares or that the interest due is incorrectly calculated; (b) The corporation fails to make payment under section 30-1-1325, Idaho Code, within sixty (60) days after the date set for demanding payment; or (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

     (2) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

     30-1-1330. COURT ACTION TO DETERMINE SHARE VALUE. (1) If a demand for payment under section 30-1-1328, Idaho Code, remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the Idaho district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding is entitled to judgment
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or (b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 30-1-1327, Idaho Code.

     30-1-1331. COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding commenced under section 30-1-1330, Idaho Code, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 30-1-1328, Idaho Code.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 30-1-1320 through 30-1-1328, Idaho Code; or (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to dissenters who were benefited.

                                     ANNEX C

                            FLEXEMESSAGING.COM, INC.

                         ANNUAL REPORT ON FORM 10-KSB/A

                                       AND

                        QUARTERLY REPORT ON FORM 10-QSB/A

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                  FORM 10-KSB/A

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
     For the fiscal year ended                June 30, 2000
                               ------------------------------------------------

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
     For the transition period from                     to
                                    -------------------------------------------
     Commission file number                          0-27059
                            ---------------------------------------------------


                            FLEXEMESSAGING.COM, INC.
                 (Name of Small Business Issuer in its charter)


                    Idaho                               82-0485978
--------------------------------------------------------------------------------
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)

Level 27 Grosvenor Place, 225 George Street, Sydney, Australia          NSW 2000
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                              (011) 61 2 9250 8888
                              --------------------
                           (Issuer's telephone number)


     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

[X] YES   [ ] NO

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

State issuer's revenues for its most recent fiscal year: Revenues for the fiscal year ended June 30, 2000 totaled $10,945,636.

As of February 2, 2001, there were 10,200,000 shares of Common Stock outstanding and the aggregate market value of such Common Stock (based upon the closing bid price on such date) of the Registrant held by non-affiliates was approximately $3,070,200.

Documents incorporated by reference:  None

Transitional Small Business Disclosure Format (check one):
[  ] YES   [X] NO


                                                                       Annex C-2

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PART I........................................................................4

Item 1.   Description of Business.............................................4

Item 2.   Description of Property............................................16

Item 3.   Legal Proceedings..................................................16

Item 4.   Submission of Matters to a Vote of Security Holders................17

PART II......................................................................17

Item 5.   Market for Common Equity and Related Stockholder Matters...........17

Item 6.   Management's Discussion and Analysis...............................17

Item 7.   Financial Statements (see Part F/S below)..........................22

Item 8.   Changes in and Disagreements With Accountants on Accounting and
          Financial Disclosure...............................................22

PART III.....................................................................23

Item 9.   Directors, Executive Officers, Promoters and Control Persons.......23

Item 10.  Executive Compensation.............................................24

Item 11.  Security Ownership of Certain Beneficial Owners and Management.....26

Item 12.  Certain Relationships and Related Transactions.....................27

Item 13.  Exhibit Index......................................................28

                                                                       Annex C-3

                                     PART I

     The Company cautions readers regarding certain forward looking statements in the following discussion and elsewhere in this document or any other statement made by, or on the behalf of the Company, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are not based on historical information but relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, the Company. The Company disclaims any obligation to update forward-looking statements.

ITEM 1.   DESCRIPTION OF BUSINESS

     Flexemessaging.com, Inc. was formed under the laws of the State of Idaho on August 29, 1957 under the name of Siler Equipment Sales, Inc. to salvage and sell scrap metal, mine timber and related mining products (the "Company"). Thereafter, the name of the Company was changed to American Network Technologies, Inc. on February 20, 1996, to Piazztec International, Inc. on June 18, 1997 and Siler Ventures, Inc. ("SVI") on February 23, 1998. On February 15, 1999, the Company changed its name to Flexemessaging.com, Inc. to better reflect the new industry in which it now operates.

     On February 5, 1999, SVI entered into an acquisition agreement (the "Merger Agreement") with Trade Wind Communications Limited ("TWC"), a Bermudan corporation listed on the Canadian Ventures Exchange, to purchase all of its business assets, consisting of the stock of Trade Wind Group Pty Limited ("TWG"), a wholly-owned subsidiary of TWC, incorporated on September 6, 1988 under the laws of Australia. SVI was a non-operating public shell with no tangible assets and 1.1 million shares of common stock outstanding, consisting of 500,000 shares held by the former shareholders of SVI and 600,000 shares held by or for the benefit of Atlantic International Capital Holdings Ltd., a corporation located in Bermuda ("AICH"), in part consideration for services rendered and in contemplation of future services to be rendered. This merger of TWG and SVI (a non-operating public shell with a tangible asset value of nil) resulted in TWG having actual or effective operating control of the combined Company after the transaction. As a result, this transaction has been treated as a capital transaction in substance, rather than a business combination and has been accounted for as a reverse acquisition. Any references to past accomplishments of the Company and its financial information, prior to the acquisition, relate solely to TWG, as combined, since SVI (now known as Flexemessaging.com, Inc.) has been inactive for several years. SVI acquired the assets of TWG in exchange for the issuance of 8.8 million shares of common stock of the Company. This valuation was based on arms length negotiation driven by ultimate ownership principles. A forward valuation (a valuation arrived at by applying a revenue multiple to the Company's future revenue stream) based on future revenues was determined and from this capitalization model, the total outstanding common stock was calculated. Thereafter, the respective equity ownership positions were negotiated. SVI has continued the operations of TWG as a wholly owned operating subsidiary.

     In January 1998, TWC entered into an agreement with AICH (the "US Acquisition Agreement") to perform two tasks. First, AICH was to identify an acquisition target and secondly, AICH was to arrange for funding for TWC and its controlled entities pending completion of the acquisition of the acquisition target. Pursuant to that agreement, AICH identified SVI as an acquisition vehicle/target and assisted the Company and TWC in structuring and concluding the reverse acquisition. AICH was also to assist the Company in raising $3,660,000 through the sale of the Company's common stock utilizing private placements. The transaction that resulted from the implementation of the US Acquisition Agreement between all the parties was documented in the Merger Agreement. As a condition of the Merger Agreement with AICH, 600,000 shares of the Company's common stock were to be issued to AICH consisting of (i) 559,016 performance shares to be held in escrow until earned upon arranging future financing to fund the Company's operating needs, and (ii) 40,984 shares for services rendered by AICH to assist TWC in raising capital to negotiate and complete the merger transaction. However, the former entity, SVI, erroneously issued these shares as part of its reorganization and reverse stock split undertaken prior to the execution of the Merger Agreement, rather than holding the shares in reserve for issuance. For this reason, the Company and AICH

                                                                       Annex C-4
entered into a Lock Up Agreement whereby the 559,016 performance shares were to be placed in escrow and released from the restrictions set forth in the Lock Up Agreement in proportion to the funds raised by AICH, subject to a minimum of $1 million being raised. The Lock Up Agreement also specifically provided that the shares were not to be transferred, assigned or otherwise disposed of. However, AICH did not raise the prescribed funds in the prescribed time period and the Company and AICH mutually agreed to terminate their relationship as of May 10, 2000 under the terms of a Deed of Release.

     The following outlines in chronological order the relationship and transactions with AICH:

     o January 1998, TWC, TWG and AICH entered into the US Acquisition Agreement under which AICH was to assist TWC in locating and acquiring a US public shell company (an acquisition target) for the purpose of transferring the stock of TWG into this US acquisition target with the new acquisition target stock being issued in exchange for the TWG stock

     o February 5, 1999, the Company, TWC, TWG and AICH, entered into the Merger Agreement under which AICH, pursuant to the terms of its Consulting Agreement set forth in Schedule 4 to the Merger Agreement, was to advise and consult the Company regarding the US market and raising capital in the US market. AICH additionally agreed to raise $3,660,000 through private placements for the benefit of the Company. AICH would receive commissions and performance shares of the Company based upon the funds raised.

     o In February 1999, as part of its reorganization and reverse stock split undertaken in contemplation of and in order to give effect to the merger, SVI, the former entity and shell company, issued 600,000 shares of SVI to AICH.

     o In March 1999, the Company and AICH entered into a Lock Up Agreement restricting 559,016 of the 600,000 previously issued shares of SVI and seeking to place these shares in escrow with the Company upon return of these erroneous issued shares by AICH until such time as the shares were earned by the performance of AICH. For each $1 raised by AICH for the Company, the Company would release 0.1641061 shares from escrow as earned. However, AICH never returned the 559,016 shares to the Company to be held in escrow.

     o Prior to March 1999, AICH assisted TWC in raising funds to meet its working capital requirements through the negotiation and completion of the merger pursuant to the terms of the US Acquisition Agreement. AICH raised funds through convertible notes entitling the holders to convert such notes into shares of capital stock of TWC. As a result of placing these convertible notes, AICH was entitled to receive a commission in the form of 40,984 performance shares of SVI, the acquisition target, upon completion of the merger. The 40,984 shares were issued by SVI to AICH as part of the 600,000 share issuance in February 1999. These shares were excluded from the terms of the Lock Up Agreement and are not attributable to the $1 million minimum funding threshold thereof.

     o In March 1999, AICH raised $750,000 through a private placement and would be entitled to the release of 123,079 performance shares from the restrictions set forth in the Lock Up Agreement upon meeting the $1 million minimum funding threshold.

     o Prior to April, the Company and AICH had numerous discussions regarding the lack of capital funds and the Company extended the 70 day deadline originally granted to AICH under the Merger Agreement to raise the funds until June 30, 2000.

     o However, on May 10, 2000, the Company and AICH mutually agreed to enter into a Deed of Release formally terminating their relationship. As of May 10, 2000, AICH had only raised $750,000 and thus fell short of the $1 million minimum funding threshold to qualify for all of the previously issued performance shares.

     o As of May 10, 2000 and under the terms of the Deed of Release, AICH converted a portion of its outstanding debt evidenced by a promissory note issued in July 1999 to equity in the amount of $250,000 to meet the $1 million minimum funding threshold. AICH was issued 100,000 shares at a price of $2.50 per share. This conversion of debt to equity entitled AICH to the additional release of 41,027 performance

                                                                       Annex C-5
          shares from the restrictions set forth in the Lock Up Agreement, together with the previously earned 123,079 performance shares.

     o As of May 10, 2000, AICH was entitled to only 205,090 performance shares out of the 600,000 shares originally issued to AICH by SVI. Under the terms of the Lock Up Agreement and the Deed of Release, AICH was to return 394,910 shares to the Company for cancellation. However, AICH was only in possession of 300,000 shares to return for cancellation. The Company, upon receipt from AICH of the certificate evidencing the 300,000 shares, canceled the certificate and respective shares.

     o As of May 10, 2000, under the terms of the Deed of Release, the Company offset an amount equal to the missing 94,910 shares multiplied by $2.50 per share, or $237,275, against the outstanding principal of the promissory note dated July 1999 issued to AICH. The Company has no knowledge of any sales of restricted stock made by AICH.

     As the AICH shares were issued for no consideration (but rather for services), a fair value had to be determined in order for the Company to record an expense. The value assigned to the 600,000 shares is $2.50 per share and is based upon an arm's length transaction that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. As a result of the issuance, an amount of $1,500,000 has been charged to the consolidated statement of loss and comprehensive loss for the year ended June 30, 1999.

     The Company is primarily engaged in two major business segments: Voice and Data and electronic messaging. The Company's Voice and Data segment (referred to as the "Voice & Data Division") is a value-add distributor of communication systems and data applications for financial traders and emergency services operations. The Company's electronic messaging segment (referred to as the "Flexemessaging Division") provides customers with a global enhanced fax and email broadcast services originating from the customers' desktop personal computer ("PC") or the Internet. The enhanced fax and email broadcast service allows clients to prepare documents for distribution and send them directly from their PC to the Flexemessaging network for distribution worldwide. Clients dial into the Flexemessaging service using a modem or via the Web interface. The Company specializes in large scale messaging or "broadcast" distribution whereby the same document(s) is sent to multiple recipients. Once the document(s), together with the fax numbers and email addresses of the recipients have been received by Flexemessaging Division they are distributed by the Division via various carriers to the recipients anywhere in the world.

     The Company presently operates through eight subsidiaries incorporated under the laws of New South Wales, Australia and Singapore, with 55 employees, including 50 fulltime employees as at June 30, 2000. One of the eight subsidiaries of the acquired TWG is a wholly owned subsidiary called Trade Wind Marketing Pty Ltd ("TWM"), a New South Wales, Australian corporation. The Company's above-described operating divisions operate under TWM using the trade-name of `Flexemessaging Global Services' and `Trade Center Products'. The Company's principal office is located in Sydney, Australia. The Company's assets consist of office equipment, leasehold improvements and the value of its ongoing business operations.

     With all of the Company's operations being foreign, management of the Company has considered reorganizing the Company to a foreign jurisdiction in order to more efficiently and cost-effectively manage the Company's operations. Further, as the Company's operations are predominately centered in Australia, management believes that upon reorganization offshore the Company would be better able to avail itself to foreign financing. Management has considered an exchange offer proposal from its major shareholder, TWC, whereby the Company would become a wholly owned subsidiary of TWC and TWC would then merge the Company into a newly created subsidiary located in Bermuda. Under this proposal, TWC would become the successor issuer to the Company (pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934, as amended) providing the shareholders with the continued benefit of the Company's present reporting status through TWC, as well as TWC's existing listing on the Canadian Ventures Exchange. The Company would also then be reorganized under the laws of Bermuda which will allow management to more efficiently and cost effectively manage the Company and seek to raise funds in Australia and Canada where the Company and TWC's reputations are better known. On September 1, 2000, the Board of Directors approved the exchange offer upon determining the offer would be in the best interest of the Company. The Board requested and received an opinion of Horwath Investment Services Pty Ltd supporting its determination that the exchange ratio and transaction is fair and reasonable. Accordingly, the Company will present the matter for a vote to the shareholders at a special meeting to be held no later than March 15, 2001. Specifically, TWC proposes to exchange 1.754880714 of

                                                                       Annex C-6
its shares for each outstanding share of common stock of the Company on the record date of October 5, 2000 pursuant to the terms of an Arrangement Agreement and in accordance with Section 99 of the Bermuda Companies Act and the Idaho General Business Corporations Laws. TWC Shareholders approved the exchange transaction on November 9, 2000 at a special meeting of shareholders.

OVERVIEW

FLEXEMESSAGING DIVISION

     Flexemessaging Global Services ("Flexemessaging") was initially started about 6 years ago when the Company saw the growing need for sending information by fax efficiently to multiple destinations. It was envisaged that the world would be sending their messages from the desktop rather than from the fax machine. Thus all future development would be based on the digital environment of the desktop. The Company purchased a software application utilizing a Tandem Computer and enhanced its functionality and efficiency. The Company then gradually established a global network with remote nodes, which are industrial PC's with fax cards, in international centers such as London, New York, Hong Kong, Tokyo, Singapore, Wellington, Auckland and most of the major cities in Australia. Presently the Company has out-sourced the international portion of its networking function to Premiere Information Systems Pty Limited ("Premiere"), a subsidiary of Premiere Technologies Inc., a communications company based in Atlanta, Georgia, in order to reduce the high costs of maintaining such a network for its own use.

Product and Market Evolution

     Flexemessaging today is a digital fax and email broadcasting service which distributes a document from a user's desktop to potentially thousands of recipients' fax machines and/or PCs and earns revenue based on a fee per minute or fee per page basis. The software enables standalone or networked PC users to connect to the network for fast transmission to worldwide recipients. The Division is constantly committed to providing value add services to its customers and has addressed this by focusing on product differentiation. The Division has introduced two new products during the fiscal year and plans to offer a new specialized email service in the second quarter of the forthcoming fiscal year. The service offers a number of key features:

     o    Broadcast directly from the desktop.

     o    Minimum online sending time.

     o Fine print definition due to transmission of document in digital format.

     o    Flexible and secure list database management.

     o    Web browser connection

     o    File attachment

     The growth of fax, and especially IP fax (see below) continues and the potential for broadcast fax in the business-to-business area is a long way from being fully realized.

     The Company's Gateway technology has allowed its delivery infrastructure to be modified so that it may interface with more than one network at a time. For example, it allows for e-mail traffic to be delivered to a high speed internet service, while passing off fax traffic to the Premiere network. The development of the Gateway technology has provided the following benefits: it has streamlined the ability of the Flexemessaging clients to send the same document to a mixture of e-mail and fax addresses in the same broadcast; it unlocked Flexemessaging's dependence on a customized network controlled by a mainframe computer; and it has enabled rapid development of product enhancements and the easy and sophisticated handling of different file formats, such as "tif" for fax transmission or attachments and "pdf" for email attachments within the same document for broadcast. The Web page technology is a web user interface that allows clients to send lists and documents to Flexemessaging via the internet for broadcast. The Gateway technology will be further enhanced in order to meet the objective of facilitating delivery to a wide range of delivery platforms.

                                                                       Annex C-7

     The use of email and other forms of Internet-based messaging are also growing at an even greater rate. These methods are complementary to, rather than competitive with, fax broadcasts as each are suited to particular tasks. Accordingly, Flexemessaging now offers the capability of broadcasts that combine fax and email addresses, with the added option of Web-browser access to its network, leaving the choice of method to the senders, based on their customers' preferences. The next stage of the Company's evolution is to provide a high degree of specialist value added services across all messaging technologies and become involved in the growth of technologies, such as email marketing and ecommerce, where messaging forms an essential part of the service.

     Products and services currently offered are:

     o    Flexemessaging

     Fax and email broadcasting solutions designed for government and corporate communications. This allows the targeting of hundreds or thousands of destinations instantly.

     o    Flexemedia (launched July 1999)

     This service caters to companies issuing press releases to a number of specific media editors or similar services. The Division has developed and is maintaining a number lists on such editors in a centralized database and has determined the preferred format editors desire to receive releases (by fax, email or both). These lists are subdivided by media type (e.g. press, radio, TV etc.). The client sending the press release can therefore choose the type of media distribution they desire to target.

     o    Flexedirect (launched fourth quarter)

     Cost effective solutions for delivery of documents, invoices, statements, newsletters and other bulky personalized communications. This service serves as an efficient, cost effective alternative to direct mail.

The Division will be launching a specialized email service in the second fiscal quarter of the forthcoming year. This service will facilitate specialized email delivery and permission based email marketing campaigns. Each campaign will allow the client to segment the customer base, offer truly personalized messaging and content to each recipient and provide full tracking and reporting for follow up and cross and up-selling.

Market Segmentation

     The large potential of the total broadcast market arises from the very large number of PC's and fax machines installed throughout the world. Industry estimates vary from 60 million to 100 million fax devices installed world wide all capable of receiving fax messages from each other. The potential is also aided from innovation and added value that message broadcasting brings to organizations using more conventional delivery methods (postal mail outs, newspaper advertisements etc).

     Users of broadcast messaging include, but are not limited to:

     o    Banks, Securities Houses and Brokers

     o    Public Relations and Marketing Companies

     o    Wholesale Distributors (e.g. Computer Products, Books, Records, Food)

     o    Life Insurance and Superannuation Companies *

     o    Shipping and Freight Forwarders

     o    Professional Services Organizations

     o    Professional Associations

                                                                       Annex C-8

     o    Political and Lobby Organizations

     o    Government and near-Government Organizations

     * Superannuation companies serve as externally managed investment or fund vehicles of employees' retirement contributions similar to the role of defined contribution plans.

Growth Record

     Flexemessaging has increased its volume of delivered fax minutes from 280,000 in 1995 to 20.2 million per annum for the year ended June 30, 2000.

Strategy for Future Growth

     The Company recognizes that for strong growth in the future it has to reposition itself into the broad-based electronic messaging market and focus on specific services and market channels to provide value added services. The Company has identified the need to move from its reliance on faxing technology and its use of a fax only global network in order to share more in the high growth in the Internet and new forms of messaging technology. The first step has been the strategic alliance with Premiere, whereby Flexemessaging has out-sourced the delivery of its international fax traffic to the Premiere network.

     The Company's management plans to further achieve its aims by aligning the Company with, and leveraging off, larger industry players or recognized leaders in their field, and then provide specialist added value messaging services to such players/leaders, and their customers, in addition to providing such benefits to the Company's own customers. This will involve partnerships, strategic alliances or even joint ventures, with other technology companies or service providers and may involve alternative methods of global traffic distribution and a change in the Company's customer profile.

     By repositioning in this way the Company can seize opportunities that may present themselves to move into yet other growth areas, such as ecommerce, unified messaging, m-commerce or other growing markets. This is where the Company can take advantage of the fact that messaging technology has to be included as an essential part of the business. The Company's growing position in call centers is expected to open up new opportunities for electronic messaging, universal messaging, messaging/email outsourcing and ecommerce.

VOICE AND DATA DIVISION

     The Voice and Data Division is a leading systems integrator and distributor of data and communications applications in Australia and New Zealand, providing effective solutions to the critical needs of clients across many sectors. This is evidenced by the dominant market position held in the Australian dealing room market, as the Company has installed more systems consisting of more positions (each trader occupies a position) than any of its industry competitors and is based on its own internal research. A dealing room consists of dedicated voice systems, which are specially designed and developed, highly reliable voice switching systems capable of handling multiple simultaneous calls, for financial traders. The Division has established market leadership in `instant-access' or `turret' voice systems in many of these key areas in Australia, with over 50% market share in the Australian financial markets, and approximately 80% in Australian emergency services - (these figures are based upon internal research). This is in addition to a steadily growing market share of the broader `command-control' sector including airlines, utilities, defense and other areas of government. A dealing room is made up of specially designed, highly reliable, voice switching systems able to handle multiple simultaneous calls to/from the financial traders.

     This Division has maintained operating profits since its establishment. The Company plans to expand its opportunities in the Voice and Data Division through the call center market and related applications. Call centers are growing in Australia and Asia at an annual rate of 25% (source: New South Wales Government report) and there is increasing demand for more sophisticated and cost-effective technology. This Division is ideally situated to capitalize on this growing trend with a range of world-class products. The Company has entered into a distributor agreement with IPC Information Systems ("IPC"), a New York corporation (NASDAQ: IPI) which is involved in the delivery of integrated multimedia communications solutions to the financial trading industry, to

                                                                       Annex C-9
distribute IPC Turret systems in Australia. This relationship has done extremely well and is expected to continue to produce good results. This relationship complements the Voice and Data Division call center operations that supply Rockwell Electronic Commerce ("Rockwell") with solutions and related activities to handle the continuing convergence between dealing room operations and call center operations. Rockwell is a subsidiary of Rockwell International (NYSE:
ROK), a global electronics company with operations in industrial automation, avionics and communications, and electronic commerce.

     The Division is also looking to significantly expand its presence in the quality monitoring and e-learning environment, as systems integrator for Witness Systems Inc (NasdaqNM: WITS).

     As a leading systems integrator and distributor of data and communications applications in Australia and New Zealand, this Division provides effective solutions to the following cross sectors: stock and futures exchanges, financial institutions, emergency service providers, government agencies, airlines, public utilities, industrial companies and hospitals. This Division maintains a dominant position in the financial, commercial, government and emergency services markets as a specialist provider of leading edge communications products, systems integration and turnkey solutions.

     The Voice and Data Division integrates and supplies outstanding products from the following vendors, for use by its clients, including:

     o IPC - digital dealer board ("turret") systems (previously the Company supplied V Band turret systems. V Band Corporation, ("V Band"), a New Jersey corporation was recently acquired by IPC and the Company has been appointed as an Australian distributor for IPC).

     o    Multitone - paging, wide-area call-out systems, DECT cordless PABX

     o    CSK Software - Slingshot real-time data delivery via
          Internet/Intranets

     o    Rockwell - ACD and Call Center Solutions

     o    Pipkins Inc, - `Maxima Advantage' Workforce Management software

     o    Witness - Quality Monitoring systems

     o    Trans-Lux - electronic display systems

     o    Dictaphone - loggers

     In addition, the Voice and Data Division has also developed certain products and applications for the dealing room market which were previously supplied to V Band. These include full duplex, multi-channel open microphone systems for use on V Band systems, speaker systems specifically designed for dealing rooms, radio interfaces for emergency services integrated into V Band systems and programmable modules for an allocation in the software and specific telephones lines and other types of development lines programmed as part of the Company's systems installation using V Band products and others.

     The Division grew out of supplying voice turret systems to the financial market. Over the past number of years it has added products to its offerings to suit the markets addressed.

Major Project Installations.

     Among the major project installations secured by the Company in the last year were as follows (none of these installations represents a large percentage of the Company's business for accounting purposes, except for one):

     o    Vodafone - Call Center Workforce Management System

     o Emergency Services and Fire Brigade Services - digital voice communication and callout systems with multi-location networking, paging and computer-aided dispatch (CAD) systems integration.

     o    American Express - Call Center Quality Monitoring System

                                                                      Annex C-10

     o    Cooma Manaro Shire - Call Center ACD system

     o    JB Were - Voice Turret system

     o    Royal Bank of Canada - Voice Turret system

     o    NSW Treasury Corp - Voice Turret system

     o    State Street Bank - Voice Turret system.

     o    Westpac Banking Corporation - Voice Turret system

     These project installations involve a systems integration process, whereby a turnkey solution is implemented. The solution involves the configuration and specification, assembly, installation and maintenance of certain voice and data telecommunications equipment, components and accessories. The average length of time to execute these projects is between four to six weeks, depending on the size of the installation. The projects are normally invoiced in stages, at the order, installation and acceptance stage.

     THE FUTURE IN CALL CENTERS

     The Company began its operations in this Division with a core product distributed from V Band, which recently filed for protection under Chapter 11 of the US Bankruptcy Code. V Band was acquired by its major competitor, IPC. The Company and IPC have entered into a nonexclusive distributorship agreement naming the Company as an Australian distributor for IPC products.

     The Company recognized over three years ago that it had to diversify out of the financial market for voice turrets as the financial market was consolidating. The market chosen to diversify into was the call center market. Call Centers are evolving into versatile `customer interaction centers' facilitating contact by telephone, email, fax or a Web browser. The Voice & Data Division is targeting this stage of development (which will also offer messaging opportunities to Flexemessaging Division). The new generation of call centers provides opportunities for sales of new systems and change-outs of older technology.

     Call centers used to refer mainly to communications cost centers dealing with large volumes of inbound calls organized around Automatic Call Distribution
(ACD) or `queuing systems'. More recently the concept has been extended to include varying mixes of outbound as well as inbound call handling but call centers are still viewed largely as systems for bulk-processing of telephone traffic. However, business and government organizations need a variety of systems to communicate with clients, employees, business partners and the public and call centers are now evolving into `customer interaction centers', facilitating contact by telephone, email, fax or a Web browser.

     Call centers can operate independently of the location of their customers, even across international borders, and Australia is capitalizing on that flexibility. Regional and international call centers are being installed in Australia because of its lower staffing and establishment costs and multilingual workforce. According to New South Wales Government Reports, the call center market in Australia is growing at the rate of around 25% per annum. An estimated 550 call centers are now operating in Australia, employing approximately 50,000 people with an annual expenditure of $1.2 billion. A market study by Price Waterhouse/ACA estimated the growth of this market in Australia at 20% annually. Other sources, such as the New South Wales Department of State & Regional Development, put this growth at 25%. According to their 1998 report, the greater Sydney area is home to half the international call centers operating in the Asia Pacific region.

     Call centers serve the whole spectrum of industry, finance, transport, utilities and government and the division has begun to extend its traditional focus on financial and emergency services to a much larger market.

     The growth and expansion of this industry has led to a need for products and services by call centers providing assistance and/or solutions to their strained and growing operations. By providing such products, the Company, can solicit any client or potential client with such product offerings, even though that client may be using competitors equipment. As a result of the Company's targeting initiative the Division now represents (together with other distributors in many cases) Rockwell Electronic Commerce (Call Centers), Dictaphone (Loggers), Witness Systems Inc (Quality monitoring and e-learning

                                                                      Annex C-11
systems), Trans-lux Corporation (electronic displays), Pipkins Inc. (workforce management software) and others.

OPERATIONAL CONCERNS

     International Operations. As the Company's operations are internationally
     ------------------------
based, such operations are subject to numerous inherent risks beyond the Company's control, including political and economic conditions affecting the countries of operation. The Company's international business activities may include difficulties in staffing and managing international operations, currency fluctuations and currency management issues, difficulties in collecting accounts receivable, imposition of public sector controls, trade and tariffs restrictions, price or exchange controls, limitations on repatriation of earnings, longer payment cycles, political and economic instability, seasonal fluctuations in business activity during the summer months, foreign tax consequences and the burdens of complying with a wide variety of foreign laws and regulations.

     The Company's revenues from countries other than Australia represent less than 10% of its total revenue. The Company presently is not faced with any significant operational risks, including regulatory compliance risks, from other countries in which it operates than Australia. However, as the Company's revenue derived from such countries continues to grow, the Company may experience increased risk due to the above factors.

     The Company conducts most of its business outside the US and thus most of its expenses and revenues, if not all, are derived in foreign currencies. Thus, the Company may experience a material loss due to fluctuations in foreign currencies. The Company typically denominate foreign transactions in foreign currency and have not regularly engaged in hedging transactions.

Suppliers/Service Providers.
---------------------------

     Dependence on Key Suppliers. Should any of the Company's key suppliers experience difficulty in providing product in a timely manner, this could adversely effect the Company's revenues and reputation in the market. Additionally, the failure on the part of these suppliers to develop and manufacture or supply new or enhanced products or software that meet or anticipate technological changes on a timely and cost-competitive basis could have a materially adverse effect on the Company's financial condition and results of operations. Key suppliers are:

     IPC - Non-exclusive distribution agreement dated August 30, 1999 for Australia for an initial term of two years, with automatic extension thereafter, unless terminated in writing upon giving 60 days notice. A performance criterion of $2 million in sales per year is required under the contract. If this is not achieved, IPC may terminate the agreement upon written notice.

     Premiere - Exclusive agreement dated December 2, 1999 with Premiere to carry all the fax broadcast traffic for a period of 12-24 months subject to service and pricing criteria. This agreement is automatically renewed subject to a six (6) month cancellation notice by either party.

     Witness - Non-exclusive distribution agreement dated May 6, 1999 for Australia for an initial three year period. Thereafter it may be renewed for successive one year periods by mutual agreement. Termination upon giving 60 days notice or on breach of contract. Performance criteria of $500,000,$1,000,000 and $1,500,000 in years 1, 2 and 3 respectively.

     Pipkins - Non-exclusive distribution agreement for Australia is in the process of being finalized and the Company and Pipkins continue to operate and conduct business in the same manner based on a purchase order basis.

     Rockwell - Non-exclusive distribution agreement dated April 30, 1999 for Australia for an initial term of one year, with extension by written amendment. Termination upon giving 90 days notice or on breach of contract. The Company and Rockwell are presently finalizing a written amendment to extend the agreement.

     Trans-lux - No contract in place. Has been operating on a purchase order basis for in excess of seven years.

                                                                      Annex C-12

     Trend Micro - An agreement dated February 21, 2000 with Trend Micro to supply up to date virus scanning software on the Flexemessaging Gateway for an initial period of two years with automatic extension. Termination upon giving 60 days notice.

     Agreement with IPC For the year ended June 30, 2000, sales of the IPC products accounted for 47% of the sales of the Voice and Data Division. IPC, a previous competitor to V Band, has acquired V Band and the Company has been appointed the Australian distributor of IPC products. Under the new distributorship arrangement with IPC, margins on sales and costs to support these systems are similar to those of supporting V Band products.

     No Long-term Contracts - The Company does not typically have or utilize long-term contractual agreements with its clients, suppliers or vendors and thus such may not continue to transact business with the Company in the future if competitors develop products and services that are more sophisticated, efficient and cost effective, or our technological advances are not timely and responsive to our clients individual needs or our products become obsolete. The information and telecommunications service market continually attracts new competitors and technologies which may offer or provide more sophisticated, efficient and cost effective products and services which would have a material adverse effect upon the Company's business, financial condition and operations.

     Reliance on third parties A substantial portion of the Company's total revenues are derived from the sale of products manufactured by third parties and the provision of professional services in connection with the sale and maintenance of such products. As a result, any factor adversely affecting such distribution rights or services would have a material adverse effect on the Company's business and results of operations.

Regulations.
-----------

     Enforcement of Civil Claims - The Company was incorporated under the laws of Idaho, while the operating entities are based in Australia. Certain of its directors and all of its officers reside, and all of its assets are located, outside of the United States. It may not be possible for investors to effect service of process within the United States upon the directors and officers of the Company. It may also not be possible to enforce judgments obtained in United States courts predicated upon the civil liability provisions of applicable securities laws of the United States against the Company or its directors and officers.

     Change in government policies - A deterioration in economic conditions in countries where the Company carries on business or other factors could result in a change in government policies which may materially affect the Company's financial position and results of operations.

     Regulation of the telecommunications industry - The telecommunications industry is subject to regulatory control. Any amendments to current regulations could have a material adverse effect on the Company's business, results of operations and prospects.

     Deregulation of the Australian Telecommunications Industry - On July 1, 1997 the Australian Telecommunications Industry deregulated. Until late 1999, only national and international calls were allowed to be offered by licensed carriers. Since deregulation new and emerging carriers have been taking market share away from the incumbent, Telstra Corporation Limited. This is evidenced by Telstra's retail market share of the national and international call market being forecast at below 50% in 1999, as compared to 74% in 1994 (Source:Telstra/Austel). As a result, fax broadcast revenues and margins per minute are expected to continually reduce in order to secure market share and customer base, as existing and new competitors continue to increase market share through cost leadership strategies, as a result of reduced carriage costs.

     Regulation of broadcast faxing and emailing - In recent years, legislation has been enacted in the United States, Europe, Australia and other countries restricting fax or Email broadcasting especially by businesses to private numbers/addresses. Similar restrictions are starting to appear governing business-to-business fax broadcasting and this may have an adverse affect on the Company's business and results. Current trends in regulation of electronic messaging are that messages should only be sent to those that want the information in the message or have "opted in" to receive specific types of information from time to time. The Company is not aware if the Company's customers have obtained `opt in' status from the recipients to whom they intend to send their messages.

                                                                      Annex C-13

Competition and Competitive Business Conditions.
-----------------------------------------------

     Competition - The Company's Voice and Data Division operates in a highly competitive environment. The markets in which the Company operates are comprised of a substantial number of global and regional competitors, many of which have greater financial, engineering, manufacturing and other resources than the Company. Competing with such companies will require continued investment by the Company in engineering, research and development, marketing and customer service and support. Future profitability will depend upon broader market penetration that the Company has yet to secure. The fax broadcast and messaging industry is intensely competitive and served by a wide range of companies, including major telephone service providers, ISPs in developed countries and other companies specializing in providing fax services. Many of these companies have significantly greater financial resources and reach than the Company and extensive established networks. Typically, Flexemessaging does not have long-term contractual agreements with its clients and there can be no assurance that its clients will continue to transact business with the Company in the future. In addition, there can be no assurance that clients will not elect to use alternatives to Flexemessaging's fax or messaging communications services, such as the Internet, to carry such communications or that companies offering such alternatives will not develop product features or pricing policies which are more attractive to clients than those offered by the Company. Such competition companies may also invite partnering or joint venture arrangements with the Company in one country under a mutual agreement but still remain a strong competitor to the Company in others. This could require the Company to adapt or change out its technology to achieve such partnering or joint venture relationships.

     Uncertainty of Strategic Relationships - The Company plans to enter into strategic relationships or partnerships in order to enable the Company to offer its products and services to a larger customer base and on more economies of scale. The Company's success depends in part on the success of these relationships and the ability of these strategic partners to market and supply the Company's products and services. Failure of one or more of these strategic relationships or partners to successfully develop and sustain a market for our services or the termination of one or more of these strategic relationships could hinder the Company's ability to increase sales and revenue. Additionally, our strategic partners may not view their relationship with the Company as significant to their business and thus any reassessment of their commitment to the relationship could have a material adverse effect on the Company. The ability of our strategic partners to incorporate our products and services into their product and services now and in the future will require the Company to respond timely with new products and services as technological advances are made. If the Company fails to enhance or create new products and services in response to technological changes such could result in the Company's strategic partners terminating their relationship or seeking alternative providers.

     Further, the telecommunications industry is experiencing rapid consolidation. Consolidation within the industry, including consolidations of the Company's clients and strategic partners, could have a material adverse effect on the Company's business, financial condition and operations.

     Uncertainty of Market Acceptance - The Company's future success depends upon the market acceptance of its existing and future computer product lines and services integrating the functionality of the telephone and the computer. This will require the market to accept a new way of exchanging and transmitting information, which will most likely depend upon several factors, including ease of use, price, reliability, access and quality of the service, system security and the products functionality. A decline in the demand for, or the failure to achieve broad market acceptance of the Company's product lines and services would have a material adverse effect on the Company's business, financial condition and operations.

     The Company believe that its future success is also dependent in part upon its ability to route more of its client traffic through the Internet and expand its base of Internet capable nodes. Thus, the Company is dependent upon the viability of the Internet as a medium for the transmission of documents. The Company relies upon third party ISP providers for access to the Internet through Internet capable nodes at varying prices. There can be no assurance that the current pricing structure for the Company's access and use of the Internet will not adversely change. If the Internet proves to be an impractical or unreliable medium for transmission of documents or material capacity constraints develop, the Company's business, financial condition and operations may be adversely affected.

     Reliance on computer and communications systems - The Company's business is highly dependent on its computer and telecommunications systems and those of others, such as Premiere, for the operation and quality of service of the

                                                                      Annex C-14

Flexemessaging system. The temporary or permanent loss of all or a portion of any system, for whatever reason, could have a materially adverse effect on the Company's business, financial condition and results of operations.

     Dependence on Telephone Services - In broadcasting faxes or other messaging technologies, Flexemessaging is highly dependent on telephone service provided by local and long distance telephone companies in countries throughout the world. The quality and availability of telephone service varies and in some areas is limited. Any significant interruption in telephone service could adversely affect the Company. Rate increases imposed by telephone companies where Flexemessaging operates nodes will increase the Company's tariffs from Premiere and could adversely affect its financial condition and results of operations. There can be no assurance that an act of sabotage, technical failure, natural disaster or similar event would not cause the failure of a telephone network, other portions of the network or one of the switching facilities as a whole, resulting in the interruption of the Company's services. Such an interruption of service could have a material adverse impact on the Company's business, financial condition and operations.

     Dependence on Internet Service Providers (ISPs) - In using the Internet as a receiving, transport or delivery mechanism for its messages, the service is highly dependent on the performance of ISPs throughout the world. As message traffic can be handed off from ISP to ISP beyond the control of the Company, any resultant traffic loss, failure or poor performance by any ISP in the chain could have a detrimental effect upon the service level and performance of the Company's service. This in turn could effect the Company's clients who may then opt not to use the service. Although the Company will always try to use reliable ISPs there can be no assurance that such performance problems will not occur.

     Dependence on key customers - Flexemessaging derives a significant portion of its revenues from a relatively small number of customers and there and there is no assurance that such customers will continue to provide the same levels of revenue in the future.

     Concentration of Clients in the Financial Services Industry - Historically, a significant portion of the Company's revenues have been derived from sales to clients in the financial services industry. If the financial services industry suffers an economic downturn, it is likely that the Company would experience a decline in revenues, which could have a materially adverse effect on the Company's financial condition and results of operations. During the year ended June 30, 2000, a voice dealing system was installed generating 16% of the total revenues of the Company for the year.

Technology.
----------

     Lack of Patentable Technology - The Company owns no patentable technology. None of the Company's distributorship agreements provide the Company with exclusive proprietary technology and there can be no assurance that the Company will be able to sustain a competitive advantage against other firms with access to the same technology.

     Dependence on unpatented proprietary know-how - Unlike certain of its competitors, Flexemessaging relies on unpatented proprietary know-how. This know-how, or in house knowledge concerning the underlying concepts and operational methods of its technology cannot be patented. While the Company employs various methods to protect its know-how, such methods may not afford complete protection and there can be no assurance that others will not independently develop such know-how, obtain access thereto or develop a more efficient system.

     Technology Risk. The market for the Company's products and services is
     ---------------
characterized by rapidly changing technology, frequent new product introductions, evolving industry standards and evolving methods of building and operating communications systems. The Company's ability to compete effectively is dependent upon its ongoing significant investment in software development and telecommunications technology by continuing to enhance its current services, and develop and introduce new services and products in a timely fashion. There can be no assurance that the Company will be successful in anticipating or adapting to technological changes or in selecting and developing new and enhanced technology on a timely basis. Future technological advances in the continually changing telecommunications industry may result in the availability of new services, products or methods of electronic document delivery that could compete with the document distribution services currently provided by Flexemessaging.

                                                                      Annex C-15

Moreover, decreases in the cost of existing products or services could enable the Company's current or potential clients to fulfill their own needs for electronic document distribution services more cost efficiently than through the use of the Company's services. The Company could be adversely affected in the event of such technological change, or if such changes in technology enable additional companies to offer services which could replace some or all of the services presently offered by Flexemessaging.

COMPETITION

     The Company's competition is very strong and consists of large carriers, ISPs as well as new start up industries. For the Flexemessaging Division such competitors include PTEK Holdings (incorporating Xpedite), NetMoves (formally FaxSav), Newsnet.com, AAPT or other carriers and ISPs, in addition to some large media companies distributing news releases, and some startup companies offering "free" fax services. The competitors for Voice and Data include British Telecom, Lucent Technologies, Nice, Blue Pumpkin, Hanson, NEC, Nortel and any Company offering call center services, products or solutions.

ITEM 2.   DESCRIPTION OF PROPERTY

     All Company property is leased. The Company currently operates from the following offices:

     Australia, Sydney        27th floor Grosvenor Place    Head Office address for       Lease expires
                              225 George Street Sydney      all companies of Trade        on 31 July 2001
                              NSW 2000  Australia           Wind Communications
                                                            Limited and Flexemessaging

     Australia, Sydney        210 George Street             Voice and Data                Lease expires
                              NSW 2000 Australia                                          on 30 June 2002

     Australia, Melbourne     Level 7, Royal Insurance      Flexemessaging                Monthly tenancy
                              Building                      Voice & Data
                              440 Collins Street
                              Melbourne Victoria 3000

     Property occupied is currently adequate for the Company's needs.

ITEM 3.   LEGAL PROCEEDINGS

     There is no material litigation pending or threatened by or against the Company.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to security holders for a vote. The Board of Directors will present a matter to vote to the shareholders concerning the proposed exchange offer made by its majority shareholder, TWC, during the third quarter of this fiscal year. The Board will call a special meeting of shareholders to be held no later than March 15, 2001 regarding this matter.

                                                                      Annex C-16

                                    PART II

ITEM 5.   MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's common stock is presently quoted in the pink sheets. The Company's common stock commenced trading on the "Over-the-Counter Bulletin Board" in April 1999 at $3.00 per share under the symbol of "FLXM". Quotations reflect inter-dealer prices, without retail markup, markdown or commission, and may not represent actual transactions.

                                        High Bid               Low Bid
                                        --------               -------

Qtr ended June 30, 1999                   4.50                   3.00

Qtr ended September 30, 1999             3.375                   2.00

Qtr ended December 31, 1999              4.825                   4.53

Qtr ended March 31, 2000*               6.6875                  3.125

Qtr ended June 30, 2000*                 3.375                    .55

Qtr ended September 30, 2000              1.15                    .45

Qtr ended December 31, 2000              1.012                   .301

-------------------
*  as provided by Pink Sheets LLC

     As of April 2000, the Company was delisted from the Over-the-Counter Bulletin Board. The Company will not be able to relist and trade on the Over-the-Counter Bulletin Board until it is granted clearance from the Securities and Exchange Commission on its Registration Statement on Form 10-SB/A.

     There are approximately 31 holders of the Company's common stock. From 1970 to 1984 the Company issued its common stock to various independent contractors and employees for their services. Presently there are 10,200,000 shares of the Company's common stock outstanding with 20,000,000 common stock authorized. All of the issued and outstanding stock of the Company was issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

     The Company has not paid any dividends to date and has no plans to do so in the immediate future.

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS

     The core elements of the Company's business are messaging and communications represented by the Company's two operating divisions, Flexemessaging and Voice & Data. The Company offers a range of quality products and solutions in both of these markets. The expansion of digital messaging is particularly strong and the Flexemessaging Division is rapidly broadening its offerings to meet customer demand. Similarly, in the systems market, the convergence of computer technology with telecommunications infrastructures has created a demand for ever-increasing functionality. The Voice & Data Division markets a range of products designed to take advantage of some of these opportunities within its targeted niches of financial trading, command/control centers and call centers.

     In connection with their report on our consolidated financial statements for the years ended June 30, 2000 and 1999, BDO International, our independent auditors, raised substantial doubt about our ability to continue as a going

                                                                      Annex C-17
concern because of recurring losses from operations and a net working capital deficiency. See Note 1c to the Consolidated Financial Statements as well as the section on Liquidity and Capital Resources, below, for discussion.

PLAN OF OPERATIONS

     Management has established the following objectives for the Company over the next 12 months:

     1. Continue to reposition the Company into a more broad based and value added messaging service and away from its heavy reliance on fax distribution using its proprietary network. The ongoing focus will be on providing delivery capability to a wide variety of delivery platforms, especially new messaging delivery platforms, such as WAP (wireless application protocol) etc.

     2. Identify m-commerce and e-commerce opportunities complementary to the messaging basis of the Company. These opportunities are currently under active consideration and will initially be financed in house. The actual costs will only be known after a project research and feasibility study is completed. This is expected to be completed by the end of the forthcoming third fiscal quarter.

     3. Seek Acquisition, Partnering or Joint Venture opportunities, which will be complementary to the future messaging strategy and provide opportunities for growth.

     4. Expand or identify opportunities to service new areas of the market. The first of these opportunities has been addressed by the specialized email delivery service that will be launched in the forthcoming second fiscal quarter.

     5. Upgrade the existing delivery engine to be compatible with the latest technological trends to facilitate data interchange with current and future messaging technologies.

     6. Expand the Company's Voice and Data business and product range. Due to the consolidation in the financial dealing room market the emphasis will be changed from turret systems to call centers and their applications.

Most of the Company's objectives will involve minimal capital expenditure, with the exception of any acquisitions that the Company may pursue. These will be funded by the issue of shares or by cash raised from the investment community.

     As a result of the reverse acquisition of TWG by the Company completed in February 1999, the historical financial information and financial statements presented herein are those of TWG, the accounting acquirer and predecessor of the Company. Thus, the financial position and results of operation of the Company were recorded in Australian dollars, the functional currency, and have been converted to US dollars.

RESULTS OF OPERATIONS AND FINANCIAL POSITION FOR FISCAL YEARS ENDING JUNE 30, 2000 AND 1999

    The financial position and results of operations of the Company for the years ended June 30, 2000 and 1999 are determined using the Australian dollar as the functional currency. Assets and liabilities are translated at the exchange rate in effect at each period end. Amounts on the statement of loss and comprehensive loss are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of different exchange rates from period to period are included in the comprehensive income account in shareholders' equity. The gains and losses from foreign currency transactions are included in net loss. The Australian and United States dollar exchange rates at the balance sheet date and the average exchange rates for each year under review were as follows for $1 Australian:

                                                                      Annex C-18

          June 30, 2000                                  0.5995
          July 1, 1999 - June 30, 2000                   0.6280
          June 30, 1999                                  0.6565
          July 1, 1998 - June 30, 1999                   0.6273
          June 30, 1998                                  0.5980
          July 1, 1997 - June 30, 1998                   0.6710
          June 30, 1997                                  0.7440

     Management considers that there are no potential inflation issues affecting the Company's business. The Company does not currently have any currency rate hedges in place.

     Management's discussion and analysis of operations for all periods are on the converted US dollar figures. References have been made to certain figures before taking into account the effect of the foreign currency translation adjustment where necessary.

COMBINED RESULTS OF OPERATIONS

     Combined revenues increased by 17% to $10,945,636 for the year ended June 30, 2000, compared to $9,108,219 for the year ended June 30, 1999. Cost of sales increased to $6,272,211, up from $4,835,707 in the prior year. Cost of sales as a percentage of revenue was 57%, up from 53% in the corresponding period. Total operating expenses before reorganization costs decreased 23% to $5,560,973 from $7,213,499 in the prior year. Total operating expenses for the year ended June 30, 1999 include a charge of $1,500,000 relating to performance shares issued for no consideration to AICH. The value assigned to these shares is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. Total operating expenses after reorganization costs decreased 12% to $6,376,686 from $7,213,499 in the prior year. A net loss before reorganization costs for the year ended June 30, 2000 of $943,813 was reported, which represented a 73% improvement from the net loss reported for the year ended June 30, 1999 of $3,537,411. A net loss after reorganization costs for the year ended June 30, 2000 of $1,759,526 was reported, which was a 50% improvement from the net loss reported for the year ended June 30, 1999 of $3,537,411.

     A detailed explanation of the results by operating division follows.

FLEXEMESSAGING DIVISION

     Revenues. Flexemessaging revenue increased 5% to $3,627,309 for the year ended June 30, 2000 from $3,447,030 for the year ended June 30, 1999. Revenue increased as a result of a stronger focus being placed on account management as well as on product differentiation and branding. During the year, two new products were launched: Flexemedia - a value add delivery service for the dissemination of news and press releases to a media database, maintained by the Flexemessaging Division; and Flexedirect - a value add fax broadcast service allowing full personalization and customization. This allows customers to combine a template with a database, ensuring that each recipient receives data specific to himself/herself. Flexedirect was launched late in the fourth quarter.

     The revenue increase was offset somewhat due to a decrease in international revenues as a result of lower revenues reported from those countries where the Division has transferred the customer base to Premiere. As a result of the outsourcing of our network, the Company will only report a percentage of the revenue generated by the customer base now serviced by Premiere. It is uncertain what future level of revenue is to be received from Premiere as it is based on future levels of transaction activity generated from the former customer base that has now transferred to Premiere. In other words, the Company will only earn revenue if Premiere has generated revenue from the Company's former customer base, which is dependent on those customers using the service. Revenues generated from the customer base now serviced by Premiere amounted to $83,860 for the year ended June 30, 2000 as compared to $520,083 for the year ended June 30, 1999.

     Cost of sales. Cost of sales comprises local access charges, leased network backbone circuit expenses, line rental, distributors' commission, software maintenance and support, and domestic, long distance and international termination charges. These are variable costs based on actual volumes. Cost of sales amounted to $1,943,288 for the year ended June 30, 2000 compared to

                                                                      Annex C-19

$2,219,827 for the prior year. Cost of sales as a percentage of revenue decreased to 54% for the year ended June 30, 2000, compared to 64% for the corresponding period since the costs associated with the Company's network infrastructure, such as local access charges, leased network backbone circuit expenses, and line rental, have been out-sourced to Premiere.

     Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the Company's operations. Total operating expenses before reorganization costs for the year ended June 30, 2000 amounted to $2,192,160 compared to $2,596,181 in the corresponding period. Total operating expenses after reorganization costs for the year ended June 30, 2000 amounted to $2,843,695 compared to $2,596,181 in the corresponding period. Depreciation decreased to $214,780 for the year ended June 30, 2000, compared to $304,409 in the prior year, as a result of network equipment being written down upon the service being out-sourced to Premiere.

VOICE AND DATA DIVISION

     Revenues. Revenues consist of sales from systems integration solutions for voice, call center, electronic display, paging, call recording and data applications. Revenues increased 29% to $7,318,327 for the year ended June 30, 2000, from $5,661,189 for the year ended June 30, 1999. The net increase is mainly attributable to: (1) increased sales of IPC voice systems (sales increased by $1,058,150); (2) increased sales of electronic displays (sales increased by $541,422); (3) increased sales in the paging division as a result of more DECT system sales (sales increased by $189,289); (4) increased sales of call center solutions (sales increased by $268,112); (5) increased service and maintenance revenue due to a stronger focus being placed on signing additional maintenance contracts (sales increased by $196,005; (6) reduced sales activity in the logger and data areas as focus has been diverted away from these non-core areas to the core areas of voice, call centers and maintenance (sales reduced by $452,817).

     Cost of sales. Cost of sales consists of the purchase of third party products, necessary to complete the Company's systems integration solution. Cost of sales for the year ended June 30, 2000 amounted to $4,328,923 compared to $2,615,880 for the previous 12 months. Cost of sales as a percentage of revenue increased to 59% for the current financial year up from 46% for the year ended June 30, 1999. The increased percentage is a result of supplying larger project system sales as opposed to providing a larger proportion of relocation and ancillary support and maintenance services to the voice customer base, as well as a change in the overall revenue mix, where different product groups attract different gross margins.

     Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Total operating expenses for the year ended June 30, 2000 amounted to $2,806,739 compared to $2,858,593 in the corresponding period. Depreciation reduced to $85,179 for the year ended June 30, 2000, compared to $126,159 in the prior year.

LIQUIDITY AND CAPITAL RESOURCES FOR THE FISCAL YEARS ENDED JUNE 30, 2000 AND
1999

     The Company's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. In connection with their report on our consolidated financial statements for the years ended June 30, 2000 and 1999, BDO International, our independent auditors, expressed substantial doubt about our ability to continue as a going concern because of recurring net losses and negative cash flows from operations. See Note 1c to the Consolidated Financial Statements for discussion.

     Management believes that current cash resources are adequate to satisfy the management objectives outlined above as well as to provide working capital and sustain our operations for the next fiscal year. We expect that these resources will be provided from the following sources:

                                                                      Annex C-20

     o Sales of the accounts receivable of the Flexemessaging Division under a working capital based factoring facility established with Scottish Pacific Business Finance Pty Ltd

     o    Cash profits generated from the Voice & Data and Flexemessaging
          Divisions

     The Company has financed its cash requirements for operations and investments in capital assets mainly through private sales of equity securities and loan financing. In July 1999, AICH provided a bridge loan for $500,000 secured by a promissory note, accruing interest only after AICH had raised minimum net capital of $1.5 million for the Company. The outstanding balance on the promissory note will be repaid once the Company is listed on a national exchange such as American Stock Exchange, NASDAQ or other national exchange. The outstanding balance owing under the bridge loan of AICH at June 30, 2000 was $12,225, reflecting a set-off in the amount of $237,275 in accordance with the terms of the Deed of Release (See, Note 1a).

     In September 1997, the Company arranged an unlimited working capital-based facility with Scottish Pacific Business Finance Limited ("Scottish Pacific"), in respect of the Australian domiciled customers of Flexemessaging Global Services. In accordance with Scottish Pacific lending criteria, this facility has been secured by a lien over the assets of Trade Wind Marketing Pty Ltd (a wholly owned subsidiary of TWG) as well as guarantees by TWG and its subsidiaries. Interest is charged at the highest of the prevailing rates of either Westpac Banking Corporation, Australia and New Zealand Banking Group Limited or National Australia Bank Limited plus a margin of 2%. The prevailing interest rate at June 30, 2000 was 10.39% (1999: 10.93%). Funds under the facility are advanced based on sales invoices with repayment of such advanced funds being made from payments received relating to the invoices and other working capital and external sources. The outstanding balance owing to Scottish Pacific as at June 30, 2000 was $36,249. The original term of this agreement was for a 12-month period with automatic renewal. This agreement may be terminated by Scottish Pacific by giving one month's notice or by the Company giving three month's notice. If the Company terminated this facility, paying off the outstanding balance would result in the Company having direct access to all the receipts on the outstanding invoices for working capital purposes.

     As a result of the Flexemessaging Division beginning to report a profit since February 2000, cash generated from operating activities was $1,004,631 for the year ended June 30, 2000, compared to $1,823,623 used in operating activities for the year ended June 30, 1999. Accounts receivable decreased $350,899 to $1,548,815 from $1,899,714 for the year ended June 30, 1999 as a result of better credit management and more focus being placed on collections and receipt of outstanding receivables. Accounts payable and other accruals increased by $1,129,143 compared to a reduction of $1,024,398 in the prior comparative year, mainly as a result of trade payables incurred in the fourth quarter that will be paid after year end, as well as a general increase in trading activity.

     Cash used in investing activities, consisting primarily of the purchase of capital assets, amounted to $25,725 for the year ended June 30, 2000, compared to $481,852 in the corresponding period in 1999. Cash generated from financing activities, amounted to $747,099 compared to $1,834,510 in the prior year primarily as a result of loans raised in the current year as compared to loans raised, stock issued and capital contributed in the prior year.

     Cash and equivalents increased to $1,726,005 for the year ended June 30, 2000, compared to a decrease of $470,965 in the previous year, as a result of cash generated from operations, loan finance and capital contributions.

NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

                                                                      Annex C-21

     On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

ITEM 7.   FINANCIAL STATEMENTS (SEE PART F/S BELOW)

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Not applicable.

                                                                      Annex C-22

                                    PART III

ITEM 9.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     The directors and officers of the Company are as follows:

     NAME                     AGE         POSITION
     ----                     ---         --------

     Nicholas Bird            62          CEO, President and Director

     Frank Favretto           48          Director

     Martin McCarthy          44          Director

NICHOLAS BIRD is a cofounder of TWC and has extensive engineering and managerial experience, especially in South East Asia. In 1970, he joined Philips Telecommunications Industries, Hilversum, Holland in their Singapore operation and was soon promoted to Regional Manager of South East Asia for Telecommunications and Data Systems. During this time, he set up a telecommunications factory in Singapore for PABX and application development. Until 1981, Mr. Bird led Philips Telecommunications' Singapore operation in becoming a market leader in most of its chosen areas, increasing annual revenues of S$250,000 to in excess of S$20 million. Philips transferred Mr. Bird to Australia in 1985 as its Group Product Manager, Telecommunications and Data Systems. In this position, he was responsible for strategy and direction to make the Australian operations profitable. Philips instructed its Australian Company to rationalize its operations. This eventually led to a management buyout. He participated in the buyout and founded Trade Wind Technologies Pty Ltd (formerly known as Trade Wind Communications Pty Ltd) in December 1986. He has been significant in the growth and development of TWC and he now uses his expertise for the continued growth of the Company in the capacity of Chief Executive Officer. Mr. Bird was appointed as Chief Executive Officer and as a Director to the Board of Directors of the Company on February 5, 1999.

FRANK FAVRETTO is a Chartered Accountant in Australia and is the non-executive director of AusAsean Management Ltd., an Australian private Company and Chairman of Coms21 Limited, an Australian public Company. Mr. Favretto established Bankers Trust Australia's stock-broking operations in 1984 and held the positions of Chairman and nonmember director of its Australian Stock Exchange membership from 1984 to 1991. In 1991, he became Executive Vice-President of Bankers Trust Australia's equity underwriting committee. In this role, Mr. Favretto gained considerable experience in private and public capital raisings. He was appointed a Director of TWC in November, 1996 and has been appointed to the Board of Directors of the Company since completion of the reverse acquisition of SVI in February 1999.

MARTIN MCCARTHY, was recently appointed a Director of the Company in May, 1999. Mr. McCarthy was the President and CEO of IDD Enterprises, L.P. ("IDD") which was recently sold to Dow Jones and Company. Mr. McCarthy has been a pioneer in the online world for almost two decades. He has managed large organizations that have created, commercialized and deployed leading edge technologies in the areas of communications, information services and transactions. Prior to joining IDD in 1988, Mr. McCarthy served as Vice President of Office Message and Information Services at Western Union and was the youngest corporate officer in the firm's 130 year history. Mr. McCarthy has an MBA from Harvard University.

     The above listed officers and directors will serve until the next annual meeting of the shareholders or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified. Vacancies in the existing Board of Directors are filled by majority vote of the remaining Directors. Officers of the Company serve at the will of the Board of Directors.

                                                                      Annex C-23

CONFLICTS OF INTEREST

     Members of the Company's management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Insofar as the officers and directors are engaged in other business activities, management anticipates it will devote only a minor amount of time to the Company's affairs.

     The officers and directors of the Company are now and may in the future become shareholders, officers or directors of other companies that may be formed for the purpose of engaging in business activities similar to those conducted by the Company. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of the Company or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.

     The officers and directors are, so long as they are officers or directors of the Company, subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If the Company or the companies in which the officers and directors are affiliated with both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if the Company should decline to do so. Furthermore, no officer or director of the Company has ever promoted, is promoting or will be promoting any other blank check Company during their tenure as an officer and director of the Company. Accordingly, there presently exists no conflict of interest in this regard. Except as set forth above, the Company has not adopted any other conflict of interest policy with respect to such transactions.

     No directors have failed to file on a timely basis, reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934 during the year ended June 30, 2000 or any prior fiscal year.

ITEM 10.  EXECUTIVE COMPENSATION

     The Company does not currently compensate any executive directly. Nicholas Bird is employed by TWG, the Company's operating subsidiary, under the terms of an employment agreement that provides for discretionary incentive compensation, including without limitation, the grant of unvested options of the Company's common stock and bonuses. For the year ended June 30, 2000, Mr. Bird received total remuneration of $132,394 (1999: $81,543; 1998: $91,209), which comprised a base salary of $85,117 (1999: $41,713; 1998: $65,620), and other compensation, comprising superannuation contributions (similar to defined contribution plans) and life insurance premiums of $47,277 (1999: $39,830; 1998: $25,589).

BOARD OF DIRECTORS COMPENSATION

     The Company does not pay directors who are also executive officers for service on the Board of Directors. Non-executive directors receive $1,500 per meeting and are reimbursed for their expenses incurred in attending meetings of the Board of Directors.

LONG-TERM INCENTIVE AND PENSION PLANS

     The Company does not hold any long-term incentive or defined benefit pension plans. In relation to the Company's subsidiary operations in Australia, according to legislation the Company provides funds for long service leave to staff who becomes eligible after 10 years of continuous service. Superannuation (defined contribution benefits) payments are in line with norms in the various countries that the Company and its subsidiaries operate.

     The Company is presently reviewing the merits of establishing an incentive stock option plan for its key officers, directors and employees; however, no such plan has been approved or implemented.

                                                                      Annex C-24

OTHER

     No director or executive officer is involved in any material legal proceeding against the Company in which he will receive a benefit from such legal proceedings.

EMPLOYMENT AGREEMENTS

     The Company currently has no employment agreement with any of its employees. Certain employees have appointment letters that set out the standard terms and conditions of employment but do not incorporate any contractual obligations on employees to remain in the employ of the Company. Nicholas Bird is an employed by TWG, the Company's operating subsidiary, under the terms of an employment agreement dated March 11, 1999 that provides for discretionary incentive compensation, including without limitation, the grant of unvested options of the Company's common stock and bonuses.

The compensation to be provided to Mr. Bird during the term of his agreement is as follows:

     1. an annual salary of $197,027 exclusive of mandatory superannuation contributions, with the salary to be increased annually by a minimum of 5%;

     2. performance based bonuses, if relevant performance criteria, determined by the Board of Directors, TWG and other parent companies from time to time are achieved;

     3. life and disability insurance with the insurance proceeds to be paid to Mrs. A. .J. Bird;

     4. financial tax advice provided by the Company's or TWG's auditors or financial consultants;

     5. company vehicle (including all reasonable operation costs) or a mutually agreed allowance in lieu of a vehicle; and

     6. costs and maintenance of a telephone line, fax line and security to the employee's residence including costs of calls.

     The initial term of the employment agreement is for five years and will continue in force thereafter until terminated by either party on two months' notice. Either party may terminate the employment agreement after the expiration of three years, provided six months' written notice is given. TWG may terminate the employment agreement at any time upon the occurrence of certain stated events. If TWG wishes to terminate the employment agreement without giving the required notice, TWG is required to pay Mr. Bird the greater of an amount equal to his annual salary package for the balance of the term or equal to his annual salary package for the last 18 month period of the term.

     The employment agreement may also be terminated by either party immediately upon the earlier of any of the following events (individually, a "Termination Event"), in which case TWG must pay Mr. Bird an amount not less than the greater of his salary package for the balance of the term or his salary package for the preceding 12 months:

     o any person or group of persons associated with each other becoming the beneficial owner, directly or indirectly, of more than 40% of the total issued shares of TWG or any holding company of TWG;

     o any person or group of persons associated with each other who are principally engaged in a business which is competitive with the business carried on by the TWG becoming the beneficial owner, directly or indirectly, of more than 20% of the issued shares of TWG or a holding company of TWG; and

     o TWG or a holding company of TWG merging with or into another person or selling, assigning, conveying, transferring, leasing or otherwise disposing of all or potentially all of the assets of TWG to any person, or any person merging with or into TWG or a holding company of

                                                                      Annex C-25

          TWG, in each case pursuant to a transaction in which the issued shares of TWG or a holding company of TWG are converted into or exchanged for cash, securities or other property.

     Mr. Bird has agreed during the terms of his employment not to be actively engaged or interested, directly or indirectly, in any capacity whatsoever, in any employment other than in connection with the business conducted by TWG during the term of his employment and for one year after the expiry of the employment agreement, except where the agreement is terminated following a Termination Event. Mr. Bird may, however, hold securities in a company or be the beneficiary of a trust, which holds securities in a company, which may carry, on business in competition with TWG.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's Charter and Bylaws provide that indemnification for all directors and officers to the full extent permitted by the Idaho Corporation Law. Under such provisions, any director or officer who, in such capacity, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board determines the director or officer acted in good faith and in a manner the director or officer reasonably believed to be in or not opposed to the Company's best interest. The Charter, Bylaws, and the Idaho Corporation Law further provide that indemnification is not exclusive of any other rights to which individuals may be entitled under the Charter, the Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

     The Company has the power to purchase and maintain insurance on behalf of any person who is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss incurred by any person in any capacity or arising out of his status as, whether or not we would have the power to indemnify person against liability under Idaho law.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below lists the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of such securities, as well as the securities of the Company beneficially owned by all directors and officers of the Company. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the stock shown.


  -------------------------------- ----------------------------- -----------------------------
              NAME(1)                    NUMBER OF SHARES         PERCENTAGE OF OUTSTANDING
                                                                          SHARES(2)
  -------------------------------- ----------------------------- -----------------------------
  Trade Wind                                8,800,000                        86.3%
  Communications Limited
  -------------------------------- ----------------------------- -----------------------------
  Nicholas Bird(3)                          1,276,973                        12.5%
  -------------------------------- ----------------------------- -----------------------------
  Martin McCarthy(4)                          231,314                         2.3%
  -------------------------------- ----------------------------- -----------------------------
  Frank Favretto(5)                           168,307                         1.7%
  -------------------------------- ----------------------------- -----------------------------
  All officers and Directors as             1,676,594                        16.4%
  a group (3 persons)
  -------------------------------- ----------------------------- -----------------------------

(1) Except as otherwise indicated, the address for each of the named individuals is c/o Flexemessaging.com, Inc., Level 27 Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia.

(2) Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of warrants or options are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

                                                                      Annex C-26

(3) Represents shares held by Trade Wind Communications Limited of which Skyglen Pty Limited, an Australian trust company, is a shareholder. Mr. Nicholas Bird is trustee of Skyglen Pty Limited. Mr. Bird is a member of the Board of Directors of Trade Wind Communications. Mr. Bird disclaims beneficial ownership with respect to the shares of the Company's common stock owned by Trade Wind Communications Limited. Mr. Bird is a director of the Company and is President and Chief Executive Officer of the Company.

(4) Represents shares held by Trade Wind Communications Limited of which Mr. Martin McCarthy is a shareholder. Mr. McCarthy has no control over Trade Wind Communications Limited or power to direct Trade Wind Communications' voting or disposition of its interest in the Company's common stock. Thus, Mr. McCarthy disclaims beneficial ownership with respect to the shares of the Company's common stock owned by Trade Wind Communications Limited. Mr. McCarthy is a director of the Company.

(5) Represents shares held by Trade Wind Communications Limited of which Valazco Pty Limited, an Australian trust company, is a shareholder. Mr. Frank Favretto is trustee of Valazco Pty Limited. Mr. Favretto disclaims beneficial ownership with respect to the shares of the Company's common stock owned by Trade Wind Communications Limited. Mr. Favretto is a director of the Company.

     Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

     The balance of the Company's securities are held by approximately thirty-one persons.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no related party transactions or any other transactions or relationships during the year ended June 30, 2000 that are required to be disclosed.

     Subsequent to the year end, management of the Company has considered reorganizing the Company to a foreign jurisdiction in order to more efficiently and cost-effectively manage the Company's operations as well as avail itself to foreign financing. The Board of Directors have approved an exchange offer proposal from its major shareholder, TWC, whereby the Company would become a wholly owned subsidiary of TWC and TWC would then merge the Company into a newly created subsidiary located in Bermuda. Under this proposal, TWC would become the successor issuer to the Company (pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934, as amended) providing the shareholders with the continued benefit of the Company's present reporting status through TWC, as well as TWC's existing listing on the Canadian Ventures Exchange. The Company would also then be reorganized under the laws of Bermuda which will allow management to more efficiently and cost effectively manage the Company and seek to raise funds in Australia and Canada where the Company and TWC's reputations are better known. On September 1, 2000, the Board of Directors approved the exchange offer upon determining the offer would be in the best interest of the Company. The Board requested and received an opinion of Horwath Investment Services Pty Ltd supporting its determination that the exchange ratio and transaction is fair and reasonable. Accordingly, the Company will present the matter for a vote to the shareholders at a special meeting to be held no later than March 15, 2001. Specifically, TWC proposes to exchange 1.754880714 of its shares for each outstanding share of common stock of the Company on the record date of October 5, 2000 pursuant to the terms of an Arrangement Agreement and in accordance with
Section 99 of the Bermuda Companies Act and the Idaho General Business Corporations Laws. TWC shareholders approved the exchange transaction on November 9, 2000 at a special meeting of shareholders.

                                                                      Annex C-27

                                    PART F/S

FINANCIAL STATEMENTS.

     The following financial statements are attached hereto and filed as a part hereof.

     1) Table of Contents Financial Statements
     2) Independent Auditors' Report
     3) Consolidated Balance Sheet
     4) Consolidated Statements of Loss and Comprehensive Loss
     5) Consolidated Statements of Changes in Cash Flows
     6) Consolidated Statement of Stockholders' Equity
     7) Notes to Financial Statements

ITEM 13.  EXHIBIT INDEX

No.                                                                  Sequential
                                                                      Page No.


(3) Certificate of Incorporation and Bylaws

     3.1  Certificate of Incorporation and
          Amendments Thereto*

     3.2  Bylaws*

(10) Material Contracts

     10.1  Merger Agreement*
     10.2  IPC Information Systems Inc - Distribution Agreement*
     10.3  Premiere Information Systems Pty Ltd - Heads of Agreement*
     10.4  Premiere Information Systems Pty Ltd - Wholesale Agreement*
     10.5  Trend Micro - Partnership Agreement*
     10.6 Scottish Pacific Business Finance Limited - Undisclosed Factoring Agreement*

(21) List of Subsidiaries*
(27) Financial Data Schedule

     27.1 Financial Data Schedule*

------------------------
*Previously filed

                                                                      Annex C-28

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FLEXEMESSAGING.COM, INC.
                                        (Registrant)
Date: February 2, 2001

                                        /s/ Nicholas Bird
                                        ---------------------------------------
                                        Nicholas Bird, President

                                                                      Annex C-29

                            Flexemessaging.com, Inc.




                     REPORT FOR THE YEAR ENDED JUNE 30, 2000










                                                                      Annex C-30

For financial accounting purposes, as a result of the reverse acquisition by Flexemessaging.com, Inc. (the "Company") of the business assets of Trade Wind Communications Limited ("TWC"), consisting of the stock of Trade Wind Group Pty Ltd., the financial statements presented herein are the consolidated financial statements of the Company for the year ended June 30, 2000 and June 30, 1999.

The Company has two divisions: Voice and Data Division and Flexemessaging Division operating under the trade name of Flexemessaging Global Services. The Voice and Data Division is a specialist supplier and integrator of voice communication systems and decision support applications for dealing rooms, emergency services and other organizations with mission-critical needs. The Flexemessaging Division operates an enhanced fax broadcast service over a global network. Flexemessaging specializes in quality fax broadcasts generated from customers' desktops for delivery to any destination in the world.

SCHEDULE A          FINANCIAL INFORMATION
----------          ---------------------



                                                                      Annex C-31

                          INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS
FLEXEMESSAGING.COM, INC

We have audited the accompanying consolidated balance sheet of Flexemessaging.com, Inc. as of June 30, 2000 and the related consolidated statements of loss and comprehensive loss, stockholders' equity/(deficit) and cash flows for the years ended June 30, 2000 and l999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Flexemessaging.com, Inc. at June 30, 2000 and the consolidated results of their operations and their cash flows for the years ended June 30, 2000 and 1999 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1c to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1c. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 1s, the accompanying financial statements have been restated to reflect the effect of a change in the revenue recognition policy of the Company and to reflect expense for shares issued to AICH for no consideration.

                                             BDO INTERNATIONAL
                                             CHARTERED ACCOUNTANTS
Sydney, Australia
September 28, 2000, except for Note 1s, for which the date is January 16, 2001


                                                                      Annex C-32

FLEXEMESSAGING.COM, INC.
CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------
                                                          NOTE     30 JUNE 2000
                                                                  $
CURRENT
     Cash                                                   2         1,844,917
     Receivables                                            3         1,548,815
     Inventory                                                          201,060
     Deferred charges                                                    97,642
                                                                      3,692,434

CAPITAL ASSETS                                              4           332,286
OTHER                                                       5            14,122
                                                                        346,408
                                                                      4,038,842

--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT

     Trade Creditors                                                  2,102,343
     Sundry creditors and accruals                          6           831,173
     Customer deposits                                                  820,413
     Deferred revenue                                                   265,229
     Current portion of lease obligations                   7            10,859
     Loans payable                                          8            36,249
                                                                      4,066,266

NON CURRENT

     Non current portion of lease obligations               7             9,027
     Loans payable                                          8           145,316
     Notes payable to related parties                       8           113,955
     Employee entitlements payable                                      140,027
                                                                        408,325

TOTAL LIABILITIES                                                     4,474,591

--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY/(DEFICIT)

     Common Stock, $0.001 par value; 20,000,000 shares
     Authorized; 10,200,000 shares issued                                10,200
     Preferred Stock, $0.001 par value; 5,000,000 shares
     Authorized; no shares issued                                             -
     Additional paid in capital                                       6,940,264
     Comprehensive income  foreign currency                 9           217,024
     translation
     Accumulated deficit                                             (7,603,237)
                                                                       (435,749)

                                                                      4,038,842

--------------------------------------------------------------------------------

The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                                      Annex C-33

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

--------------------------------------------------------------------------------
                                                    30 JUNE         30 JUNE
                                           NOTE       2000            1999
                                                        $               $
                                                -------------      -------------
Revenues                                           10,945,636         9,108,219
                                                -------------      -------------
     Less:
     Cost of Sales                                  6,272,211         4,835,707
                                                -------------      -------------

Gross Profit                                        4,673,425         4,272,512
                                                -------------      -------------
Operating Expenses
     Network operating costs                           39,053           106,217
     Selling, general and administrative            5,158,640         5,121,234
     Shares issued for no consideration   1a, 1s            -         1,500,000
     Depreciation and amortization                    363,280           486,048
     Reorganisation Costs                    10       815,713                 -
Total operating expenses                            6,376,686         7,213,499

Loss from Operations                               (1,703,261)       (2,940,987)
                                                -------------      -------------
Other income/(expense)
     Interest paid
          -Leases                                      (3,511)           (1,436)
          -loans - short term                         (70,844)          (59,619)
          -Discount on stock issuance                       -          (550,000)
     Interest received                                 18,090            14,631
                                                -------------      -------------

Loss for the year before income tax                (1,759,526)       (3,537,411)
                                                -------------      -------------

Income tax expense                           11             -                 -
                                                -------------      -------------
Net loss                                           (1,759,526)       (3,537,411)
                                                -------------      -------------
Other comprehensive income/(loss)
Foreign currency translation adjustments               78,291           (96,431)

Comprehensive loss                                 (1,681,235)       (3,633,842)
                                                -------------      -------------

Net loss per share                                      (0.17)            (0.38)
                                                -------------      -------------

Weighted average number of shares                  10,408,333         9,300,000

The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                                      Annex C-34

CONSOLIDATED STATEMENTS OF CHANGES IN CASH FLOWS
--------------------------------------------------------------------------------
                                                  30 JUNE 2000      30 JUNE 1999
                                                -------------      -------------
                                                       $                $
                                                -------------      -------------
CASH PROVIDED/(USED) BY:

OPERATING ACTIVITIES
Operations
     Net loss for the year                         (1,759,526)       (3,537,411)
     Items not involving cash:
     Amortization                                     363,280           486,048
     Performance stock based expense                        -         1,500,000
     Write down of network equipment                  357,080                 -
     Interest expenses related to issuance of
     stock at a discount                                    -           550,000

     Increase/(decrease) from changes in:
     Accounts receivable                              350,899           224,035
     Inventory                                        105,310           (39,644)
     Deferred charges                                 450,380            (7,317)
     Accounts payable and other Accruals            1,129,143        (1,024,398)
     Income taxes                                        (111)               (3)
     Employee entitlement payable                       8,176            25,067
                                                    1,004,631        (1,823,623)

INVESTING ACTIVITIES
     Investments in:
     Capital assets - net                             (25,725)         (481,852)
                                                      (25,725)         (481,852)
FINANCING ACTIVITIES
     Loans raised                                     818,558         1,250,000
     Loans repaid                                           -        (1,000,000)
     Loan payable on securitization of debt           (38,186)            2,687
     Lease payments                                   (33,273)          (25,183)
     Proceeds on issue of stock                             -           689,571
     Contribution of capital                                -           917,435
                                                      747,099         1,834,510

(DECREASE)/INCREASE IN CASH                         1,726,005          (470,965)
Cash at beginning of year                             118,912           589,877
CASH AT END OF YEAR                                 1,844,917           118,912

SUPPLEMENTAL NONCASH INVESTING AND

FINANCING ACTIVITIES

Capital lease obligations                                   -            59,191
Loan converted to share capital                       487,275                 -
Interest                                               74,355            61,055


The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                                      Annex C-35

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY/(DEFICIT)
--------------------------------------------------------------------------------

                                         COMMON STOCK
                                   ------------------------
                                                                ADDITIONAL
                                                                  PAID IN        ACCUMULATED
                                      SHARES       AMOUNT         CAPITAL          DEFICIT
                                   -----------  -----------     -----------      -----------
Balance, at June 30, 1997              680,800      506,515       1,574,378       (1,834,042)
Contributed capital                                                 481,659
                                   -----------  -----------     -----------      -----------
Net loss for the year                                                               (472,258)

                                   -----------  -----------     -----------      -----------
Balance at June 30, 1998               680,800      506,515       2,056,037       (2,306,300)
                                   -----------  -----------     -----------      -----------

Recapitalization on
  February 5, 1999 (see
  Note (a) below)                    8,119,200     (497,715)        497,715
                                   -----------  -----------     -----------      -----------

Common stock for SVI                   500,000          500            (500)
                                   -----------  -----------     -----------      -----------

Shares issued to AICH for
  Placement Agreement                  600,000          600       1,499,400
                                   -----------  -----------     -----------      -----------

Common stock issued on March 16,
   1999 @ $2.50 per share              300,000          300         749,700

Listing costs attributable to
   issuance                                                         (60,429)
Contributed capital on March 31,
   1999                                                             917,345
                                   -----------  -----------     -----------      -----------

Common stock issued on June 9,
   1999 at $1.25 per share             200,000          200         249,800
                                   -----------  -----------     -----------      -----------

Interest expense related to
   stock issued at a discount                                       550,000
                                   -----------  -----------     -----------      -----------

Net loss for the year                                                             (3,537,411)
                                   -----------  -----------     -----------      -----------

Balance, at June 30, 1999           10,400,000       10,400       6,459,068       (5,843,711)
                                   -----------  -----------     -----------      -----------

Performance shares canceled on
   May 31, 2000                       (300,000)        (300)            300
                                   -----------  -----------     -----------      -----------
Shares issued on May 31, 2000          100,000          100         249,900
                                   -----------  -----------     -----------      -----------
AICH loan converted to equity                                       237,275
                                   -----------  -----------     -----------      -----------
Net loss for the year                                                             (1,759,526)
                                   -----------  -----------     -----------      -----------
Costs attributable to issuance                                       (6,279)
                                   -----------  -----------     -----------      -----------
Balance, at June 30, 2000           10,200,000       10,200       6,940,264       (7,603,237)
                                   -----------  -----------     -----------      -----------

(a) The recapitilization that occurred on February 5, 1999 was necessary in order to adjust the issued share capital to 8,800,000 shares. As described in
Note 1 to the financial statements, Flexemessaging.com, Inc acquired the business assets of TWC, consisting of the stock of TWG, in exchange for 8,800,000 shares of common stock of Flexemessaging.com, Inc.


                                                                      Annex C-36

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   ORGANIZATION

     Trade Wind Communications Limited, a Bermudan corporation, listed on the Canadian Ventures Exchange (VSE: TWC) ("TWC") entered into a business combination agreement ("Merger Agreement") on February 5, 1999 with Flexemessaging.com, Inc. (previously Siler Ventures Inc., "SVI") and Atlantic International Capital Holdings Ltd., a corporation located in Bermuda ("AICH"), to complete a reverse acquisition of Flexemessaging.com, Inc. and a financing arrangement of $3,660,000 through the sale of Flexemessaging.com, Inc. common stock pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

     On February 5, 1999, SVI entered into the Merger Agreement with TWC to purchase all of its business assets, consisting of the stock of Trade Wind Group Pty Limited ("TWG"), a wholly-owned subsidiary of TWC, incorporated on September 6, 1988. SVI was a non-operating public shell with no tangible assets and 1.1 million shares of common stock outstanding, consisting of 500,000 shares held by the former shareholders of SVI and 600,000 shares held by or for the benefit of AICH in part consideration for services rendered and in contemplation of future services to be rendered. This merger of TWG and SVI (a non-operating public shell with a tangible asset value of nil) resulted in TWG having actual or effective operating control of the combined Company after the transaction. As a result, this transaction has been treated as a capital transaction in substance, rather than a business combination and has been accounted for as a reverse acquisition. Any references to past accomplishments of the Company and its financial information, prior to the acquisition, relate solely to TWG, as combined, since SVI (now known as Flexemessaging.com, Inc.) has been inactive for several years. SVI acquired the assets of TWG in exchange for the issuance of 8.8 million shares of common stock. This valuation was based on arms length negotiation driven by ultimate ownership principles. A forward valuation (a valuation arrived at by applying a revenue multiple to the Company's future revenue stream) based on future revenues was determined and from this capitalization model, the total outstanding common stock was calculated. Thereafter, the respective equity ownership positions were negotiated. SVI continued the operations of TWG as a wholly owned operating subsidiary.

     In January 1998, TWC entered into an agreement with AICH (the "US Acquisition Agreement") to perform two tasks. First, AICH was to identify an acquisition target and secondly, AICH was to arrange for funding for TWC and its controlled entities pending completion of the acquisition of the acquisition target. Pursuant to that agreement, AICH identified SVI as an acquisition vehicle/target and assisted the Company and TWC in structuring and concluding the reverse acquisition. The transaction or reverse acquisition that resulted from the implementation of the US Acquisition Agreement was documented in the Merger Agreement. In return, the shareholders of SVI were allocated 500,000 of the Company's common stock after it had been recapitilized. The fair value of the assets and liabilities assumed in the reverse acquisition were nil.

     Per the Merger Agreement, AICH was to assist the Company in seeking to raise $3,660,000 through the sale of the Company's common stock pursuant to future private placements. AICH made an interim placement on March 16, 1999 of 300,000 shares of common stock of the Company for $750,000. As a condition of the Merger Agreement with AICH, 600,000 shares of the Company's common stock were to be issued to AICH consisting of (i) 559,016 performance shares for arranging future financing, and (ii) 40,984 shares for services rendered by AICH to assist TWC in raising capital to negotiate and complete the merger transaction. However, the former entity, SVI, erroneously issued these shares as part of its reorganization and reverse stock split undertaken pursuant to the Merger Agreement, rather than holding the shares in reserve for issuance. For this reason, the Company and AICH entered into a Lock Up Agreement in March 1999 whereby the 559,016 performance shares were to be placed in escrow and released from the restrictions set forth in the Lock Up Agreement in proportion to the funds raised by AICH, subject to a minimum of $1 million being raised.

     However, AICH did not raise the required funding within the prescribed time and the Company and AICH mutually agreed to terminate their relationship as of May 10, 2000 under the terms of a Deed of Release. As of the date of the


                                                                      Annex C-37

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Deed of Release, AICH had only raised $750,000 and thus fell short of the $1 million minimum funding level to qualify for any of the performance shares. Per the terms of the Deed of Release, AICH could convert the outstanding debt evidenced by a promissory note issued to AICH in July 1999 into equity in order to satisfy the minimum funding threshold. As a result of the conversion from debt to equity, AICH was issued 100,000 shares at $2.50 per share in May 2000.

     The Lock Up Agreement restricted 559,016 of the previously issued shares of SVI and sought to place these shares in escrow with the Company upon return of the erroneously issued shares by AICH until such time as the shares were earned by the performance of AICH. For each $1 raised by AICH for the Company, the Company would release 0.1641061 shares from escrow as earned. However, AICH never returned the 559,016 shares to the Company to be held in escrow. Prior to March 1999, AICH assisted TWC in raising funds to meet its working capital requirements through the completion of the merger under the terms of the US Acquisition Agreement and provided that AICH receive performance shares of SVI, the acquisition target, as commission upon completion of the merger in connection with raising such funds. AICH raised funds through convertible notes entitling the holders of such notes to convert the notes into the capital stock of TWC and entitling AICH to 40,984 performance shares of SVI as commission. These shares were not subject to the terms of the Lock Up Agreement nor the $1 million minimum funding threshold thereof.

     In March 1999, AICH raised $750,000 through a private placement and would be entitled to the release of 123,079 performance shares from the restrictions set forth in the Lock Up Agreement upon meeting the $1 million minimum funding threshold.

     As of May 10, 2000 and under the terms of the Deed of Release, AICH converted a portion of its outstanding debt evidenced by a promissory note issued in July 1999 to equity in the amount of $250,000 to meet the $1 million minimum funding threshold. AICH was issued 100,000 shares at a price per share of $2.50. This conversion of debt to equity entitled AICH to the additional release of 41,027 performance shares from the restrictions set forth in the Lock Up Agreement, together with the previously earned 123,079 performance shares.

     As of May 10, 2000, AICH was entitled to only 205,090 performance shares out of the 600,000 shares originally issued to AICH by SVI. Under the terms of the Lock Up Agreement and the Deed of Release, AICH was to return 394,910 shares to the Company for cancellation. However, AICH was only in possession of 300,000 shares to return for cancellation. The Company, upon receipt of the certificate evidencing the 300,000 shares, canceled the certificate and respective shares. As of May 10, 2000, under the terms of the Deed of Release, the Company offset an amount equal to the missing 94,910 shares multiplied by $2.50 per share, or $237,275, against the outstanding principal of the promissory note dated July 1999 issued to AICH. The Company has no knowledge of any sales of restricted stock made by AICH.

     As the AICH shares were issued for no consideration (but rather for services), a fair value had to be determined in order for the Company to record an expense. The value assigned to the 600,000 shares is $2.50 per share and is based upon an arm's length transaction that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. As a result of the issuance, an amount of $1,500,000 has been charged to the consolidated statement of loss and comprehensive loss for the year ended June 30, 1999.

     Flexemessaging.com, Inc is incorporated under the laws of Idaho. Its stock was traded on the Over the Counter Bulletin Board market until April 2000 and is now traded in the pink sheets, but is not registered with the US Securities and Exchange Commission or the securities commission of any state.

     TWC is a holding company that did not carry on any operations. Its only expenditures were in relation to investor relations and stock exchange compliance, relating to its capital stock as listed on the Canadian Ventures Exchange. As a result, all costs of doing business (i.e. officer and employee salaries, rent, depreciation, advertising, accounting, legal, interest expense) have been reflected in the financial statements of TWG.


                                                                      Annex C-38

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Company is primarily engaged in two major business segments: Voice and Data and electronic messaging. The Company's Voice and Data Division is a value add distributor of communication systems and data applications for financial traders and emergency services operations. The Company's Flexemessaging Division (electronic messaging) provides customers with a global enhanced fax and email broadcast services originating from the customers' desktop personal computer ("PC") or the internet.

     These financial statements are stated in US dollars and have been prepared in accordance with generally accepted accounting principles in United States.

     These financial statements present figures for the Company for the years ended June 30, 2000, and June 30, 1999.

b.   PRINCIPLES OF CONSOLIDATION

     The consolidated accounts comprise the accounts of the Company and all of its subsidiaries. All material intercompany accounts and transactions have been eliminated.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred cumulative losses to date of $7,603,237 that includes a net loss for the current period of $1,759,526. Management has the following objectives for the next fiscal year:

     o Continue to reposition the Company into a more broad based and value added messaging service and away from its heavy reliance on fax distribution using its proprietary network. The ongoing focus will be on providing delivery capability to a wide variety of delivery platforms, especially new messaging delivery platforms, such as WAP (wireless application protocol) etc.

     o Identify m-commerce and e-commerce opportunities complementary to the messaging basis of the Company. These opportunities are currently under active consideration and will initially be financed in house. The actual costs will only be known after a project research and feasibility study is completed. This is expected to be completed by the end of the forthcoming third fiscal quarter.

     o Seek Acquisition, Partnering or Joint Venture opportunities, which will be complementary to the future messaging strategy and provide opportunities for growth.

     o Expand or identify opportunities to service new areas of the market. The first of these opportunities has been addressed by the specialized email delivery service that will be launched in the forthcoming second fiscal quarter.

     o Upgrade the existing delivery engine to be compatible with the latest technological trends to facilitate data interchange with current and future messaging technologies.

     o Expand the Company's Voice and Data business and product range. Due to the consolidation in the financial dealing room market the emphasis will be changed from turret systems to call centers and their applications.

     The Company believe that current objectives and cash needs for operations will be funded by the sale of the account receivables of the Flexemessaging Division under a working capital based factoring facility established with Scottish Pacific Business Finance Pty Ltd. and cash profits generated from the Voice & Data and Flexemessaging Divisions. Acquisitions that the Company may decide to pursue will be funded by the issuance of shares or by cash raised from the investment community.

d.   GOODWILL AND INTANGIBLES

     Goodwill is recorded initially at the amount by which the purchase price for a business or for ownership interest in a controlled entity exceeds the fair value attributed to its net tangible assets at date of acquisition.


                                                                      Annex C-39

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Goodwill is amortized on a straightline basis over a period of 10 years. Intangibles represent trademarks and customer list acquisition. Intangibles are amortized on a straightline basis over a period of 5 years.

e.   LONGLIVED ASSETS

     Longlived assets, consisting principally of capital assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset a loss is recognized for the difference between the fair value and the carrying value.

f.   INVENTORIES

     Inventories are measured at the lower of cost and net realizable value. Costs are assigned on a first-in, first-out basis and include direct materials and external direct labor. Inventory comprises finished goods consisting primarily of consoles, handsets, console cards, line cards, controller cards, power supplies, pagers and cordless telephony equipment.

g.   INCOME TAX

     The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. To the extent it is more likely than not that all of the Company's deferred tax assets will not be realized a valuation allowance is recorded to reduce the deferred tax asset to its estimated Net Realizable Value.

h.   CAPITAL ASSETS

     Capital assets are recorded at cost. Amortization is provided on owned plant and equipment over their estimated useful lives ranging from 2.5 to 8 years using either the straight line or diminishing balance method. Leased assets are amortized over the shorter of the estimated life of the assets or the term of the lease.

i.   RESEARCH AND DEVELOPMENT

     Research and Development expenditures are expensed as incurred.

j.   EMPLOYEE BENEFITS

     Provision is made in respect of the Company's liability for annual leave and long service leave at the balance sheet date. Long service leave is accrued in respect of all employees.

     Contributions are made by the Company to an employee superannuation fund (similar to a defined contribution plan) and are charged as expenses when incurred. The amount contributed to the fund was $254,705 (1999: $235,701). The Company has a statutory obligation to contribute 7% of total remuneration to the employee superannuation fund. The contributions are paid to externally managed funds. The Company has no other legal obligation to provide benefits to employees on retirement.

k.   REVENUE RECOGNITION

     Revenue generated by the Voice & Data Division from product sales and related installation is recognized upon customer acceptance after completion of the installation. Under contract provisions, customers may be progress-billed prior to the completion of the installations. The revenue related to these advance payments is deferred until the system installations are completed and accepted. Contracts for maintenance are billed in advance, and are recorded as deferred revenue and recognized


                                                                      Annex C-40

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     ratably over the contractual periods. All direct costs incurred prior to revenue recognition are reflected as deferred charges on the balance sheet.

     Revenue is recognized on a gross basis as the Company acts as principal in the transaction, takes title to products, and assumes the risks and rewards from ownership. Under certain agreements for specified geographic regions, the Company acts as an agent and recognizes revenue on a net basis as commissions are earned. (See Note 10).

     All deferred costs relate solely to direct costs. These direct costs relate almost entirely to material supplied by the third party suppliers. In a few cases, the deferred costs relate to external labor provided by contractors in relation to data and voice line cabling. There has been no internal labor or indirect overhead cost included in the direct costs.

     Sales revenue for the Flexemessaging division is recognized upon successful transmission of fax deliveries.

l.   FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     The financial position and results of operations of the Company are determined using the Australian dollar as the functional currency. Assets and liabilities are translated at the exchange rate in effect at each period end. Amounts on the statement of loss and comprehensive loss are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of different exchange rates from period to period are included in the comprehensive income account in shareholders' equity. The gains and losses from foreign currency transactions are included in net loss.

m.   FINANCIAL INSTRUMENTS

     The Company's financial instruments consist of cash, receivables, accounts payable, other loans, and employee entitlements payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

n.   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets that required management to make significant estimates and assumptions in determining carrying values include plant and equipment and all other noncurrent assets.

o.   LOSS PER SHARE

     Basic earnings per share is computed by dividing the net loss by the weighted average number of stock of common stock outstanding each year. Diluted earnings per share is computed in a manner consistent with that of basic earnings per share while giving effect to all potentially dilutive common stock equivalents that were outstanding during the period. For the years ended June 30, 2000 and 1999 there were no common stock equivalents, therefore both basic and dilutive earnings per share were the same amounts for both periods. Net loss per share is calculated assuming recapitalization occurred at the beginning of the earliest period shown.

p.   NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically


                                                                      Annex C-41

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of
     (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

     On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000.. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

q.   RISKS AND UNCERTAINTIES

     A significant portion of the Company's client base is concentrated within the financial services industry. An economic downturn in the financial services industry could have a material adverse effect on the Company's results of operations.

r.   SALE OF ACCOUNTS RECEIVABLE

     The Company has adopted SFAS No 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"), which provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Company has established a factoring line with Scottish Pacific that enables the Company to sell selected accounts receivable invoices to the bank with full recourse against the Company. Pursuant to the provisions of SFAS 125, the Company reflected the transactions as a sale of assets and established an accounts receivable from Scottish Pacific for the retained amount less the costs of the transaction and less any anticipated future loss in the value of the retained asset. The retained amount is equal to 15% of the total accounts receivable invoice sold to the bank less 0.7% of the total invoice as an administrative fee and an annual interest loading of 2% per annum of the total outstanding accounts receivable as a finance fee. The amount owing to Scottish Pacific as at June 30, 2000 was $36,249 as compared to $74,435 as at June 30, 1999.

s.   CORRECTION OF ERROR

     The financial statements have been restated to reflect the effect of a change in the revenue recognition policy of the Company and the recording of the expense in relation to the issuance of the performance shares.

     The revenue recognition policy has been restated to recognize revenue only upon customer acceptance after completion of the installation of its voice switching systems. The prior policy was to recognize revenue upon delivery and installation of our systems, prior to customer acceptance, but only in cases where there was a high probability of customer acceptance. As a result of the change in policy, recognition of revenue and associated direct costs that previously occurred at the time of delivery and installation is now deferred until customer acceptance. The correction was quantified by identifying system sales where customer acceptance occurred in a fiscal quarter, following the fiscal quarter in which the delivery and installation of a system took place.


                                                                      Annex C-42

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Company (or SVI) issued performance shares for no consideration and as a result, a fair value had to be determined in order to record the expense. The value assigned to these 600,000 shares is $2.50 per share and is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. Previously these shares were excluded from the weighted average number of shares, until May 10, 2000, when the minimum funding requirement for earning the performance shares was met and all agreements with AICH were terminated.

     This change has resulted in an increase/(decrease) on the following:

     -------------------------------------------------- ---------------
     Increase/(decrease) in:                                      1999
                                                                  ----
     -------------------------------------------------- ---------------
     Revenue                                                   234,374
     -------------------------------------------------- ---------------
     Net loss                                                1,415,210
     -------------------------------------------------- ---------------
     Net loss per share                                           0.15
     -------------------------------------------------- ---------------
     Deferred charges                                           91,238
     -------------------------------------------------- ---------------
     Deferred revenue                                          119,060
     -------------------------------------------------- ---------------
     Beginning Accumulated deficit                             112,612
     -------------------------------------------------- ---------------


                                                                      Annex C-43

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                   30 JUNE 2000
                                                                         $
                                                                   -------------
NOTE 2:   CASH
     Cash at bank and on deposit                                      1,843,118
     Cash on hand                                                         1,799
                                                                     -----------
                                                                      1,844,917
                                                                     -----------
NOTE 3:   RECEIVABLES
     Trade debtors                                                    1,408,893
     Allowance for doubtful debts                                       (40,355)
                                                                     -----------
     Other debtors                                                      180,277
                                                                     -----------
                                                                      1,548,815
                                                                     -----------
NOTE 4:   CAPITAL ASSETS

     (a)       Plant and Equipment - at cost                            733,575
               Furniture and Fittings - at cost                         102,697
               Motor Vehicles - at cost                                  78,791
               Leasehold improvements - at cost                         305,680
                                                                     -----------
               Less accumulated amortization                           (921,511)
                                                                     -----------
                                                                        299,232
                                                                     -----------
     (b)       Leased
               Leased Motor Vehicles
               Capitalized leased assets                                200,844
                                                                     -----------
               Less accumulated amortization                           (167,790)
                                                                     -----------
                                                                         33,054
                                                                     -----------

     Total

     Cost                                                             1,421,587
                                                                     -----------
     Less accumulated amortization                                   (1,089,301)
                                                                     -----------
     Cost less accumulated amortization                                 332,286
                                                                     -----------
     Depreciation periods for each class of asset are as follows:
     Plant and Equipment                                          2.5 - 4 years
     Furniture and Fittings                                             8 years
     Motor Vehicles                                                   3-4 years
     Leasehold improvements                                             8 years

NOTE 5:   OTHER NON CURRENT ASSETS

     Trademarks and customer lists                                       24,098
                                                                     -----------
     Less accumulated amortization                                       (9,976)
                                                                     -----------
                                                                         14,122
                                                                     -----------

                                                                   30 JUNE 2000
                                                                         $
                                                                   -------------
NOTE 6:   SUNDRY CREDITORS AND ACCRUALS
     Sundry creditors and accruals                                      551,691
                                                                     -----------
     Employee entitlements                                              176,263
                                                                     -----------
     Accrued liabilities for reorganisation costs                       103,219
                                                                     -----------
                                                                        831,173
                                                                     -----------


                                                                      Annex C-44

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                   30 JUNE 2000
                                                                         $
                                                                   -------------

NOTE 7:   LEASE LIABILITIES

     (a)       Finance Leasing Commitments

     Payable

     -    not later than one year                                        10,911
     -    later than one year but not later than 2 years                  9,070
     -    later than 2 years but not later than 3 years                       -
     -    later than 3 years but not later than 4 years                       -
                                                                     -----------
     -    later than 4 years but not later than 5 years                       -
     Minimum lease payments                                              19,981
                                                                     -----------

     Less future finance charges                                             95
                                                                     -----------
     Total lease liability                                               19,886

     Current portion                                                     10,859
                                                                     -----------
     Noncurrent portion                                                   9,027
                                                                     -----------
                                                                         19,886
                                                                     -----------

     Finance lease liabilities are
     collateralized by the underlying lease assets

     (b)       Operating Lease Commitments

     Noncancelable operating leases
     contracted for but not capitalized
     in the accounts

     Payable

     -    not later than one year                                       405,163
     -    later than one year but not later than 2 years                 10,780
     -    later than 2 years but not later than 3 years                       -
     -    later than 3 years but not later than 4 years                       -
                                                                     -----------
     -    later than 4 years but not later than  5 years                      -
                                                                        415,943
                                                                     -----------

Rent expense incurred for the year ended
June 30, 2000 was $311,903 (1999: $435,496)

NOTE 8:   LOANS PAYABLE

In September 1997, the Company arranged an unlimited working capitalbased facility with Scottish Pacific Business Finance Limited ("Scottish Pacific") in respect of the Australian domiciled customers of Flexemessaging Global Services. In accordance with Scottish Pacific lending criteria, this facility has been secured by a charge over the assets of Trade Wind Marketing Pty Ltd (a wholly owned subsidiary of TWG) as well as guarantees by TWG and its subsidiaries. Interest is charged at the highest of the prevailing rates of either Westpac Banking Corporation, Australia and New Zealand Banking Group Limited or National Australia Bank Limited plus a margin of 2%. The prevailing interest rate at June 30, 2000 was 10.39% (1999: 10.93%). The original term of this agreement was for a 12-month period with automatic renewals. This agreement may be terminated by Scottish Pacific by giving one month's notice or by the Company giving three month's notice. The amount owing to Scottish Pacific at June 30, 2000 is $36,249. (See, Note 1r).

As of April 6, 1999 a private placement was made as a result of immediate short term bridge financing of $1,250,000 arranged by AICH. The proceeds were to be used to make a bid for Newsnet, a company under administration and in the same


                                                                      Annex C-45

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

business of fax broadcasting. As consideration for providing this facility on very short notice the Company issued 200,000 shares at $1.25 ($250,000), a $550,000 discount on fair value, to AICH, the cost of which was to be deducted from the $1,250,000 proceeds. The $550,000 discount was a cost of obtaining the financing and has been reflected as an interest expense in the Consolidated Statement of Loss and Comprehensive Loss. The shares were issued at $1.25 as compared to a previous placement price per share of $2.50 and $4.00 as quoted on the OTCBB as of the date of issue. After lengthy negotiation the Company decided to withdraw from pursuing the acquisition and the funds were returned to AICH as per the agreement. As AICH provided the necessary funding, the shares were issued on June 9, 1999.

In July, 1999, AICH, as Agent, has advanced bridge financing in the sum of $499,500 to the Company in return for an unsecured promissory note of the Company. The loan bears interest at a rate announced from time to time by Nationsbank N.A. as its prime rate, plus 200 basis points per annum. Interest is calculated on the basis of a 360 day year, but only to the extent that the unpaid principal remains outstanding. Interest accrues and is payable from the day that the Company receives net proceeds of not less than $1,500,000 from the offering. As the Company has not received such net proceeds, no interest is due and payable. The promissory note was to be repaid on the later of commencement of trading of the Company's securities on the American Stock Exchange, NASDAQ or another national exchange acceptable to the Company, or December 31, 2000. The note may be prepaid at any time without penalty or premium. As the Company has not listed on any national exchange, the Company is not in default on the repayment of the loan. As per the Deed of Release signed on May 10, 2000, AICH converted a portion of the promissory note into equity in the amount of $487,275. The amount owing to AICH by the Company at June 30, 2000 under the promissory note is $12,225. The Company also borrowed an additional $54,695 from AICH. This amount is unsecured with no fixed terms of repayment and does not attract interest.

Notes payable to related parties represent loans payable to Martin McCarthy for $60,000 and Frank Favretto in the amount of $53,955. Mr. McCarthy and Mr. Favretto are both directors of the Company. These loans are unsecured with no fixed terms of repayment and do not attract interest.

The balance of the loan funds are unsecured with no fixed terms of repayment and do not attract interest.

NOTE 9:   COMPREHENSIVE INCOME  FOREIGN CURRENCY TRANSLATION

In accordance with SFAS 130, the accumulated comprehensive income comprises the following:

     Accumulated comprehensive income
          Balance at beginning of year                                  138,733
          Foreign currency translation adjustments                       78,291
                                                                        -------
          Balance at end of year                                        217,024

NOTE 10:  REORGANISATION COSTS

One of the core management objectives has been to re-position the Company more towards a broad based messaging service and away from the heavy reliance on fax running on a proprietary fax network. This plan would involve the closure of the existing proprietary fax network and the cessation of use of the related network equipment and resources. This is considered to be a closure of the existing proprietary fax delivery network and the cessation of use of the related network equipment and resources. This is considered to be a closure of part of a line of business. Currently only customer bases in the UK, Canada, USA, Switzerland and Singapore are affected by this closure. Revenues from this service comprise less than 9% of Flexemessaging's total revenues.

In connection with this plan the Company signed an exclusive agreement on December 2, 1999, with Premiere Information Systems Pty Ltd ("Premiere"), a subsidiary of Premiere Technologies Inc., a communications company based in Atlanta, Georgia whereby the Company has outsourced the delivery of its international fax traffic to the Premiere network. This agreement provides for Premiere to transmit all fax broadcast traffic for the Company for a period of 12 to 24 months subject to certain service and pricing criteria. The customer bases in the UK, Canada, the USA, Switzerland and Singapore (representing the outsourced service) will now be serviced by Premiere with the Company receiving


                                                                      Annex C-46

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

a commission on revenues generated over the next 24 months following the execution of the agreement.

Flexemessaging will still provide enhanced fax and email broadcast services to their existing customers, namely Australia and New Zealand, which comprise 92% of the segment's revenue. The Company is still billing the remaining customers that have not been affected and the manner in which they transact with the Company is unaltered.

As a result, with effect from December 1, 1999, all expenses in respect of network operations (leased network backbone circuit expenses, facilities management, software and hardware expenses and maintenance, network staff resources) will not be continued.

The costs and liabilities of this plan includes:

------------------------------ --------------- ------------------- ------------- -------------
                                                                                  BALANCE AT
                                                APPLIED AGAINST                    JUNE 30,
                                  EXPENSED       RELATED ASSET       PAYMENTS        2000
------------------------------ --------------- ------------------- ------------- -------------
Assumed obligations on             181,415                           (78,196)       103,219
closed network operations
------------------------------ --------------- ------------------- ------------- -------------
Severance and other employee       113,040                          (113,040)             -
costs (3 employees)
------------------------------ --------------- ------------------- ------------- -------------
Impairment loss on network         357,080          (357,080)              -              -
equipment
------------------------------ --------------- ------------------- ------------- -------------
                                   651,535          (357,080)       (191,236)       103,219
------------------------------ --------------- ------------------- ------------- -------------

Accrued liabilities for network operations in the amount of $103,219 as of June 30, 2000 relate to termination costs of contracts and other contractual agreements with third parties. It is anticipated that this will be satisfied during the next fiscal year.

There were not any further expenses incurred that would have the effect of adjusting the restructuring liabilities. During the year payments of $191,236 were made, comprising of $78,196 in connection with line rentals and other carrier related costs and $113,040 as a result of termination payments to a former employee.

On December 16, 1999, Trade Centre Systems Holdings Pte Ltd ("TCSH"), an indirectly wholly owned subsidiary of the Company, operating in Singapore entered into an agreement with Jebsen and Jessen Communications Pte Ltd ("J&J"). Under the agreement TCSH has transferred its Voice & Data business to J&J in return for revenue based commissions on sales and maintenance through to October 31, 2000. J&J have agreed to offer employment to certain of the employees of TCSH. TCSH has agreed to provide J&J with certain stock and spare parts in order to perform the maintenance function as well providing client site configuration details. This agreement relates to the transfer/disposal of a geographical portion of a segment and does not constitute a discontinued operation. This transfer will not have a material impact on the performance of the Company as the anticipated commission revenue stream represents less than 5% of the Company's total revenues.

In July 1999, the Company ceased activities in relation to sales and distribution of Dictaphone dictation products. This decision was taken, as this activity was not aligned to the core competence of the Voice and Data Division of the Company, which is voice and data systems integration. The Company still continues to sell and support Dictaphone logging and call recording systems. This will not have a material impact on the overall performance of the Company as the earnings contribution from this activity was negligible. The amount expensed in relation to the cessation of these activities was $164,178.


                                                                      Annex C-47

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 11:  INCOME TAX EXPENSE

Estimated tax losses available to the Company to be carried forward to future years amount to $7,332,750 (1999: $5,975,184). These losses are not subject to an expiry date, however, the benefits of these losses will only be obtained if:

(a) the Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction for the loss to be realized;
(b) the Company continues to comply with the conditions for deductibility imposed by law; and
(c) no change in tax legislation adversely affect the Company in realizing the benefit from the deduction for the loss.

Differences between the effective income tax rate and the statutory income tax rate were primarily the result of the valuation allowance, which fully reserved the net deferred tax asset. The net deferred tax asset arose primarily from the taxable losses generated during the years ended June 30, 1992 through June 30, 2000.

NOTE 12:  SEGMENTED FINANCIAL INFORMATION

The Company operates two business divisions, Voice and Data and Flexemessaging Global Services. The Voice and Data Division is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. The Flexemessaging Division operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information as revenues generated from countries other than Australia are not considered significant and represent less than 10% of total revenue. The accounting principles used to report the segment amounts is the same as that used to report the financial statements. Segmented financial information for these two divisions follows:

FOR THE YEAR ENDING JUNE 30, 2000

                                     VOICE AND
                                        DATA      FLEXEMESSAGING  HEAD OFFICE   CONSOLIDATED
                                    ------------- --------------- ------------- -------------
Revenue                              7,318,327      3,627,309             -     10,945,636
Amortization                            85,179        214,780        63,321        363,280
Reorganisation Costs                         -       (651,535)     (164,178)      (815,713)
Segment operating profit/(loss)        182,666     (1,159,675)     (726,252)    (1,703,261)
Identifiable assets                  1,513,055        719,654     1,806,133      4,038,842

FOR THE YEAR ENDING JUNE 30, 1999

                                     VOICE AND
                                        DATA      FLEXEMESSAGING  HEAD OFFICE   CONSOLIDATED
                                    ------------- --------------- ------------- -------------
Revenue                              5,661,189      3,447,030             -      9,108,219
Amortization                           126,159        304,409        55,480        486,048
Segment operating profit/(loss)        186,715     (1,368,978)    (1,758,724)   (2,940,987)
Identifiable assets                  2,456,551      1,248,780       208,730      3,914,061

During the year ended June 30, 2000, a voice dealing system was installed by the Voice & Data Division generating 16% of the total revenues of the Company for the year. For the year ended June 30, 1999, there were no sales representing in excess of 10% of the Company's revenues.


                                                                      Annex C-48

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 13:  EVENTS SUBSEQUENT TO BALANCE SHEET DATE

The Company has received an exchange offer proposal from its major shareholder, TWC, whereby the Company would become a wholly owned subsidiary of TWC and TWC would then merge the Company into a newly created subsidiary located in Bermuda. Under this proposal, TWC would become the successor issuer to the Company (pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934, as amended) providing the shareholders with the continued benefit of the Company's present reporting status through TWC, as well as TWC's existing listing on the Canadian Ventures Exchange. The Board of Directors approved the exchange offer on September 1, 2000 upon determining the offer would be in the best interest of the Company and accordingly will present the matter for a vote to the shareholders at a special meeting to be held no later than March 15, 2001. Specifically, TWC proposes to exchange 1.754880714 of its shares for each outstanding share of common stock of the Company on the record date of October 5, 2000 pursuant to the terms of an Arrangement Agreement and in accordance with
Section 99 of the Bermuda Companies Act and the Idaho General Business Corporations Laws. TWC shareholders approved the exchange transaction on November 9, 2000 at a special meeting of shareholders.


                                                                      Annex C-49

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                          -----------------------------

                                   FORM 10-QSB

                          -----------------------------

[X] Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       For Quarter ended December 31, 2000

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (No fee required)

                         Commission File Number: 0-27059

                          -----------------------------


                            FLEXEMESSAGING.COM, INC.
             ------------------------------------------------------
                 (Name of Small Business Issuer in its charter)

          Idaho                                          82-0485978
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYERIDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

Level 27 Grosvenor Place, 225 George Street, Sydney, Australia         NSW 2000
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

                 Issuer's telephone number: (011) 612 9250-8888
                                            -------------------

Securities to be registered pursuant to Section 12(b) of the Act:  none

Securities to be registered pursuant to Section 12(g) of the Act:  Common Stock

Check whether the registrant (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [ ] No

As of February 11, 2001 there were 10,200,000 shares of Common Stock, par value $.001 per share, of the registrant outstanding.


                                                               Annex C - Page 50

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PART I    FINANCIAL INFORMATION...............................................52

Item 1.   Financial Statements................................................52

          Unaudited Consolidated Balance Sheet as of December 31, 2000........53

          Unaudited Consolidated Statements of Operations for the three and six months ended December 31, 2000 and 1999.........................54

          Unaudited Consolidated Statements of Cash Flows for the six months ended December 31, 2000 and 1999....................................55

          Notes to the Unaudited Consolidated Financial Statements............56

Item 2.   Management's Discussion and Analysis of Financial Condition and
          Results of Operations...............................................63

PART II   OTHER INFORMATION...................................................69

Item 6.   Exhibits and Reports on Form 8-K....................................69

SIGNATURES....................................................................70


                                                               Annex C - Page 51

PART I    FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS
          --------------------






                                                               Annex C - Page 52

FLEXEMESSAGING.COM, INC
CONSOLIDATED BALANCE SHEETS

                                                         NOTE      UNAUDITED
                                                                  31 DECEMBER
                                                                      2000
--------------------------------------------------------------------------------
ASSETS                                                                 $

CURRENT
  Cash                                                                   87,753
  Receivables                                                         1,172,962
  Inventory                                                             194,395
  Deferred charges                                                      115,176
                                                                    ------------
                                                                      1,570,287
                                                                    ------------

CAPITAL ASSETS                                                          273,100
OTHER                                                                    13,151
                                                                    ------------
                                                                        286,251
                                                                    ------------
                                                                      1,856,538
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT

  Trade Creditors                                                       683,855
  Sundry creditors and accruals                                         610,754
  Customer deposits                                                     207,799
  Deferred revenue                                                      141,785
  Current portion of lease obligations                                   18,493
                                                                    ------------
                                                                      1,662,686
                                                                    ------------

NON CURRENT

  Loans payable                                           2              94,208
  Notes payable to related parties                        2             116,880
  Employee entitlements payable                                         113,899
                                                                    ------------
                                                                        324,987
                                                                    ------------

TOTAL LIABILITIES                                                     1,987,673
                                                                    ------------

SHAREHOLDERS' EQUITY
  Common Stock, $0.001 par value; 20,000,000 shares                      10,200
    Authorized; 10,200,000 shares issued
  Preferred Stock, $0.001 par value; 5,000,000 shares                         -
    Authorized; no shares issued
  Additional paid-in capital                                          6,940,264
  Comprehensive income - foreign currency translation     3             326,064
  Accumulated deficit                                                (7,407,663)
                                                                    ------------
                                                                       (131,135)
                                                                    ------------

                                                                      1,856,538
--------------------------------------------------------------------------------


The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                               Annex C - Page 53

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

                                        UNAUDITED     UNAUDITED      UNAUDITED      UNAUDITED
                                       THREE MONTHS  THREE MONTHS   SIX MONTHS     SIX MONTHS
                                           ENDED        ENDED         ENDED           ENDED
                                       31 DECEMBER   31 DECEMBER    31 DECEMBER    31 DECEMBER
                               NOTE        2000          1999          2000           1999
-------------------------------------------------------------------------------------------------
                                             $             $              $              $
REVENUES                                 3,036,523      2,143,727       4,478,361     4,221,017
LESS:
COST OF SALES                            1,340,857      1,086,662       1,911,479     2,136,182
                                        ----------     ----------      ----------    ----------
GROSS PROFIT                             1,695,666      1,057,065       2,566,882     2,084,835

Operating Expenses
Network operating costs                          -         18,574               -        42,405
Selling, general and
  administrative                         1,213,848      1,424,742       2,279,519     2,778,730
Depreciation and amortization               36,009        134,707          71,155       244,600
Restructuring Costs                                       725,735               -       725,735
Total operating expenses                 1,249,857      2,303,758       2,350,674     3,791,470
                                        ----------     ----------      ----------    ----------
PROFIT/(LOSS) FROM OPERATIONS              445,809     (1,246,693)        216,208    (1,706,635)

Other income/(expense)
  Interest paid
    - loans - short term                   (15,790)       (14,698)        (28,761)      (25,712)
  Interest received                          2,310          6,882           8,127         8,194
                                        ----------     ----------      ----------    ----------
PROFIT/(LOSS) FOR THE YEAR
  BEFORE INCOME TAX                        432,329     (1,254,509)        195,574    (1,724,153)
Income tax expense                               -              -               -             -
                                        ----------     ----------      ----------    ----------
PROFIT/(LOSS)                              432,329     (1,254,509)        195,574    (1,724,153)
OTHER COMPREHENSIVE INCOME,
  NET OF TAX
Foreign currency translation
  adjustments                              (10,988)        13,458         109,040        42,799
                                        ----------     ----------      ----------    ----------
COMPREHENSIVE PROFIT/(LOSS))               421,341     (1,241,051)        304,614    (1,681,354)

NET EARNINGS/(LOSS) PER SHARE                  .04          (0.12)           0.02         (0.17)
WEIGHTED AVERAGE NUMBER OF
  SHARES                                10,200,000     10,400,000      10,200,000    10,400,000


The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                               Annex C - Page 54

CONSOLIDATED STATEMENTS OF CHANGES IN CASH FLOWS

                                               UNAUDITED            UNAUDITED
                                            SIX MONTHS ENDED    SIX MONTHS ENDED
                                              31 DECEMBER         31 DECEMBER
                                                  2000                1999
--------------------------------------------------------------------------------
CASH PROVIDED/(USED) BY:                            $                    $

OPERATING ACTIVITIES
Operations
  Net Profit/(Loss) for the period                195,574            (1,724,153)
  Items not involving cash:
  Amortization                                     71,155               244,600
    Write down of network equipment                                     419,418
  Increase/(decrease) from changes in:
  Accounts receivable                             375,853              (868,121)
  Inventory                                         6,665                   750
  Deferred charges                                 93,912            (1,288,134)
  Accounts payable and other                   (2,377,372)            2,700,921
    accruals
  Income taxes                                          -                  (111)
  Employee entitlement payable                    (26,128)                6,247
                                               (1,660,341)             (508,583)
INVESTING ACTIVITIES
  Disposal/(Investments) in:
  Capital assets - net                            (10,998)              (41,951)
                                                  (10,998)              (41,951)
FINANCING ACTIVITIES
  Loans (repaid)/raised                           (48,183)              757,695
  Loan payable on securitization of debt          (36,249)               31,654
  Lease payments                                   (1,393)               (6,527)
  Contribution of capital                               -              (133,675)
                                                  (85,825)              649,147

(DECREASE)/INCREASE IN CASH                    (1,757,164)               98,613
Cash at beginning of period                     1,844,917               118,912
CASH AT END OF PERIOD                              87,753               217,525

SUPPLEMENTAL NON-CASH INVESTING
  AND FINANCING ACTIVITIES
Capital lease obligations                               -                     -
Interest                                           28,761                25,712


The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.


                                                               Annex C - Page 55

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   INTERIM FINANCIAL STATEMENTS

     The Consolidated interim financial statements included herein are stated in US dollars and have been prepared by the Company, without audit, in accordance with accounting principles generally accepted in the United States and pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

     These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these Consolidated interim financial statements be read in conjunction with the financial statements of Flexemessaging.com Inc for the year ended June 30, 2000 and notes thereto included in the Company's registration on Form 10K-SB, as amended. The Company follows the same accounting principles in preparation of interim reports.

     Results of operations for the interim periods are not indicative of annual results.

b.   ORGANIZATION

     Trade Wind Communications Limited, a Bermudan corporation, listed on the Canadian Venture Exchange (VSE: TWC) ("TWC") entered into a business combination agreement ("Merger Agreement") on February 5, 1999 with Flexemessaging.com, Inc. (previously Siler Ventures Inc., "SVI") and Atlantic International Capital Holdings Ltd., a corporation located in Bermuda ("AICH"), to complete a reverse acquisition of Flexemessaging.com, Inc. (the "Company") and a financing arrangement of $3,660,000 through the sale of the Company's common stock pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

     On February 5, 1999, SVI entered into the Merger Agreement with TWC to purchase all of its business assets, consisting of the stock of Trade Wind Group Pty Limited ("TWG"), a wholly owned subsidiary of TWC, incorporated on September 6, 1988. SVI was a non-operating public shell with no tangible assets and 1.1 million shares of common stock outstanding, consisting of 500,000 shares held by the former shareholders of SVI and 600,000 shares held by or for the benefit of AICH, in part consideration for services rendered and in contemplation of future services to be rendered. This merger of TWG and SVI (a non-operating public shell with a tangible asset value of nil) resulted in TWG having actual or effective operating control of the combined Company after the transaction. As a result, this transaction has been treated as a capital transaction in substance, rather than a business combination and has been accounted for as a reverse acquisition. Any references to past accomplishments of the Company and its financial information, prior to the acquisition, relate solely to TWG, as combined, since SVI (now known as Flexemessaging.com, Inc.) had been


                                                               Annex C - Page 56
     inactive for several years. SVI acquired the assets of TWG in exchange for the issuance of 8.8 million shares of common stock. This valuation was based on arms length negotiation driven by ultimate ownership principles. A forward valuation (a valuation arrived at by applying a revenue multiple to the Company's future revenue stream) based on future revenues was determined and from this capitalization model, the total outstanding common stock was calculated. Thereafter, the respective equity ownership positions were negotiated. SVI continued the operations of TWG as a wholly owned operating subsidiary.

     In January 1998, TWC entered into an agreement with AICH (the "US Acquisition Agreement") with the objective of performing two tasks. First, AICH was to identify an acquisition target and secondly, AICH was to arrange for funding for TWC and its controlled entities pending completion of the acquisition of the acquisition target. Pursuant to that agreement, AICH identified SVI as an acquisition vehicle/target and assisted the Company and TWC in structuring and concluding the reverse acquisition. The transaction or reverse acquisition, which resulted from the implementation of the US Acquisition Agreement, was documented in the Merger Agreement. In return, the shareholders of SVI were allocated 500,000 of the Company's common stock after it had been recapitilized. The fair value of the assets and liabilities assumed in the reverse acquisition were nil.

     Per the Merger Agreement, AICH was expected to raise $3,660,000 through the sale of the Company's common stock pursuant to future private placements. As a condition of the Merger Agreement with AICH, 600,000 shares of the Company's common stock were to be issued to AICH consisting of (i) 559,016 performance shares to be held in escrow until earned upon arranging future financing to fund the Company's operating needs, and (ii) 40,984 shares for services rendered by AICH to assist TWC in raising capital to negotiate and complete the merger transaction. However, the former entity, SVI, erroneously issued these shares as part of its reorganization and reverse stock split undertaken prior to the execution of the Merger Agreement, rather than holding the shares in reserve for issuance. For this reason, the Company and AICH entered into a Lock Up Agreement whereby the 559,016 performance shares were to be placed in escrow and released from the restrictions set forth in the Lock Up Agreement in proportion to the funds raised by AICH, subject to a minimum of $1 million being raised. The Lock Up Agreement also specifically provided that the shares were not to be transferred, assigned or otherwise disposed of.

     However, AICH did not raise the required funding within the prescribed time and the Company and AICH mutually agreed to terminate their relationship as of May 10, 2000 under the terms of a Deed of Release. As of the date of the Deed of Release, AICH had only raised $750,000, and thus fell short of the $1 million minimum funding threshold to qualify for any of the performance shares. Per the terms of the Deed of Release, AICH could convert the outstanding debt evidenced by a promissory note issued to AICH in July 1999 into equity in order to satisfy the $1 million minimum funding threshold. As a result of the conversion from debt to equity, AICH was issued 100,000 shares at $2.50 per share in May 2000.


                                                               Annex C - Page 57

     The Lock Up Agreement restricted 559,016 of the previously issued shares of SVI and sought to place these shares in escrow with the Company upon return of the erroneously issued shares by AICH until such time as the shares were earned by the performance of AICH. For each $1 raised by AICH for the Company, the Company would release 0.1641061 shares from escrow as earned. However, AICH never returned the 559,016 shares to the Company to be held in escrow. Prior to March 1999, AICH assisted TWC in raising funds to meet its working capital requirements through the negotiation and completion of the merger pursuant to the terms of the US Acquisition Agreement. AICH raised funds through convertible notes entitling the holders to convert such notes into shares of capital stock of TWC. As a result of placing these convertible notes, AICH was entitled to receive a commission in the form of 40,984 performance shares of SVI, the acquisition target, upon completion of the merger. The 40,984 shares were issued by SVI to AICH as part of the 600,000 share issuance in February 1999. These shares were excluded from the terms of the Lock Up Agreement and are not attributable to the $1 million minimum funding threshold thereof.

     In March 1999, AICH raised $750,000 through a private placement and would be entitled to the release of 123,079 performance shares from the restrictions set forth in the Lock Up Agreement upon meeting the $1 million minimum funding threshold.

     As of May 10, 2000 and under the terms of the Deed of Release, AICH converted a portion of its outstanding debt evidenced by a promissory note issued in July 1999 to equity in the amount of $250,000 to meet the $1 million minimum funding threshold. AICH was issued 100,000 shares at a price per share of $2.50. This conversion of debt to equity entitled AICH to the additional release of 41,027 performance shares from the restrictions set forth in the Lock Up Agreement, together with the previously earned 123,079 performance shares.

     As of May 10, 2000, AICH was entitled to only 205,090 performance shares out of the 600,000 shares originally issued to AICH by SVI. Under the terms of the Lock Up Agreement and the Deed of Release, AICH was to return 394,910 shares to the Company for cancellation. However, AICH was only in possession of 300,000 shares to return for cancellation. The Company, upon receipt of the certificate evidencing the 300,000 shares, canceled the certificate and respective shares. As of May 10, 2000, under the terms of the Deed of Release, the Company offset an amount equal to the missing 94,910 shares multiplied by $2.50 per share, or $237,275, against the outstanding principal of the promissory note dated July 1999 issued to AICH. The outstanding balance of the promissory note as of December 31, 2000 was $12,225. The Company has no knowledge of any sales of restricted stock made by AICH.

     As the AICH shares were issued for no consideration, fair value had to be determined in order to record an expense. The value assigned to the 600,000 shares is $2.50 per share and is based upon an arm's length transaction that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. As a result, an amount of $1,500,000 has been charged to the consolidated statement of loss and comprehensive loss for the year ended June 30, 1999.


                                                               Annex C - Page 58

     Flexemessaging.com, Inc. is incorporated under the laws of Idaho. Its stock was traded on the Over the Counter Bulletin Board market until April 2000 and is now traded in the pink sheets.

     TWC is a holding company that did not carry on any operations. Its only expenditures were in relation to investor relations and stock exchange compliance, relating to its capital stock as listed on the Canadian Venture Exchange. As a result, all costs of doing business (i.e. officer and employee salaries, rent, depreciation, advertising, accounting, legal, interest expense) have been reflected in the financial statements of TWG.

     The Company is primarily engaged in two major business division through its subsidiary TWG: Voice and Data and electronic messaging. The Company's Voice and Data Division is a value add distributor of communication systems and data applications for financial traders and emergency services operations. The Company's Flexemessaging Division (electronic messaging) provides customers with a global enhanced fax and email broadcast services originating from the customers' desktop personal computer ("PC") or the Internet.

     These financial statements are stated in US dollars and have been prepared in accordance with generally accepted accounting principles in United States.

     These unaudited financial statements present figures for the Company for the three and six months ended December 31, 2000, and 1999.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

     The Company has incurred cumulative losses to date of $7,407,663, which includes a net profit for the six month period ended December 31, 2000 of $195,574. The Company believes that the current cash needs for operations will be funded by the sale of the accounts receivables of the Flexemessaging Division under a working capital based factoring facility established with Scottish Pacific Business Finance Pty Ltd. and cash profits generated from the Voice & Data and Flexemessaging Divisions. Acquisitions that the Company may decide to pursue will be funded by the issue of shares or by cash raised by the investment community.

d.   EARNINGS/(LOSS) PER SHARE

     Basic earnings per share is computed by dividing the net loss by the weighted average number of stock of common stock outstanding each year. Diluted earnings per share is computed in a manner consistent with that of basic earnings per share while giving effect to all potentially dilutive common stock equivalents that were outstanding during the period. There were no common stock equivalents, therefore both basic and dilutive earnings per share were the same amounts for both periods. Net


                                                               Annex C - Page 59
     earnings/(loss) per share is calculated assuming recapitalization occurred at the beginning of the earliest period shown.

NOTE 2:   LOANS PAYABLE

AICH, as Agent, has advanced bridge financing in the sum of $499,500 to the Company in return for an unsecured promissory note of the Company. The loan bears interest at a rate announced from time to time by Nationsbank N.A. as its prime rate, plus 200 basis points per annum. Interest is calculated on the basis of a 360-day year, but only to the extent that the unpaid principal remains outstanding. Interest accrues and is payable from the day that the Company receives net proceeds of not less than $1,500,000 from the offering. The promissory note is to be repaid on the later of commencement of trading of the Company's securities on the American Stock Exchange, NASDAQ or another national exchange acceptable to the Company, or December 31, 2000. The note may be prepaid at any time without penalty or premium. As the Company has not listed on any exchange, the Company is not in default on the repayment of the loan. As per the Deed of Release signed on May 10, 2000, AICH converted some of the promissory note into equity in the amount of $487,275. The amount owing to AICH by the Company at December 31, 2000 under the promissory note is $12,225. The Company also borrowed an additional $54,695 from AICH. This amount is unsecured with no fixed terms of repayment and does not attract interest.

Notes payable to related parties represents loans payable to Martin McCarthy of $60,000 and to Frank Favretto in the amount of $56,880. These loans are unsecured with no fixed terms of repayment and do not attract interest.

NOTE 3:   COMPREHENSIVE INCOME - FOREIGN CURRENCY TRANSLATION

In accordance with SFAS 130, the accumulated comprehensive income comprises the following:

          Accumulated comprehensive income
            Balance at beginning of period                          217,024
            Foreign currency translation adjustments                109,040
                                                                  ---------
            Balance at end of period                                326,064

NOTE 4:   SEGMENTED FINANCIAL INFORMATION

The Company operates two business divisions, Voice and Data and Flexemessaging. The Voice and Data Division is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. The Flexemessaging Division operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information as revenues generated from countries other than Australia are not considered significant and represent less than 10% of total revenue. The accounting principles used to report the segment amounts is the same as that used to report the financial statements. Segmented financial information for these two divisions follows:


                                                               Annex C - Page 60


FOR THE THREE MONTHS ENDED DECEMBER 31, 2000

                                  VOICE AND     FLEXEMESSAGING     HEAD OFFICE     CONSOLIDATED
                                      DATA
Revenue                           2,326,223             710,300               -      3,036,523
                                ----------------------------------------------------------------

Amortization                         20,676               6,143           3,540         30,359
                                ----------------------------------------------------------------

Segment operating profit/(loss)     714,249                 700        (269,140)       445,809
                                ----------------------------------------------------------------

Identifiable assets                 898,802             632,825         324,911      1,856,538
                                ----------------------------------------------------------------

FOR THREE MONTHS ENDED
  DECEMBER 31, 1999

Revenue                           1,296,716             847,011               -      2,143,727
                                ----------------------------------------------------------------

Amortization                         31,331              96,636           6,740        134,707
                                ----------------------------------------------------------------

Segment operating profit/(loss)    (115,397)         (1,020,145)       (111,151)    (1,246,693)
                                ----------------------------------------------------------------

Identifiable assets               4,709,531             651,169         234,211      5,594,911
                                ----------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 2000

                                  VOICE AND     FLEXEMESSAGING     HEAD OFFICE     CONSOLIDATED
                                    DATA

Revenue                           3,064,956           1,413,405               -      4,478,361
                                ----------------------------------------------------------------

Amortization                         52,065              12,149           6,941         71,155
                                ----------------------------------------------------------------

Segment operating profit/(loss)     605,198               9,072        (398,062)       216,208
                                ----------------------------------------------------------------

Identifiable assets                 898,802             632,825         324,911      1,856,538
                                ----------------------------------------------------------------


                                                               Annex C - Page 61


FOR THE SIX MONTHS ENDED
  DECEMBER 31, 1999

                                  VOICE AND     FLEXEMESSAGING     HEAD OFFICE     CONSOLIDATED
                                    DATA
Revenue                           2,422,093           1,798,924               -      4,221,017
                                ----------------------------------------------------------------

Amortization                         62,720             168,380          13,500        244,600
                                ----------------------------------------------------------------

Segment operating profit/(loss)    (239,824)         (1,303,102)       (163,709)    (1,706,635)
                                ----------------------------------------------------------------

Identifiable assets               4,709,531             651,169         234,211      5,594,911
                                ----------------------------------------------------------------


NOTE 5:   REORGANISATION COSTS

One of the core management objectives has been to re-position the Company more towards a broad based messaging service and away from the heavy reliance on fax running on a proprietary fax network. This plan would involve the closure of the existing proprietary fax network and the cessation of use of the related network equipment and resources. This is considered to be a closure of the existing proprietary fax delivery network and the cessation of use of the related network equipment and resources. This is considered to be a closure of part of a line of business. Currently only customer bases in the UK, Canada, USA, Switzerland and Singapore are affected by this closure. Revenues from this service comprise less than 9% of Flexemessaging's total revenues.

In connection with this plan the Company signed an exclusive agreement on December 2, 1999, with Premiere Information Systems Pty Ltd ("Premiere"), a subsidiary of Premiere Technologies Inc., a communications company based in Atlanta, Georgia whereby the Company has outsourced the delivery of its fax traffic to the Premiere network. This agreement provides for Premiere to transmit all fax broadcast traffic for the Company for a period of 12 to 24 months subject to certain service and pricing criteria. The customer bases in the UK, Canada, the USA, Switzerland and Singapore (representing the discontinued and/or outsourced service) will now be serviced by Premiere with the Company receiving a commission on revenues generated over the next 24 months following the execution of the agreement.

Flexemessaging will still provide enhanced fax and email broadcast services to their existing customers, namely Australia and New Zealand, which comprise 92% of the segment's revenue. The Company is still billing the remaining customers that have not been affected and the manner in which they transact with the Company is unaltered.

As a result, with effect from December 1, 1999, all expenses in respect of network operations (leased network backbone circuit expenses, facilities management, software and hardware expenses and maintenance, network staff resources) will not be continued.


                                                               Annex C - Page 62

The costs and liabilities of this plan includes:

--------------------------------- ------------- ----------------- ------------ ------------
                                    Expensed     Applied against   Payments     Balance
                                                 related asset
                                                                                December
                                                                                31, 2000
--------------------------------- ------------- ----------------- ------------ ------------
Assumed obligations on closed        181,415                        (78,196)     103,219
network operations
--------------------------------- ------------- ----------------- ------------ ------------
Severance and other employee         113,040                       (113,040)           -
costs(3 employees)
--------------------------------- ------------- ----------------- ------------ ------------
Impairment loss on network           357,080         (357,080)            -            -
equipment
--------------------------------- ------------- ----------------- ------------ ------------
                                     651,535         (357,080)     (191,236)     103,219
--------------------------------- ------------- ----------------- ------------ ------------


Accrued liabilities for network operations in the amount of $103,219 as of December 31,2000 relate to termination costs of contracts and other contractual agreements with third parties. There were not any further expenses incurred that would have the effect of adjusting the restructuring liabilities.

ITEM 2.   Management's Discussion and Analysis of Financial Condition and
          ---------------------------------------------------------------
            Results of Operations
            ---------------------

The Company cautions readers regarding certain forward looking statements in the following discussion and elsewhere in this document or any other statement made by, or on the behalf of the Company, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are not based on historical information but relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, the Company. The Company disclaims any obligation to update forward-looking statements.

The core elements of the Company's business are messaging and communications, represented by the Company's two operating divisions, Flexemessaging and Voice & Data. The Company offers a range of quality products and solutions in both of these markets. The expansion of digital messaging is particularly strong and the Flexemessaging Division is rapidly broadening its offerings to meet customer demand. Similarly, in the systems market, the convergence of computer technology with telecommunications infrastructures has created a demand for ever-increasing


                                                               Annex C - Page 63
functionality. The Voice & Data Division markets a range of products designed to take advantage of some of these opportunities within its targeted niches of financial trading, command/control centers and call centers.

RESULTS OF OPERATIONS AND FINANCIAL POSITION FOR THE THREE MONTHS ENDED DECEMBER 31, 2000 AND 1999

Management's discussion and analysis of operations for the period ended December 31, 2000 and 1999 are on the converted US dollar figures. References have been made to certain figures before taking into account the effect of the foreign currency translation adjustment where necessary.

CONSOLIDATED RESULTS OF OPERATIONS

Consolidated revenues increased by 42% to $3,036,523 for the three months ended December 31, 2000, as compared to $2,143,727 for the three months ended December 31, 1999. As a result of increased sales, cost of sales increased to $1,340,857 from $1,086,662 in the prior period. Cost of sales as a percentage of revenue decreased to 44%, down from 51% in the corresponding period. Total operating expenses decreased 46% to $1,249,857 from $2,303,758 (including restructuring costs) in the prior period. The net profit for the three months ended December 31, 2000 was $432,329, a 135% improvement on the net loss reported for the three months ended December 31, 1999 of $1,254,509

A detailed explanation of the results by operating division follows.

FLEXEMESSAGING (FORMERLY FLEXIFAX GLOBAL SERVICES) DIVISION

Revenues. Revenue (excluding revenues generated from the customer base now serviced by Premiere) decreased 6.5% to $695,610 for the three months ended December 31, 2000 from $744,196 for the three months ended December 31, 1999. This was due to tough trading conditions imposed by the introduction of the new Australian Goods and Services Tax, the significant business activity slowdown caused by the Olympic period and foreign exchange currency fluctuations. Total Flexemessaging revenue decreased 16% to $710,300 for the three months ended December 31, 2000 from $847,011 for the three months ended December 31, 1999. This is a result of lower revenues reported from those countries where the Division has transferred the customer base to Premiere. As a result of the outsourcing of our network, the Company will only report a percentage of the revenue generated by the customer base, now serviced by Premiere. Revenues generated from the customer base now serviced by Premiere amounted to $14,690 for the three months ended December 31, 2000 as compared to $102,815 for the three months ended December 31, 1999.

Cost of sales. Cost of sales comprises domestic, long distance and international termination charges. These are variable costs based on actual volumes. Cost of sales amounted to $308,635 for the three months ended December 31, 2000 compared to $462,797 for the prior period. Cost of sales as a percentage of revenue decreased to 44% for the three months ended December 31, 2000, compared to 55% for the corresponding period, directly as a result of the outsourcing of the delivery network to Premiere, which has resulted in lower overall total delivery costs and a lower total cost of ownership.



                                                               Annex C - Page 64

Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation, and other expenses incurred in running the operation. Total operating expenses for the three months ended December 31, 2000 amounted to $400,447 resulting in an improvement of 72% as compared to $1,431,646 in the corresponding period. A non-recurring charge relating to reorganization costs of $725,735 was incurred in the three months ended December 31, 1999. Excluding the reorganization costs, the operating expenses amounted to $400,447 resulting in an improvement of 43% as compared to $705,911 for the three months ended December 31, 1999. This reduction was a result of achieving a lower operating cost structure following the outsourcing of the delivery network and tight management control over expenses.

VOICE AND DATA DIVISION

Revenues. Revenues consist of sales from systems integration solutions for voice, call center, electronic display, paging, call recording and data applications. Revenues increased 80% to $2,326,223 for the three months ended December 31, 2000, from $1,296,716 for the three months ended December 31, 1999.

Cost of sales. Cost of sales consists of the purchase of third party product, necessary to complete the systems integration solution. Cost of sales for the three months ended December 31, 2000 amounted to $1,032,222 compared to $623,865 for the corresponding period as a result of increased sales volumes and product mix. Cost of sales as a percentage of revenue decreased to 44% for the current fiscal period from 48% for the three months ended December 31, 1999. The improvement results from a change in the overall revenue mix, where different product groups attract different gross margins.

Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Total operating expenses for the three months ended December 31, 2000 amounted to $580,270 a decrease of 24% compared to $760,961 in the corresponding period. Depreciation was $20,676 for the six months ended December 31, 2000, compared to $31,331 in the prior period.

RESULTS OF OPERATIONS AND FINANCIAL POSITION FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 AND 1999

Management's discussion and analysis of operations for the period ended December 31, 2000 and 1999 are on the converted US dollar figures. References have been made to certain figures before taking into account the effect of the foreign currency translation adjustment where necessary.

CONSOLIDATED RESULTS OF OPERATIONS

Consolidated revenues increased by 6% to $4,478,361 for the six months ended December 31, 2000, as compared to $4,221,017 for the six months ended December 31, 1999. Cost of sales decreased to $1,911,479 from $2,136,182 in the prior period. Cost of sales as a percentage of revenue decreased to 43%, down from 51% in the corresponding period. Total operating expenses decreased 38% to $2,350,674 from $3,791,470 (including restructuring costs) in the prior period.


                                                               Annex C - Page 65

The net profit for the six months ended December 31, 2000 was $195,574, a 113% improvement on the net loss reported for the six months ended December 31, 1999 of $1,724,153.

A detailed explanation of the results by operating division follows.

FLEXEMESSAGING (FORMERLY FLEXIFAX GLOBAL SERVICES) DIVISION

Revenues. Revenue (excluding revenues generated from the customer base now serviced by Premiere) decreased 10% to $1,378,695 for the six months ended December 31, 2000 from $1,535,102 for the six months ended December 31, 1999. This was due to tough trading conditions imposed by the introduction of the new Australian Goods and Services Tax, the significant business activity slowdown caused by the Olympic period and foreign exchange currency fluctuations. Total Flexemessaging revenue decreased 21% to $1,413,405 for the six months ended December 31, 2000 from $1,798,927 for the six months ended December 31, 1999. This is a result of lower revenues reported from those countries where the Division has transferred the customer base to Premiere. As a result of the outsourcing of our network, the Company will only report a percentage of the revenue generated by the customer base, now serviced by Premiere. Revenues generated from the customer base now serviced by Premiere amounted to $34,710 for the six months ended December 31, 2000 as compared to $263,825 for the six months ended December 31, 1999.

Cost of sales. Cost of sales comprises domestic, long distance and international termination charges. These are variable costs based on actual volumes. Cost of sales amounted to $614,373 for the six months ended December 31, 2000 compared to $1,009,448 for the prior period. Cost of sales as a percentage of revenue decreased to 44% for the six months ended December 31, 2000, compared to 68% for the corresponding period, directly as a result of the outsourcing of the delivery network to Premiere, which has resulted in lower overall total delivery costs and a lower total cost of ownership.

Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation, and other expenses incurred in running the operation. Total operating expenses for the six months ended December 31, 2000 amounted to $789,442 resulting in an improvement of 62% as compared to $2,092,578 in the corresponding period. A non-recurring charge relating to reorganization costs of $725,735 was incurred in the six months ended December 31, 1999. Excluding the reorganization costs, the operating expenses amounted to $789,942 resulting in an improvement of 42% as compared to $1,366,843 for the six months ended December 31, 1999. This reduction was a result of achieving a lower operating cost structure following the outsourcing of the delivery network and tight management control over expenses.

VOICE AND DATA DIVISION

Revenues. Revenues consist of sales from systems integration solutions for voice, call center, electronic display, paging, call recording and data applications. Revenues increased 26% to $3,064,956 for the six months ended December 31, 2000, from $2,422,093 for the six months ended December 31, 1999. Call Centers achieved a 900% increase to $1,439,887 for the six months ended


                                                               Annex C - Page 66

December 31, 2000 as compared to $146,339 for the prior period as a result of increased sales activity and completion of a large contract with a major telecommunications company.

Cost of sales. Cost of sales consists of the purchase of third party product, necessary to complete the systems integration solution. Cost of sales for the six months ended December 31, 2000 amounted to $1,297,106 compared to $1,126,734 for the corresponding period as a result of reduced sales volumes and product mix. Cost of sales as a percentage of revenue decreased to 42% for the current fiscal period from 47% for the six months ended December 31, 1999. The improvement results from a change in the overall revenue mix, where different product groups attract different gross margins.

Total operating expenses. Total operating expenses consist of expenses associated with staff, premises, communications, travel, group management fees, depreciation and other expenses incurred in running the operation. Total operating expenses for the six months ended December 31, 2000 amounted to $1,163,170 a decrease of 24% compared to $1,535,183 in the corresponding period. Depreciation was $52,065 for the six months ended December 31, 2000, compared to $62,720 in the prior period.

LIQUIDITY AND CAPITAL RESOURCES

The Company's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. In connection with their report on our consolidated financial statements for the years ended June 30, 2000 and 1999, BDO International, our independent auditors, expressed substantial doubt about our ability to continue as a going concern because of recurring net losses and negative cash flows from operations.

Management believes that current cash resources are adequate to satisfy the management objectives outlined above as well as to provide working capital and sustain our operations for the next fiscal year. We expect that these resources will be provided from the following sources:

     o Sales of the accounts receivable of the Flexemessaging Division under a working capital based factoring facility established with Scottish Pacific Business Finance Pty Ltd
     o    Cash profits generated from the Voice & Data and Flexemessaging
          Divisions

In September 1997, the Company arranged an unlimited working capital-based facility with Scottish Pacific Business Finance Limited ("Scottish Pacific"), in respect of the Australian domiciled customers of Flexemessaging. In accordance with Scottish Pacific lending criteria, this facility has been secured by a lien over the assets of Trade Wind Marketing Pty Ltd (a wholly owned subsidiary of TWG) as well as a guarantee by TWG and its subsidiaries. Interest is charged at the highest of the prevailing rates of either Westpac Banking Corporation, Australia and New Zealand Banking Group Limited or National Australia Bank Limited plus a margin of 2%. The prevailing interest rate at December 31, 2000 was 10.31% (1999: 10.39%). Funds under the facility are advanced based on sales invoices with repayment of such advanced funds being made from payments received relating to the invoices and other working capital and external sources. As at December 31, 2000 funds received by Scottish Pacific exceeded funds advanced and


                                                               Annex C - Page 67
as a result, Scottish Pacific owed funds to the Company in the amount of $10,235. The original term of this agreement was for a 12-month period with automatic renewal. This agreement may be terminated by Scottish Pacific by giving one month's notice or by the Company giving three month's notice. If the Company terminated this facility, paying off the outstanding balance would result in the Company having direct access to all the receipts on the outstanding invoices for working capital purposes.

Cash used by operating activities was $1,660,341 for the six months ended December 31, 2000, compared to $508,583 for the six months ended December 31, 1999. Accounts receivable decreased $375,853 to $1,172,962 from $1,548,815 for the six months ended December 31, 2000 as a result of better credit management and more focus being placed on collections and receipt of outstanding receivables. Accounts payable and other accruals decreased by $2,377,372 compared to an increase of $2,700,921 in the prior comparative year, mainly as a result of a large trade payable incurred in the previous half year being paid in this half year.

Cash used investing activities, consisting primarily of the purchase of capital assets, amounted to $10,998 for the year six months December 31, 2000, compared to $41,951 being invested in the corresponding period in 1999.

Cash used in financing activities, amounted to $85,825 primarily as a result of repayment of loans as compared to generating $649,147 in the prior year primarily as a result of obtaining loans in the six months ended December 31, 1999.

Cash and equivalents decreased by $1,757,164 for the six months ended December 31, 2000, compared to an increase of $98,613 in the previous year, as a result of cash used by operations and loan finance.


                                                               Annex C - Page 68

PART II   OTHER INFORMATION

ITEM 6.   Exhibits and Reports on Form 8-K
          --------------------------------

     (a)  Exhibits.

          None

     (b)  Reports on Form 8-K

          Form 8-K filed on October 6, 2000, Item 5. Other Events.


------------------


                                                               Annex C - Page 69

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FLEXEMESSAGING.COM, INC.
                                        (Registrant)

Date:   February 19, 2001
                                        /s/ Nicholas Bird
                                        ---------------------------------------
                                        Nicholas Bird, President


                                                               Annex C - Page 70

                                     ANNEX D


                   [LETTERHEAD OF HORWATH INVESTMENT SERVICES]


08 December 2000


PRIVATE & CONFIDENTIAL

The Directors
Trade Wind Communications Limited
Level 27, Grosvenor Place
225 George Street
SYDNEY NSW 2000


Dear Sirs

INDEPENDENT EXPERT'S REPORT

1.   INTRODUCTION

     1.1 You have requested Horwath Investment Services Pty Limited ("HORWATH") to prepare an Independent Expert's Report to assess whether, in our opinion, the proposed exchange offer (the "EXCHANGE") of' Trade Wind Communications Limited ("TWC") shares for Flexemessaging.Com Inc ("FLEXEMESSAGING"/"THE COMPANY") shares pursuant to a proposed Arranger Agreement ("THE EXCHANGE AGREEMENT") by and between the Company and TWC is fair and reasonable to the non-associated shareholders of Flexemessaging ("NON-ASSOCIATED SHAREHOLDERS") and the shareholders of TWC ("THE TWC SHAREHOLDERS"). The Non-Associated Shareholders represent all the shareholders of Flexemessaging other than TWC.

     1.2 the Directors of the Company will propose resolutions at a Special Meeting of Shareholders of Flexemessaging to be held around December 2000 (or at a later date). At the meeting, shareholders of Flexemessaging will be asked to consider and vote upon the Exchange. We understand that details of the Exchange will be set out in the proxy statement accompanying the Notice of Special Meeting of Shareholders.

     1.3  Our report is divided into the following sections.

                                                        PARAGRAPH

          Conclusion                                        2
          Outline of Proposed `transaction                  3
          Basis of Opinion                                  4
          Assessment of Fairness                            5
          Liquidity & Market Value of Shares                6
          Other Considerations                              7
          Declarations                                      8

2.   CONCLUSION

     2.1 We have concluded that the exchange ratio is fair to both the TWC Shareholders and the Non-Associated Shareholders and, on balance, the advantages of proceeding with the proposed Exchange outweigh the disadvantages.

     2.2 Accordingly, in our opinion, the proposed Exchange is fair and reasonable to the TWC Shareholders and the Non-Associated Shareholders.

3.   OUTLINE OF TRANSACTION

          THE COMPANIES

     3.1 Flexemessaging is an Idaho registered technology company operating through its wholly owned subsidiary, Trade Wind Group Pty limited ("TWG"). Flexemessaging shares are traded publicly, using the over the counter inter-dealer quotation system provided by Pink Sheets LLC in New York ("PINK SHEETS").

     3.2 TWC is a Bermuda holding company based in Australia, with its shares listed on the Canadian Venture Exchange. TWC is the majority shareholder in Flexemessaging, holding 86.27% of Flexemessaging's common stock.

     3.3 TWG is an Australian registered technology company, operating through two divisions: the Flexemessaging division which provides a global fax, e-mail and mobile messaging and broadcasting service; and the Voice and Data division which is a systems integration provider, providing, secure, scalable infrastructure for enterprises to build decision support systems, including virtual call centres and e-learning applications.

          THE TRANSACTION

     3.4 In terms of the Exchange Agreement, TWC' will exchange 1.754880714 shares of its common stock for each outstanding share of Flexemessaging's stock held by the Non-Associated Shareholders at 5 October 2000. Based on the Non-Associated Shareholders' pre-exchange interest of 1,400,000 Flexemessaging shares, this results in a conversion to 2,456,832 TWC shares post-exchange.

     3.5 Immediately after the exchange, Flexemessaging will become a wholly-owned subsidiary of TWC, which will arrange for Flexemessaging's assets to be acquired by a newly formed Bermudan subsidiary. The effect of the proposed arrangement is that TWC will become the "successor issuer" of Flexemessaging pursuant to Rule 12g-3(a) and (f) of the Securities Exchange Act of 1934 as amended. It will continue to report under the Securities Exchange Act of 1934 and its shares will be listed in the fink Sheets. Furthermore, upon completion of the Exchange, the Non-Associated Shareholders will hold TWC shares which will be; listed on the Canadian Venture Exchange. TWC and Flexemessaging have agreed that, after completion of the Exchange, each will work together and authorise the TWC common stock or its subsidiary's common stock to be listed or admitted for trading on the Over-the-Counter Bulletin Board.

     3.6  Completion of the Exchange is conditional upon:

          (i)  a majority of Flexemessaging shareholders approving the Exchange;

          (ii) a majority of TWC shareholders (represented by not less than 75% of those attending and voting in person or by proxy) approving the Exchange; and

          (iii) the Supreme Court of Bermuda issuing a final order approving the fairness of the transaction.

          A majority of the TWC shareholders approved the Exchange at a meeting held on 9 November 2000, so that condition (ii) has already been met.

          The Non-Associated Shareholders have the right to dissent from the Exchange and demand dissenter's rights for the shares.

     3.7 The sole purpose of the Exchange is to re-domicile Flexemessaging, in order to reduce operating costs and facilitate additional offshore financing. The Boards of TWC and Flexemessaging believe that by reorganising the group and simplifying its structure, the group will be in a better position to seek financing in Australia and Canada, especially as the group's operations are predominantly centred in Australia.

     3.8 The exchange ratio of 1.754880714 TWC shares of its common stock for each outstanding share of Flexemessaging stock held by the Non-Associated Shareholders has been arrived at in order to maintain the Non-Associated Shareholders' interest in TWG at 13.73%, thus maintaining the TWC Shareholders' interest at 86.27%.

     3.9 The corporate structure of TWC and Flexemessaging before and after the proposed exchange is presented below:

                   [CORPORATE CHART BEFORE AND AFTER EXCHANGE
                          SHOWING PRECENTAGES OMITTED]

4.   BASIS OF OPINION

     4.1 Horwath has been requested to form an opinion as to whether the Exchange is fair and reasonable to the Non-Associated Shareholders and the TWC Shareholders.

     4.2 The Australian Securities and Investments Commission ("ASIC") has provided guidance in Policy Statement 74 as to the concept of "fair and reasonable". In Policy Statement 74, ASIC states that the report must compare the likely advantages and disadvantages to the shareholders if the proposal is agreed to, with the advantage and disadvantages if it is not. Comparing the value of the shares to be acquired under the proposal and the value of the consideration to be paid is only one element of this assessment.

     4.3 In determining whether the proposed exchange is fair and reasonable, we have:

          o compared the Non-Associated Shareholders' and TWC Shareholders' interests in TWC before and after the proposed Exchange ("fairness"); and

          o considered the likely advantages and disadvantages for the Non-Associated Shareholders and the TWC Shareholders if the proposed Exchange proceeds with the advantages and disadvantages to those Shareholders if it does not ("reasonableness").

5.   LIQUIDITY AND MARKET VALUE OF SHARES

     5.1 As is evident from the graphs attached at Annexure I & 2, the Flexemessaging shares have consistently traded in the Pink Sheets at prices above the TWC shares traded on the Canadian Venture Exchange. The graphs also demonstrate that both TWC and Flexemessaging shares have low trading volumes and little liquidity. In our opinion, the traded values are not a fair guide to value because of the thin market.

     5.2 After the completion of the Exchange, it is planned that all shareholders (ie TWC Shareholders and Non-Associated Shareholders) will have access to both the Pink Sheets and the Canadian Venture Exchange. The Exchange should therefore materially improve the liquidity of traded shares for all shareholders.

6    ASSESSMENT OF FAIRNESS

     6.1 Given that both TWC and Flexemessaging are purely holding companies and that TWC holds a majority of the shares in Flexemessaging and Flexemessaging holds 100% interest in TWG, the value of both TWC and Flexemessaging is their respective interests in the ownership of TWIG. Accordingly, we have based our assessment of the fairness of the Exchange on each company's underlying interest in TWG.

     6.2 Prior to the completion of the Exchange, the Non-Associated Shareholders of Flexemessaging hold 13.73% of the common stock of the Company, representing their rights to 13.73% in the underlying assets of TWG. Upon completion of the Exchange, the Non-Associated Shareholders will maintain their 13.73% in those assets through their same percentage ownership of TWC common stock as shown below:


                                         NO OF SHARES IN TWC:   % INTEREST IN
                                        PRIOR TO       AFTER      TWC AFTER
                                        EXCHANGE     EXCHANGE     EXCHANGE

          Existing TWC Shareholders    16,042,951   16,042,951      86.27

          Non-Associated Shareholders        -       2,456,832      13.73
                                       ----------   ----------     ------
                                       16,042,95l   18,499,783     100.00
                                       ==========   ==========     ======

     6.3 Based on the above, we have assessed that the percentage interest of the TWC Shareholders and the Non-Associated Shareholders after the exchange will remain at 86.27% and 13.73% respectively, and accordingly, the exchange ratio is fair to the TWC Shareholders and the Non-Associated Shareholders.

7.   OTHER CONSIDERATIONS

     7.1  ADVANTAGES

          We have considered the benefits to TWC Shareholders and Non-Associated Shareholders should the proposed Exchange proceed.

          (a) TWC has a strategic plan for growth which involves raising finance, primarily in Canada and Australia where it has an established operation. The existing group structure is inefficient, costly and is a severe deterrent to potential investors. The proposed Exchange offers significant benefits in the simplification of the structure and the fact that one listed holding company will now own 100% of the group assets.

          (b) The proposed Exchange and the re-domiciling of Flexemessaging provides an opportunity for the group to reduce its operating costs and manage its operations more efficiently without affecting the management and operations of the Company.

          (c) Upon completion of the Exchange, TWC will become the "successor issuer" to Flexemessaging and maintain the reporting status of Flexemessaging. It will continue to report under the Securities Exchange Act and its shares will be listed in the Pink Sheets. The Non-Associated Shareholders should therefore benefit from the Exchange by receiving TWC shares that will be listed on both the Canadian Venture Exchange and in the Pink Sheets.

          (d) The proposed Exchange will result in the creation of additional freely tradeable shares thereby improving liquidity for both TWC Shareholders and Non-Associated Shareholders.

          (e) We have been advised by the Directors of TWC that the Exchange is expected to be a tax-free reorganisation within the meaning of
               Section 368(a) of the Internal Resource Code of 1986. No gain or loss will be recognised by the Company or TWC or by the Non-Associated Shareholders as a result of the Exchange, except with respect to those shareholders who exercise dissenter's rights.

     7.2  DISADVANTAGES

          The proposed Exchange does entail certain disadvantages which should be considered by Non-Associated Shareholders and TWC Shareholders.

          (a) The Flexemessaging shares have consistently traded in the Pink Sheets at prices higher than the TWC shares have traded on the Canadian Venture Exchange. Non-Associated Shareholders may be disadvantaged should their exchange shares trade on the Canadian Venture Exchange at a discount to prices obtained on the Pink Sheets. Furthermore, the improved liquidity in shares traded in the Pink Sheets may, in the short-term, cause the prices to be lower than those achieved prior to the Exchange. We are of the opinion that, given the limited trading volumes and liquidity of Flexemessaging shares, their trading prices on the Pink Sheets have not necessarily reflected the underlying value of the shares so that the premium achieved in the Pink Sheets is not necessarily sustainable.

          (b) The exchange of stock held by the Non-Associated Shareholders will be accounted for by the purchase method of accounting. As such, all shares exchanged will be accounted for as a purchase. The proportionate share of Flexemessaging's assets, liabilities and other items will be adjusted to their estimated fair value at the date of exchange and combined with the historical book values of the assets and liabilities of TWC. The difference between the estimated fair value of the assets, liabilities and other items and the purchase price will be recorded as an intangible asset and amortised over a 10 year period following the completion of the Exchange. This will cause a diminution in the reported profits of TWC.

     7.3  CONCLUSION

          In our opinion, on balance, the advantages of proceeding with the proposed Exchange outweigh the disadvantages. Accordingly in our opinion, the proposed Exchange is fair and reasonable to Non-Associated Shareholders and TWC shareholders.

8.   DECLARATION

     8.1 The report has been prepared at the request of the Directors of TWC, who have used it to support their decision to approve the Exchange. It has been prepared only for the benefit of the Directors and those persons entitled to receive the documentation in respect of the proposal and should not be used for any other purpose.

     8.2 Statements and opinions contained in this report are given in good faith but, in the preparation of this report, Horwath has relied upon information provided by the Directors of TWC which Horwath believes, on reasonable grounds, to be reliable, complete and not misleading. Horwath does not imply, nor should it he construed, that it has carried out an audit of the information and records supplied to it.

     8.3 Horwath is the licensed investment advisory arm of Horwath Sydney Partnership and is wholly owned by the partners of that firm. Horwath Sydney Partnership is a member of an Australian association of independent accounting and management consulting firms and a member of Horwath International.

     8.4 The persons principally involved in the preparation of this report were Martin Bloom who is an authorised representative of Horwath, and Alfred Nehama, who is a director of Horwath (NSW) Pty Limited. Both have had many years of experience in the provision of corporate financial advice, including specific advice on corporate reconstructions, valuations, mergers and acquisitions, as well as the preparation of expert reports.

     8.5 Horwath and its directors do not have any financial interest in the outcome of the proposed transaction except for the normal professional fees based on estimated time to be spent in the preparation of this report.

     8.6 Horwath has been responsible only for the preparation of this independent expert's report. It is not responsible for any other information contained in any document or report distributed to shareholders of TWC or Flexemessaging.

Yours faithfully,
HORWATH
INVESTMENT PTY LIMITED


/s/ Martin  Bloom                            /s/ Alfred Nehama
MARTIN  BLOOM                                ALFRED NEHAMA
Director                                     Director

                                    ANNEX 1


                   [CHART OF TWELVE MONTH PRICE AND VOLUME OF
                     TRADE WIND COMMUNICATIONS LTD. OMITTED]

                                    ANNEX 2


                   [CHART OF TWELVE MONTH PRICE AND VOLUME OF
                             FLEXEMESSAGING OMITTED]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                            FLEXEMESSAGING.COM, INC.


                     PROXY - SPECIAL MEETING OF SHAREHOLDER
                                 MARCH 29, 2001



     The undersigned, a shareholder of Flexemessaging.com, Inc., an Idaho corporation (the "Company"), does hereby constitute an appoint Nicholas Bird and Kevin Levine and each of them, the true and lawful attorneys and proxies with full power and of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at the offices of Thelen Reid & Priest LLP, located at 40 W. 57th Street, New York, New York 10019, on March 29, 2001, at 5:00 p.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

1.   TO APPROVE THE EXCHANGE.
     FOR           AGAINST       ABSTAIN
         ------           -----          -----

2. TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE THE EXCHANGE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

     The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:             , 2001
        -----------


                               (L.S.)
------------------------------

                               (L.S.)
------------------------------
        Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH SIGNING. WHEN SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY MUST SIGN. WHEN A PROXY IS GIVEN BY A CORPORATION, IT SHOULD BE SIGNED WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER AND THE CORPORATE SEAL AFFIXED.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.